UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Ryan Larrenaga

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: January 31

Date of reporting period: January 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
January 31, 2017
Columbia Income Builder Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Income Builder Fund   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Income Builder Fund   |  Annual Report 2017

Columbia Income Builder Fund  |  Annual Report 2017

Fund at a Glance
Investment objective
Columbia Income Builder Fund (the Fund) seeks to provide shareholders with a high level of current income and growth of capital.
Portfolio management
Colin Lundgren, CFA
Lead manager
Managed Fund since 2006
Gene Tannuzzo, CFA
Co-manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended January 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/16/06	12.37	5.54	5.20
	Including sales charges		7.07	4.52	4.69
Class B	Excluding sales charges	02/16/06	11.47	4.74	4.41
	Including sales charges		6.47	4.40	4.41
Class C	Excluding sales charges	02/16/06	11.39	4.73	4.42
	Including sales charges		10.39	4.73	4.42
Class K		02/16/06	12.47	5.61	5.40
Class R *		09/27/10	12.02	5.25	5.01
Class R4 *		11/08/12	12.62	5.75	5.31
Class R5 *		11/08/12	12.66	5.82	5.34
Class W *		06/25/14	12.27	5.53	5.19
Class Z *		09/27/10	12.55	5.78	5.37
Blended Benchmark			7.06	4.89	4.60
Bloomberg Barclays U.S. Aggregate Bond Index			1.45	2.09	4.37
Russell 3000 Value Index			25.76	14.05	5.69
Citi Three-Month U.S. Treasury Bill Index			0.30	0.10	0.69
Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. Prior to March 27, 2017, Class W shares were sold without a sales charge and, therefore, the returns shown for Class W shares do not reflect any sales charge. Effective March 27, 2017, Class W shares are renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg Barclays U.S. Aggregate Bond Index, 25% Russell 3000 Value Index and 10% Citi Three-Month U.S. Treasury Bill Index.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Columbia Income Builder Fund | Annual Report 2017	3

Fund at a Glance   (continued)
The Russell 3000 Value Index, an unmanaged index, measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.
The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (January 31, 2007 — January 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Income Builder Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2017)
Equity Funds	22.0
Fixed-Income Funds	78.0
Money Market Funds	0.0(a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
4	Columbia Income Builder Fund | Annual Report 2017

Manager Discussion of Fund Performance
For the 12-month period that ended January 31, 2017, the Fund’s Class A shares returned 12.37% excluding sales charges. The Fund outperformed its Blended Benchmark, which returned 7.06% for the same time period. During the same 12-month period, the Fund’s bond benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned 1.45%, the Fund’s domestic equity benchmark, the Russell 3000 Value Index, returned 25.76% and the Citi Three-Month U.S. Treasury Bill Index advanced 0.30%. Strategic allocation and tactical positioning decisions as a whole contributed positively to relative results as did overall underlying fund performance.
Global capital markets posted gains
Both U.S. equity and fixed-income markets posted gains during the period. U.S. stocks ended the period strong, and commodity prices and corporate earnings stabilized somewhat. Also, in the last months of the period, investors appeared optimistic about the prospects of a seemingly more business-friendly president. Within the U.S. equity market, small cap stocks outperformed large cap stocks, and value stocks outperformed growth stocks. Overall, U.S. equities outperformed international developed market equities, although emerging market equities broadly performed comparably to U.S. equities amid divergent and varied monetary policies implemented by central banks around the world.
On the fixed-income side, credit risk rebounded during the period following weak performance in 2015. High-yield corporate bonds led the way, with a return of 20.77%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Index, while more interest rate-sensitive sectors posted more modest gains. That said, the broad U.S. fixed-income market posted significant losses in the fourth quarter of 2016, with the Bloomberg Barclays U.S. Aggregate Bond Index returning -2.98% in the last three months of 2016. U.S. Treasury yields had declined to near-record lows before the surprise election of Donald Trump and the Republican sweep in Congress sent yields higher, peaking at 2.60% in mid-December 2016 on investor optimism about potential fiscal stimulus and a business-friendly regulatory regime boosting economic growth and inflation expectations.
The Federal Reserve (the Fed) raised the targeted federal funds rate in December 2016 for the first time in 12 months and also revised higher its expectations for the path of short-term interest rates in 2017, increasing its forecast from two interest rate hikes to three. Still, the Fed largely expressed a high degree of uncertainty about the ultimate effect of the then-incoming presidential administration’s policies on realized U.S. economic activity.
Strategic, tactical and underlying fund positioning supported Fund results
Overall, strategic allocation and tactical positioning decisions contributed positively to the Fund’s performance relative to its Blended Benchmark as did underlying fund performance as a whole.
Among strategic allocation decisions, exposure to equities, especially small cap equities, as well as to high quality and low quality corporate bonds contributed most positively to the Fund’s relative results. Investment-grade and high-yield corporate bonds rebounded from weakness in early 2016 and maintained momentum through the November 2016 U.S. elections based on solid fundamentals and anticipation of deregulation and pro-growth policies. The Fund’s exposure to real estate securities and convertible securities modestly detracted from its performance. Within the Fund’s tactical positioning, having an overweight to low quality bonds, particularly high-yield corporate bonds, which performed well, helped most. Having an overweight to mortgage-backed securities further aided relative results. Conversely, having an overweight to global non-traditional fixed income during the first half of the period detracted. Having an overall bias to high quality also muted relative results during a period when lower quality securities outperformed.
Underlying fund performance in strategies focused on U.S. large-cap dividend-paying equities, small cap value equities, convertible securities, limited duration bonds, U.S. Treasury inflation protected securities, corporate bonds, agency and non-agency mortgage-backed securities, emerging market bonds and floating rate securities added the most value. Only partially offsetting these positive contributors was the disappointing performance of underlying funds focused on high-yield corporate bonds and real estate securities, although the Fund only had exposure to the latter during the second half of the period.
Columbia Income Builder Fund | Annual Report 2017	5

Manager Discussion of Fund Performance  (continued)
Portfolio changes
As spreads, or yield differentials to U.S. Treasuries, tightened on corporate credit throughout the period, we shifted the Fund’s exposure into consumer credit in the form of agency and non-agency mortgage-backed securities where we felt valuations were more compelling and the credit cycle appeared to have more support. During the second half of the period, we decreased the Fund’s exposure to equities as we sought to reduce overall portfolio risk following strong appreciation in the equity market.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market issuers. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
6	Columbia Income Builder Fund | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective expenses paid during the period” column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2016 — January 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,028.90	1,023.43	2.01	2.01	0.39	5.16	5.14	1.00
Class B	1,000.00	1,000.00	1,024.90	1,019.62	5.87	5.85	1.14	9.00	8.98	1.75
Class C	1,000.00	1,000.00	1,024.10	1,019.62	5.86	5.85	1.14	9.00	8.98	1.75
Class K	1,000.00	1,000.00	1,029.40	1,023.63	1.80	1.80	0.35	4.95	4.94	0.96
Class R	1,000.00	1,000.00	1,026.60	1,022.16	3.30	3.29	0.64	6.44	6.42	1.25
Class R4	1,000.00	1,000.00	1,029.20	1,024.70	0.72	0.72	0.14	3.87	3.86	0.75
Class R5	1,000.00	1,000.00	1,030.40	1,024.90	0.52	0.51	0.10	3.66	3.65	0.71
Class W	1,000.00	1,000.00	1,028.80	1,023.33	2.11	2.11	0.41	5.26	5.24	1.02
Class Z	1,000.00	1,000.00	1,030.20	1,024.70	0.72	0.72	0.14	3.87	3.86	0.75
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Columbia Income Builder Fund | Annual Report 2017	7

Portfolio of Investments
January 31, 2017
(Percentages represent value of investments compared to net assets)
Equity Funds 22.0%
	Shares	Value ($)
Convertible 5.0%
Columbia Convertible Securities Fund, Class I Shares(a)	3,348,738	61,549,809
Dividend Income 10.8%
Columbia Dividend Income Fund, Class I Shares(a)	2,954,500	57,021,847
Columbia Dividend Opportunity Fund, Class I Shares(a)	5,303,860	51,182,243
Columbia Global Dividend Opportunity Fund, Class I Shares(a)	1,412,492	24,125,369
Total		132,329,459
Global Real Estate 1.1%
Columbia Real Estate Equity Fund, Class I Shares(a)	884,680	13,624,070
U.S. Small Cap 5.1%
Columbia Small Cap Value Fund I, Class I Shares(a)	1,363,139	61,900,134
Total Equity Funds (Cost $263,293,632)		269,403,472

Fixed-Income Funds 78.0%

Emerging Markets 7.5%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	8,128,672	92,179,136
Floating Rate 8.9%
Columbia Floating Rate Fund, Class I Shares(a)	12,070,745	109,360,947
High Yield 17.3%
Columbia High Yield Bond Fund, Class I Shares(a)	72,462,683	212,315,662
Fixed-Income Funds (continued)
	Shares	Value ($)
Inflation Protected Securities 2.7%
Columbia Inflation Protected Securities Fund, Class I Shares(a),(b)	3,435,320	32,429,422
Investment Grade 41.6%
Columbia Corporate Income Fund, Class I Shares(a)	11,601,881	116,250,841
Columbia Limited Duration Credit Fund, Class I Shares(a)	6,152,179	60,414,400
Columbia Mortgage Opportunities Fund, Class I Shares(a)	8,984,234	88,494,709
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	44,190,294	238,185,686
Columbia U.S. Treasury Index Fund, Class I Shares(a)	611,350	6,712,625
Total		510,058,261
Total Fixed-Income Funds (Cost $961,044,719)		956,343,428

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Government Money Market Fund, Class I Shares, 0.010%(a),(c)	652,450	652,450
Total Money Market Funds (Cost $652,450)		652,450
Total Investments (Cost: $1,224,990,801)		1,226,399,350
Other Assets & Liabilities, Net		(776,621)
Net Assets		1,225,622,729

Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Convertible Securities Fund, Class I Shares	3,835,460	96,252	(582,974)	3,348,738	—	739,356	1,661,515	61,549,809
Columbia Corporate Income Fund, Class I Shares	6,937,324	5,477,655	(813,098)	11,601,881	—	(989,223)	2,868,488	116,250,841
Columbia Dividend Income Fund, Class I Shares	4,648,111	156,957	(1,850,568)	2,954,500	1,391,587	1,974,241	1,545,263	57,021,847
Columbia Dividend Opportunity Fund, Class I Shares	11,117,398	299,353	(6,112,891)	5,303,860	—	(1,575,513)	2,765,899	51,182,243
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Income Builder Fund | Annual Report 2017

Portfolio of Investments  (continued)
January 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Emerging Markets Bond Fund, Class I Shares	8,881,597	488,896	(1,241,821)	8,128,672	—	(1,285,258)	2,845,696	92,179,136
Columbia Floating Rate Fund, Class I Shares	13,691,424	1,879,318	(3,499,997)	12,070,745	—	(1,915,349)	4,286,117	109,360,947
Columbia Global Dividend Opportunity Fund, Class I Shares	3,078,152	75,072	(1,740,732)	1,412,492	—	(5,334,851)	1,240,927	24,125,369
Columbia Global Unconstrained Bond Fund, Class I Shares	2,520,621	2,195	(2,522,816)	—	—	(2,131,195)	19,862	—
Columbia High Yield Bond Fund, Class I Shares	89,268,985	4,473,029	(21,279,331)	72,462,683	—	656,363	12,208,152	212,315,662
Columbia Inflation Protected Securities Fund, Class I Shares	3,749,324	—	(314,004)	3,435,320	—	(500,359)	—	32,429,422
Columbia Limited Duration Credit Fund, Class I Shares	6,286,197	3,800,634	(3,934,652)	6,152,179	—	(631,411)	1,430,278	60,414,400
Columbia Government Money Market Fund, Class I Shares, 0.010%	651,968	482	—	652,450	170	—	312	652,450
Columbia Mortgage Opportunities Fund, Class I Shares	7,389,585	1,594,649	—	8,984,234	1,115,415	—	3,013,657	88,494,709
Columbia Real Estate Equity Fund, Class I Shares	—	884,680	—	884,680	208,194	—	75,343	13,624,070
Columbia Small Cap Value Fund I, Class I Shares	1,481,361	175,712	(293,934)	1,363,139	6,571,914	(1,078,662)	427,271	61,900,134
Columbia U.S. Government Mortgage Fund, Class I Shares	29,258,653	17,308,374	(2,376,733)	44,190,294	1,123,075	(443,326)	4,910,485	238,185,686
Columbia U.S. Treasury Index Fund, Class I Shares	601,115	10,235	—	611,350	19,411	—	95,788	6,712,625
Total	193,397,275	36,723,493	(46,563,551)	183,557,217	10,429,766	(12,515,187)	39,395,053	1,226,399,350

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2017.
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Builder Fund | Annual Report 2017	9

Portfolio of Investments  (continued)
January 31, 2017
Fair value measurements  (continued)
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments
Equity Funds	269,403,472	—	—	269,403,472
Fixed-Income Funds	956,343,428	—	—	956,343,428
Money Market Funds	652,450	—	—	652,450
Total Investments	1,226,399,350	—	—	1,226,399,350
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Income Builder Fund | Annual Report 2017

Statement of Assets and Liabilities
January 31, 2017
Assets
Investments, at cost
Affiliated issuers, at cost	$1,224,990,801
Total investments, at cost	1,224,990,801
Investments, at value
Affiliated issuers, at value	1,226,399,350
Total investments, at value	1,226,399,350
Receivable for:
Capital shares sold	1,460,744
Dividends	2,134,833
Prepaid expenses	3,461
Other assets	566
Total assets	1,229,998,954
Liabilities
Payable for:
Investments purchased	2,158,646
Capital shares purchased	2,029,202
Management services fees	672
Distribution and/or service fees	12,922
Transfer agent fees	83,065
Compensation of board members	41,157
Compensation of chief compliance officer	267
Other expenses	50,294
Total liabilities	4,376,225
Net assets applicable to outstanding capital stock	$1,225,622,729
Represented by
Paid in capital	1,232,096,045
Undistributed net investment income	1,445,803
Accumulated net realized loss	(9,327,668)
Unrealized appreciation (depreciation) on:
Investments - affiliated issuers	1,408,549
Total - representing net assets applicable to outstanding capital stock	$1,225,622,729
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Builder Fund | Annual Report 2017	11

Statement of Assets and Liabilities  (continued)
January 31, 2017
Class A
Net assets	$934,770,421
Shares outstanding	80,449,887
Net asset value per share	$11.62
Maximum offering price per share(a)	$12.20
Class B
Net assets	$3,061,037
Shares outstanding	262,034
Net asset value per share	$11.68
Class C
Net assets	$233,909,597
Shares outstanding	20,053,379
Net asset value per share	$11.66
Class K
Net assets	$3,101
Shares outstanding	267
Net asset value per share(b)	$11.64
Class R
Net assets	$1,613,575
Shares outstanding	138,100
Net asset value per share	$11.68
Class R4
Net assets	$5,694,319
Shares outstanding	488,621
Net asset value per share	$11.65
Class R5
Net assets	$2,530,995
Shares outstanding	217,068
Net asset value per share	$11.66
Class W
Net assets	$9,531
Shares outstanding	821
Net asset value per share	$11.61
Class Z
Net assets	$44,030,153
Shares outstanding	3,788,992
Net asset value per share	$11.62

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75%.
(b)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Income Builder Fund | Annual Report 2017

Statement of Operations
Year Ended January 31, 2017
Net investment income
Income:
Dividends — affiliated issuers	$39,395,053
Total income	39,395,053
Expenses:
Management services fees	243,559
Distribution and/or service fees
Class A	2,337,589
Class B	41,851
Class C	2,314,697
Class R	7,480
Class W	23
Transfer agent fees
Class A	913,119
Class B	4,121
Class C	225,856
Class K	2
Class R	1,454
Class R4	3,526
Class R5	888
Class W	9
Class Z	39,223
Plan administration fees
Class K	8
Compensation of board members	30,985
Custodian fees	3,832
Printing and postage fees	101,683
Registration fees	138,830
Audit fees	16,480
Legal fees	18,312
Compensation of chief compliance officer	267
Other	29,491
Total expenses	6,473,285
Expense reduction	(20)
Total net expenses	6,473,265
Net investment income	32,921,788
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — affiliated issuers	(12,515,187)
Capital gain distributions from underlying affiliated funds	10,429,766
Net realized loss	(2,085,421)
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated issuers	107,683,072
Net change in unrealized appreciation (depreciation)	107,683,072
Net realized and unrealized gain	105,597,651
Net increase in net assets resulting from operations	$138,519,439
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Builder Fund | Annual Report 2017	13

Statement of Changes in Net Assets
	Year Ended January 31, 2017	Year Ended January 31, 2016
Operations
Net investment income	$32,921,788	$39,304,881
Net realized gain (loss)	(2,085,421)	12,213,628
Net change in unrealized appreciation (depreciation)	107,683,072	(91,658,675)
Net increase (decrease) in net assets resulting from operations	138,519,439	(40,140,166)
Distributions to shareholders
Net investment income
Class A	(27,499,605)	(33,116,342)
Class B	(89,360)	(264,456)
Class C	(5,064,497)	(6,060,204)
Class K	(92)	(103)
Class R	(40,031)	(35,230)
Class R4	(117,123)	(149,879)
Class R5	(54,860)	(42,992)
Class W	(275)	(305)
Class Z	(1,291,658)	(1,568,660)
Net realized gains
Class A	(3,322,269)	(32,592,214)
Class B	(15,476)	(329,658)
Class C	(821,623)	(7,766,712)
Class K	(11)	(99)
Class R	(5,270)	(36,512)
Class R4	(11,304)	(144,622)
Class R5	(5,394)	(39,620)
Class W	(33)	(306)
Class Z	(145,652)	(1,490,654)
Total distributions to shareholders	(38,484,533)	(83,638,568)
Decrease in net assets from capital stock activity	(71,661,338)	(38,883,404)
Total increase (decrease) in net assets	28,373,568	(162,662,138)
Net assets at beginning of year	1,197,249,161	1,359,911,299
Net assets at end of year	$1,225,622,729	$1,197,249,161
Undistributed net investment income	$1,445,803	$608,200
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Income Builder Fund | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	January 31, 2017		January 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	8,811,489	100,330,975	11,408,522	130,706,817
Distributions reinvested	2,616,456	29,574,877	5,536,625	63,235,961
Redemptions	(17,669,200)	(199,365,504)	(18,840,173)	(214,332,508)
Net decrease	(6,241,255)	(69,459,652)	(1,895,026)	(20,389,730)
Class B
Subscriptions	6,661	75,230	30,307	351,967
Distributions reinvested	8,644	97,805	49,760	575,354
Redemptions (a)	(258,869)	(2,923,564)	(1,175,759)	(13,749,693)
Net decrease	(243,564)	(2,750,529)	(1,095,692)	(12,822,372)
Class C
Subscriptions	3,151,731	35,990,409	3,650,186	42,383,614
Distributions reinvested	499,608	5,665,753	1,152,962	13,227,036
Redemptions	(4,313,268)	(48,981,310)	(4,308,744)	(49,152,727)
Net increase (decrease)	(661,929)	(7,325,148)	494,404	6,457,923
Class R
Subscriptions	64,063	727,165	24,859	281,603
Distributions reinvested	3,350	38,112	6,237	71,543
Redemptions	(40,031)	(456,111)	(19,438)	(222,703)
Net increase	27,382	309,166	11,658	130,443
Class R4
Subscriptions	300,290	3,464,885	160,251	1,822,374
Distributions reinvested	11,293	128,337	25,683	294,330
Redemptions	(157,308)	(1,767,177)	(257,127)	(2,915,756)
Net increase (decrease)	154,275	1,826,045	(71,193)	(799,052)
Class R5
Subscriptions	174,237	1,984,491	78,985	917,907
Distributions reinvested	5,297	60,254	7,244	82,612
Redemptions	(83,098)	(938,896)	(32,621)	(363,763)
Net increase	96,436	1,105,849	53,608	636,756
Class Z
Subscriptions	2,254,926	25,776,794	996,924	11,484,552
Distributions reinvested	111,948	1,267,711	222,862	2,548,499
Redemptions	(1,968,459)	(22,411,574)	(2,281,308)	(26,130,423)
Net increase (decrease)	398,415	4,632,931	(1,061,522)	(12,097,372)
Total net decrease	(6,470,240)	(71,661,338)	(3,563,763)	(38,883,404)

(a)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Income Builder Fund | Annual Report 2017	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
1/31/2017	$10.69	0.32	0.99	1.31	(0.34)	(0.04)
1/31/2016	$11.77	0.36	(0.69)	(0.33)	(0.38)	(0.37)
1/31/2015	$11.56	0.36	0.25	0.61	(0.37)	(0.03)
1/31/2014	$11.48	0.32	0.12	0.44	(0.36)	—
1/31/2013	$10.85	0.37	0.69	1.06	(0.43)	—
Class B
1/31/2017	$10.75	0.23	0.99	1.22	(0.25)	(0.04)
1/31/2016	$11.83	0.27	(0.69)	(0.42)	(0.29)	(0.37)
1/31/2015	$11.61	0.26	0.27	0.53	(0.28)	(0.03)
1/31/2014	$11.54	0.22	0.12	0.34	(0.27)	—
1/31/2013	$10.90	0.28	0.71	0.99	(0.35)	—
Class C
1/31/2017	$10.74	0.24	0.97	1.21	(0.25)	(0.04)
1/31/2016	$11.81	0.27	(0.68)	(0.41)	(0.29)	(0.37)
1/31/2015	$11.60	0.27	0.25	0.52	(0.28)	(0.03)
1/31/2014	$11.52	0.25	0.10	0.35	(0.27)	—
1/31/2013	$10.89	0.29	0.69	0.98	(0.35)	—
Class K
1/31/2017	$10.71	0.33	0.99	1.32	(0.35)	(0.04)
1/31/2016	$11.79	0.37	(0.69)	(0.32)	(0.39)	(0.37)
1/31/2015	$11.57	0.37	0.26	0.63	(0.38)	(0.03)
1/31/2014	$11.50	0.30	0.13	0.43	(0.36)	—
1/31/2013	$10.87	0.37	0.70	1.07	(0.44)	—
Class R
1/31/2017	$10.75	0.30	0.98	1.28	(0.31)	(0.04)
1/31/2016	$11.83	0.33	(0.69)	(0.36)	(0.35)	(0.37)
1/31/2015	$11.62	0.33	0.25	0.58	(0.34)	(0.03)
1/31/2014	$11.54	0.32	0.09	0.41	(0.33)	—
1/31/2013	$10.91	0.35	0.69	1.04	(0.41)	—
Class R4
1/31/2017	$10.72	0.35	0.98	1.33	(0.36)	(0.04)
1/31/2016	$11.80	0.38	(0.68)	(0.30)	(0.41)	(0.37)
1/31/2015	$11.59	0.39	0.25	0.64	(0.40)	(0.03)
1/31/2014	$11.52	0.44	0.02	0.46	(0.39)	—
1/31/2013 (d)	$11.29	0.13	0.28	0.41	(0.18)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Income Builder Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.38)	$11.62	12.37%	0.40%	0.40% (c)	2.84%	22%	$934,770
(0.75)	$10.69	(3.10%)	0.40%	0.40% (c)	3.12%	26%	$927,086
(0.40)	$11.77	5.29%	0.41%	0.41% (c)	2.99%	29%	$1,042,888
(0.36)	$11.56	3.83%	0.41%	0.41%	2.79%	28%	$972,684
(0.43)	$11.48	9.98%	0.42%	0.42% (c)	3.30%	26%	$808,070

(0.29)	$11.68	11.47%	1.15%	1.15% (c)	2.04%	22%	$3,061
(0.66)	$10.75	(3.81%)	1.15%	1.15% (c)	2.34%	26%	$5,435
(0.31)	$11.83	4.57%	1.16%	1.16% (c)	2.17%	29%	$18,941
(0.27)	$11.61	2.96%	1.16%	1.16%	1.92%	28%	$27,334
(0.35)	$11.54	9.18%	1.17%	1.17% (c)	2.50%	26%	$34,248

(0.29)	$11.66	11.39%	1.15%	1.15% (c)	2.09%	22%	$233,910
(0.66)	$10.74	(3.73%)	1.15%	1.15% (c)	2.38%	26%	$222,383
(0.31)	$11.81	4.49%	1.16%	1.16% (c)	2.26%	29%	$238,901
(0.27)	$11.60	3.06%	1.16%	1.16%	2.14%	28%	$190,266
(0.35)	$11.52	9.14%	1.17%	1.17% (c)	2.61%	26%	$102,019

(0.39)	$11.64	12.47%	0.35%	0.35%	2.89%	22%	$3
(0.76)	$10.71	(3.00%)	0.35%	0.35%	3.18%	26%	$3
(0.41)	$11.79	5.45%	0.34%	0.34%	3.06%	29%	$3
(0.36)	$11.57	3.80%	0.34%	0.34%	2.60%	28%	$40
(0.44)	$11.50	10.02%	0.37%	0.37%	3.34%	26%	$70

(0.35)	$11.68	12.02%	0.65%	0.65% (c)	2.61%	22%	$1,614
(0.72)	$10.75	(3.33%)	0.65%	0.65% (c)	2.87%	26%	$1,190
(0.37)	$11.83	5.00%	0.66%	0.66% (c)	2.75%	29%	$1,172
(0.33)	$11.62	3.56%	0.66%	0.66%	2.71%	28%	$1,091
(0.41)	$11.54	9.68%	0.67%	0.67% (c)	3.19%	26%	$715

(0.40)	$11.65	12.62%	0.15%	0.15% (c)	3.06%	22%	$5,694
(0.78)	$10.72	(2.85%)	0.15%	0.15% (c)	3.33%	26%	$3,585
(0.43)	$11.80	5.55%	0.16%	0.16% (c)	3.28%	29%	$4,786
(0.39)	$11.59	4.00%	0.16%	0.16%	3.79%	28%	$2,433
(0.18)	$11.52	3.61%	0.13% (e)	0.13% (e)	5.21% (e)	26%	$3
Columbia Income Builder Fund | Annual Report 2017	17

Financial Highlights  (continued)
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
1/31/2017	$10.73	0.36	0.98	1.34	(0.37)	(0.04)
1/31/2016	$11.81	0.40	(0.70)	(0.30)	(0.41)	(0.37)
1/31/2015	$11.60	0.40	0.25	0.65	(0.41)	(0.03)
1/31/2014	$11.52	0.42	0.05	0.47	(0.39)	—
1/31/2013 (f)	$11.29	0.14	0.27	0.41	(0.18)	—
Class W
1/31/2017	$10.69	0.32	0.98	1.30	(0.34)	(0.04)
1/31/2016	$11.76	0.36	(0.69)	(0.33)	(0.37)	(0.37)
1/31/2015 (g)	$12.18	0.21	(0.34) (h)	(0.13)	(0.26)	(0.03)
Class Z
1/31/2017	$10.70	0.35	0.97	1.32	(0.36)	(0.04)
1/31/2016	$11.77	0.38	(0.67)	(0.29)	(0.41)	(0.37)
1/31/2015	$11.56	0.39	0.25	0.64	(0.40)	(0.03)
1/31/2014	$11.49	0.38	0.08	0.46	(0.39)	—
1/31/2013	$10.86	0.41	0.68	1.09	(0.46)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Class W shares commenced operations on June 25, 2014. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of the Fund’s units issued and units redeemed in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Income Builder Fund | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.41)	$11.66	12.66%	0.10%	0.10%	3.16%	22%	$2,531
(0.78)	$10.73	(2.79%)	0.10%	0.10%	3.53%	26%	$1,294
(0.44)	$11.81	5.61%	0.10%	0.10%	3.32%	29%	$792
(0.39)	$11.60	4.14%	0.09%	0.09%	3.63%	28%	$328
(0.18)	$11.52	3.61%	0.10% (e)	0.10% (e)	5.23% (e)	26%	$3

(0.38)	$11.61	12.27%	0.42%	0.42% (c)	2.82%	22%	$10
(0.74)	$10.69	(3.04%)	0.41%	0.41% (c)	3.12%	26%	$9
(0.29)	$11.76	(1.12%)	0.44% (e)	0.44% (c),(e)	2.98% (e)	29%	$10

(0.40)	$11.62	12.55%	0.15%	0.15% (c)	3.11%	22%	$44,030
(0.78)	$10.70	(2.77%)	0.15%	0.15% (c)	3.34%	26%	$36,263
(0.43)	$11.77	5.56%	0.16%	0.16% (c)	3.26%	29%	$52,419
(0.39)	$11.56	4.00%	0.16%	0.16%	3.30%	28%	$41,893
(0.46)	$11.49	10.25%	0.17%	0.17% (c)	3.68%	26%	$7,672
Columbia Income Builder Fund | Annual Report 2017	19

Notes to Financial Statements
January 31, 2017
Note 1. Organization
Columbia Income Builder Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates (Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares generally convert to Class A shares eight years after purchase. Class B shares are typically subject to a maximum CDSC of 5.00% based upon the holding period after purchase. However, the Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase.
Class K shares are not subject to sales charges, however this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Effective March 27, 2017, Class W shares are no longer offered for sale. Class W shares, when available, were not subject to sales charges and were generally available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Effective March 27, 2017, Class W shares were renamed and re-designated as Class T shares. Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares.
Class Y shares are not subject to sales charges or distribution and service (12b-1) fees, and are available to institutional and certain other investors as described in the Fund’s prospectus. Class Y shares commenced operations on March 1, 2017.
20	Columbia Income Builder Fund | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Income Builder Fund | Annual Report 2017	21

Notes to Financial Statements  (continued)
January 31, 2017
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and compensation paid to affiliates
Management services fees and underlying fund fees
Effective June 1, 2016, the Fund entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to 0.020% of the Fund’s average daily net assets. Prior to June 1, 2016, the Investment Manager provided advisory services under an Investment Management Services Agreement and administrative and accounting services under a separate Administrative Services Agreement. For the period from February 1, 2016 through May 31, 2016, the administrative services fee paid to the Investment Manager was $80,447. The Investment Manager did not receive a fee for its services under the Investment Management Services Agreement.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Fund and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended January 31, 2017, other expenses paid by the Fund to this company were $186.
22	Columbia Income Builder Fund | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class.
For the year ended January 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Class A	0.10%
Class B	0.10
Class C	0.10
Class K	0.05
Class R	0.10
Class R4	0.10
Class R5	0.05
Class W	0.10
Class Z	0.10
Columbia Income Builder Fund | Annual Report 2017	23

Notes to Financial Statements  (continued)
January 31, 2017
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended January 31, 2017, these minimum account balance fees reduced total expenses of the Fund by $20.
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A and Class W shares, a fee at an annual rate of up to 0.50% of the Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services) and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $4,418,000 and $1,162,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of December 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended January 31, 2017, if any, are listed below:
Amount ($)
Class A	1,067,385
Class B	18
Class C	1,556
24	Columbia Income Builder Fund | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	June 1, 2016 through May 31, 2017	Prior to June 1, 2016
Class A	0.49%	0.45%
Class B	1.24	1.20
Class C	1.24	1.20
Class K	0.47	0.42
Class R	0.74	0.70
Class R4	0.24	0.20
Class R5	0.22	0.17
Class W	0.49	0.45
Class Z	0.24	0.20
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, capital loss carryforwards, trustees’ deferred compensation and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
2,073,316	(2,073,316)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia Income Builder Fund | Annual Report 2017	25

Notes to Financial Statements  (continued)
January 31, 2017
The tax character of distributions paid during the years indicated was as follows:
January 31, 2017			January 31, 2016
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income (S)	Long-term capital gains ($)	Total ($)
34,167,855	4,316,678	38,484,533	41,238,171	42,400,397	83,638,568
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At January 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
1,485,201	—	(4,301,940)	(3,617,179)
At January 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,230,016,529	7,708,574	(11,325,753)	(3,617,179)
The following capital loss carryforwards, determined at January 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended January 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	6,196	4,295,744	4,301,940	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $264,892,769 and $331,552,777, respectively, for the year ended January 31, 2017. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
26	Columbia Income Builder Fund | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
The Fund had no borrowings during the year ended January 31, 2017.
Note 7. Significant risks
Shareholder concentration risk
At January 31, 2017, affiliated shareholders of record owned 82.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 8. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 9. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Income Builder Fund | Annual Report 2017	27

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Income Builder Fund
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Income Builder Fund (the "Fund," a series of Columbia Funds Series Trust II) as of January 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
March 24, 2017
28	Columbia Income Builder Fund | Annual Report 2017

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended January 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
Qualified dividend income	Dividends received deduction	Foreign taxes paid	Foreign source income	Foreign source income per share
21.14%	16.11%	$68,455	$3,491,429	$0.03
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
Columbia Income Builder Fund | Annual Report 2017	29

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
30	Columbia Income Builder Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
Columbia Income Builder Fund | Annual Report 2017	31

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	127	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
32	Columbia Income Builder Fund | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	185	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting
investor.columbiathreadneedleus.com.
Columbia Income Builder Fund | Annual Report 2017	33

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
34	Columbia Income Builder Fund | Annual Report 2017

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
Columbia Income Builder Fund | Annual Report 2017	35

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Income Builder Fund
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
investor.columbiathreadneedleus.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN163_01_G01_(03/17)

Annual Report
January 31, 2017
Columbia Capital Allocation Portfolios
Columbia Capital Allocation Conservative Portfolio
Columbia Capital Allocation Moderate Conservative Portfolio
Columbia Capital Allocation Moderate Portfolio
Columbia Capital Allocation Moderate Aggressive Portfolio
Columbia Capital Allocation Aggressive Portfolio
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
While emotions have run high following the outcome of the U.S. Presidential election, it remains unclear how the Trump presidency will unfold in terms of policy. We have a sense of the priorities espoused by the President over the past eighteen months, but campaign priorities are not always realized and are often never pursued. What seems certain is that, while some investors have already priced expectations into the market, others have retreated, preferring instead a wait and see approach. The outcome of such behaviors appears to have created conditions ripe for ongoing market volatility.
While volatility in the financial markets can be stressful, volatility itself is not a new phenomenon. Other factors that have been at the root cause of recent volatility include uncertainty following the United Kingdom’s vote to exit the European Union (Brexit), speculation around the Federal Reserve’s decision to increase interest rates, divergent central bank policy and geopolitical unrest. The point is, financial markets have fluctuated for years and may be expected to continue to fluctuate — sometimes wildly. If anything, such volatility seems to be the new normal, perhaps exacerbated by access to information and development of technological tools which have enabled investors to react rapidly to real and perceived change. So what can you do?
Position your portfolio for the reality of market volatility
That there is a historical precedent for market volatility, or even an acceptance that it may persist, offers little comfort. A measured and strategic approach remains the best strategy for investors to stay on track in achieving their investment goals.
Step 1: Review your investment goals
Take this opportunity to review your investment goals and the strategies you are pursuing to achieve those goals in order to remain focused on what’s important to you. It is entirely possible that your goals have changed in response either to your life situation or to changes in the market. Accept what you can’t control — volatility, and focus on what you can — your investment goals and strategies.
Step 2: Reassess your risk tolerance
Sit down with your financial advisor to discuss your investment goals and strategies, as well as any changes to your tolerance for risk. Consider your investment horizon. Increased market volatility and a new investment horizon may impact the strategies that can best help you achieve your investment goals. Remember, achieving your investment goals may require a certain amount of risk. Ultimately, you must maintain vigilance in reassessing your risk tolerance and the strategies you have selected in pursuit of your investment goals, and awareness of how those strategies may react to market volatility.
Step 3: Remain calm and focus on your long-term plan
Remember, investing is about the long game. Short term events are not necessarily evidence of a longer term reality. Investors who attempt to time the market too often end up reacting to a down turn by selling low and then compounding the problem by waiting on the sidelines, ultimately missing the right opportunity to reinvest.
Columbia Capital Allocation Portfolios   |  Annual Report 2017

President’s Message  (continued)
As long as there is a market, there will be volatility. How you respond to that volatility can make a big difference in the measure of your success as an investor. Talk to your financial advisor about how working with Columbia Threadneedle Investments may help you position your portfolio for the reality of ongoing volatility and, perhaps, even turn such volatility into investment opportunity.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus and summary prospectus, which contains this and other important information about a fund, visit investor.columbiathreadneedleus.com. The prospectus should be read carefully before investing.
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2017 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Capital Allocation Portfolios   |  Annual Report 2017

Columbia Capital Allocation Portfolios  |  Annual Report 2017

Fund at a Glance
Columbia Capital Allocation Conservative Portfolio
Investment objective
Columbia Capital Allocation Conservative Portfolio (the Fund) seeks the highest level of total return that is consistent with a conservative level of risk.
Portfolio management
Jeffrey Knight, CFA
Co-manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-manager
Managed Fund since 2010
Joshua Kutin, CFA*
Co-manager
Managed Fund since January 2017
Dan Boncarosky, CFA*
Co-manager
Managed Fund since January 2017
*Effective January 27, 2017, Marie Schofield, Beth Vanney and Toby Nangle no longer serve as portfolio managers of the Fund. On the same date, Messrs. Kutin and Boncarosky were named as portfolio managers of the Fund.
Average annual total returns (%) (for the period ended January 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	6.67	3.93	4.03
	Including sales charges		1.62	2.93	3.52
Class B	Excluding sales charges	03/04/04	5.90	3.15	3.25
	Including sales charges		0.90	2.82	3.25
Class C	Excluding sales charges	03/04/04	5.80	3.13	3.25
	Including sales charges		4.80	3.13	3.25
Class K		03/04/04	6.70	4.01	4.17
Class R *		09/27/10	6.41	3.68	3.80
Class R4 *		06/13/13	6.98	4.10	4.11
Class R5 *		06/13/13	7.05	4.16	4.15
Class Y *		06/13/13	6.99	4.20	4.16
Class Z *		09/27/10	6.94	4.19	4.20
Blended Benchmark			5.50	4.11	4.60
Bloomberg Barclays U.S. Aggregate Bond Index			1.45	2.09	4.37
Russell 3000 Index			21.73	13.97	7.07
Returns for Class A are shown with and without the maximum initial sales charge of 4.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 66% Bloomberg Barclays U.S. Aggregate Bond Index, 15% Russell 3000 Index, 10% Citi Three-Month U.S. Treasury Bill Index, 5% MSCI EAFE Index (Net) and 4% Bloomberg Barclays U.S. Corporate High-Yield Index. The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
Columbia Capital Allocation Portfolios | Annual Report 2017	3

Fund at a Glance   (continued)
Columbia Capital Allocation Conservative Portfolio
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (January 31, 2007 — January 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2017)
Alternative Investment Funds	7.6
Common Stocks	3.1
Equity Funds	18.3
Fixed-Income Funds	60.2
Money Market Funds	10.7
Preferred Stocks	0.1
Total	100.0
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
4	Columbia Capital Allocation Portfolios | Annual Report 2017

Fund at a Glance
Columbia Capital Allocation Moderate Conservative Portfolio
Investment objective
Columbia Capital Allocation Moderate Conservative Portfolio (the Fund) seeks the highest level of total return that is consistent with a moderate conservative level of risk.
Portfolio management
Jeffrey Knight, CFA
Co-manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-manager
Managed Fund since 2009
Joshua Kutin, CFA*
Co-manager
Managed Fund since January 2017
Dan Boncarosky, CFA*
Co-manager
Managed Fund since January 2017
*Effective January 27, 2017, Marie Schofield, Beth Vanney and Toby Nangle no longer serve as portfolio managers of the Fund. On the same date, Messrs. Kutin and Boncarosky were named as portfolio managers of the Fund.
Average annual total returns (%) (for the period ended January 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/96	8.47	5.32	4.89
	Including sales charges		2.22	4.08	4.27
Class B	Excluding sales charges	08/07/97	7.61	4.52	4.09
	Including sales charges		2.61	4.19	4.09
Class C	Excluding sales charges	10/15/96	7.67	4.53	4.10
	Including sales charges		6.67	4.53	4.10
Class K *		02/28/13	8.59	5.39	4.92
Class R		01/23/06	8.09	5.06	4.63
Class R4 *		11/08/12	8.71	5.55	5.00
Class R5 *		11/08/12	8.78	5.60	5.03
Class Y *		06/13/13	8.84	5.63	5.04
Class Z		10/15/96	8.75	5.58	5.14
Blended Benchmark			8.26	5.72	5.06
Bloomberg Barclays U.S. Aggregate Bond Index			1.45	2.09	4.37
Russell 3000 Index			21.73	13.97	7.07
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 55.5% Bloomberg Barclays U.S. Aggregate Bond Index, 26% Russell 3000 Index, 9% MSCI EAFE Index (Net), 5% Citi Three-Month U.S. Treasury Bill Index and 4.5% Bloomberg Barclays U.S. Corporate High-Yield Index. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Citi Three-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury bills. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
Columbia Capital Allocation Portfolios | Annual Report 2017	5

Fund at a Glance   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (January 31, 2007 — January 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Conservative Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2017)
Alternative Investment Funds	6.9
Common Stocks	2.1
Equity Funds	32.6
Fixed-Income Funds	49.3
Money Market Funds	9.1
Preferred Stocks	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
6	Columbia Capital Allocation Portfolios | Annual Report 2017

Fund at a Glance
Columbia Capital Allocation Moderate Portfolio
Investment objective
Columbia Capital Allocation Moderate Portfolio (the Fund) seeks the highest level of total return that is consistent with a moderate level of risk.
Portfolio management
Jeffrey Knight, CFA
Co-manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-manager
Managed Fund since 2010
Joshua Kutin, CFA*
Co-manager
Managed Fund since January 2017
Dan Boncarosky, CFA*
Co-manager
Managed Fund since January 2017
*Effective January 27, 2017, Marie Schofield, Beth Vanney and Toby Nangle no longer serve as portfolio managers of the Fund. On the same date, Messrs. Kutin and Boncarosky were named as portfolio managers of the Fund.
Average annual total returns (%) (for the period ended January 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	11.19	6.91	5.08
	Including sales charges		4.81	5.64	4.46
Class B	Excluding sales charges	03/04/04	10.32	6.12	4.29
	Including sales charges		5.32	5.80	4.29
Class C	Excluding sales charges	03/04/04	10.34	6.12	4.30
	Including sales charges		9.34	6.12	4.30
Class K		03/04/04	11.26	6.99	5.23
Class R *		09/27/10	10.84	6.63	4.81
Class R4 *		06/13/13	11.39	7.11	5.17
Class R5 *		06/13/13	11.55	7.18	5.21
Class Y *		06/13/13	11.61	7.24	5.24
Class Z *		09/27/10	11.48	7.17	5.24
Blended Benchmark			11.81	7.33	5.57
Russell 3000 Index			21.73	13.97	7.07
Bloomberg Barclays U.S. Aggregate Bond Index			1.45	2.09	4.37
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 42.5% Bloomberg Barclays U.S. Aggregate Bond Index, 37% Russell 3000 Index, 11% MSCI EAFE Index (Net), 7.5% Bloomberg Barclays U.S. Corporate High-Yield Index and 2% MSCI Emerging Markets Index (Net). The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Columbia Capital Allocation Portfolios | Annual Report 2017	7

Fund at a Glance   (continued)
Columbia Capital Allocation Moderate Portfolio
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (January 31, 2007 — January 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2017)
Alternative Investment Funds	6.0
Common Stocks	2.1
Equity Funds	43.3
Fixed-Income Funds	42.5
Money Market Funds	6.1
Preferred Stocks	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
8	Columbia Capital Allocation Portfolios | Annual Report 2017

Fund at a Glance
Columbia Capital Allocation Moderate Aggressive Portfolio
Investment objective
Columbia Capital Allocation Moderate Aggressive Portfolio (the Fund) seeks the highest level of total return that is consistent with a moderate aggressive level of risk.
Portfolio management
Jeffrey Knight, CFA
Co-manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-manager
Managed Fund since 2009
Joshua Kutin, CFA*
Co-manager
Managed Fund since January 2017
Dan Boncarosky, CFA*
Co-manager
Managed Fund since January 2017
*Effective January 27, 2017, Marie Schofield, Beth Vanney and Toby Nangle no longer serve as portfolio managers of the Fund. On the same date, Messrs. Kutin and Boncarosky were named as portfolio managers of the Fund.
Average annual total returns (%) (for the period ended January 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/96	13.24	7.78	5.59
	Including sales charges		6.73	6.51	4.96
Class B	Excluding sales charges	08/13/97	12.39	6.98	4.79
	Including sales charges		7.39	6.68	4.79
Class C	Excluding sales charges	10/15/96	12.36	6.98	4.80
	Including sales charges		11.36	6.98	4.80
Class K *		02/28/13	13.21	7.87	5.63
Class R		01/23/06	12.97	7.52	5.33
Class R4 *		11/08/12	13.61	8.04	5.71
Class R5 *		11/08/12	13.63	8.12	5.75
Class V *	Excluding sales charges	03/07/11	13.24	7.75	5.55
	Including sales charges		6.73	6.48	4.92
Class Y *		06/13/13	13.68	8.11	5.75
Class Z		10/15/96	13.55	8.05	5.86
Blended Benchmark			14.69	8.70	5.77
Russell 3000 Index			21.73	13.97	7.07
Bloomberg Barclays U.S. Aggregate Bond Index			1.45	2.09	4.37
Returns for Class A and Class V are shown with and without the maximum initial sales charge of 5.75%. (Effective January 24, 2017, Class T shares were renamed as Class V shares.) Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 49% Russell 3000 Index, 28.5% Bloomberg Barclays U.S. Aggregate Bond Index, 12% MSCI EAFE Index (Net), 6.5% Bloomberg Barclays U.S. Corporate High-Yield Index and 4% MSCI Emerging Markets Index (Net). The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
Columbia Capital Allocation Portfolios | Annual Report 2017	9

Fund at a Glance   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (January 31, 2007 — January 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Moderate Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2017)
Alternative Investment Funds	5.9
Common Stocks	1.5
Equity Funds	56.0
Fixed-Income Funds	24.7
Money Market Funds	11.9
Preferred Stocks	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
10	Columbia Capital Allocation Portfolios | Annual Report 2017

Fund at a Glance
Columbia Capital Allocation Aggressive Portfolio
Investment objective
Columbia Capital Allocation Aggressive Portfolio (the Fund) seeks the highest level of total return that is consistent with an aggressive level of risk.
Portfolio management
Jeffrey Knight, CFA
Co-manager
Managed Fund since 2013
Anwiti Bahuguna, Ph.D.
Co-manager
Managed Fund since 2010
Joshua Kutin, CFA*
Co-manager
Managed Fund since January 2017
Dan Boncarosky, CFA*
Co-manager
Managed Fund since January 2017
*Effective January 27, 2017, Marie Schofield, Beth Vanney and Toby Nangle no longer serve as portfolio managers of the Fund. On the same date, Messrs. Kutin and Boncarosky were named as portfolio managers of the Fund.e
Average annual total returns (%) (for the period ended January 31, 2017)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	03/04/04	14.95	9.07	4.89
	Including sales charges		8.31	7.79	4.27
Class B	Excluding sales charges	03/04/04	14.03	8.26	4.09
	Including sales charges		9.03	7.96	4.09
Class C	Excluding sales charges	03/04/04	14.01	8.26	4.09
	Including sales charges		13.01	8.26	4.09
Class K		03/04/04	14.98	9.19	5.05
Class R *		09/27/10	14.61	8.80	4.64
Class R4 *		06/13/13	15.20	9.26	4.98
Class R5 *		06/13/13	15.28	9.33	5.01
Class Y *		06/13/13	15.44	9.38	5.03
Class Z *		09/27/10	15.27	9.35	5.06
Blended Benchmark			17.42	9.96	5.84
Russell 3000 Index			21.73	13.97	7.07
Bloomberg Barclays U.S. Aggregate Bond Index			1.45	2.09	4.37
Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class B are shown with and without the applicable contingent deferred sales charge (CDSC) of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter. The Fund does not accept new investments in Class B shares, except for certain limited transactions. The Fund’s current Class B investors, having held their shares for the requisite time period, are no longer subject to a CDSC upon redemption of their shares. Returns for Class C are shown with and without the 1.00% CDSC for the first year only. The Fund’s other classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting investor.columbiathreadneedleus.com or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark consists of 60% Russell 3000 Index, 15% Bloomberg Barclays U.S. Aggregate Bond Index, 14% MSCI EAFE Index (Net), 6% MSCI Emerging Markets Index (Net) and 5% Bloomberg Barclays U.S. Corporate High-Yield Index. The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The Bloomberg Barclays U.S. Corporate High-Yield Index is a market value-weighted index, which covers the U.S. non-investment-grade fixed-rate debt market.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Columbia Capital Allocation Portfolios | Annual Report 2017	11

Fund at a Glance   (continued)
Columbia Capital Allocation Aggressive Portfolio
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net) and the MSCI Emerging Markets Index (Net), which reflect reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Performance of a hypothetical $10,000 investment (January 31, 2007 — January 31, 2017)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Capital Allocation Aggressive Portfolio during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Portfolio breakdown (%) (at January 31, 2017)
Alternative Investment Funds	5.9
Common Stocks	2.7
Equity Funds	72.0
Fixed-Income Funds	12.1
Money Market Funds	7.3
Preferred Stocks	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.
12	Columbia Capital Allocation Portfolios | Annual Report 2017

Manager Discussion of Fund Performance

All Fund returns listed below are for Class A shares excluding sales charges for the 12-month period that ended January 31, 2017. We attribute the Funds’ relative performance to mixed results from asset class allocation and underlying fund performance.
■	Columbia Capital Allocation Conservative Portfolio returned 6.67%. The Fund outperformed its Blended Benchmark, which returned 5.50%.
■	Columbia Capital Allocation Moderate Conservative Portfolio returned 8.47%. The Fund outperformed its Blended Benchmark, which returned 8.26%.
■	Columbia Capital Allocation Moderate Portfolio returned 11.19%. While absolute returns were healthy, the Fund underperformed its Blended Benchmark, which returned 11.81%.
■	Columbia Capital Allocation Moderate Aggressive Portfolio returned 13.24%. While absolute returns were robust, the Fund underperformed its Blended Benchmark, which returned 14.69%.
■	Columbia Capital Allocation Aggressive Portfolio returned 14.95%. While absolute returns were strong, the Fund underperformed its Blended Benchmark, which returned 17.42%.
During the same time frame, the Russell 3000 Index, which measures domestic equities, returned 21.73%; the Bloomberg Barclays U.S. Aggregate Bond Index, which measures the U.S. fixed-income market, returned 1.45%; the Bloomberg Barclays U.S Corporate High-Yield Index, which measures the U.S. high-yield corporate bond market, returned 20.77%; the MSCI EAFE Index (Net), which measures international equities, returned 12.03%; the MSCI Emerging Markets Index (Net), which measures emerging market equities, returned 25.41%; and the Citi Three-Month U.S. Treasury Bill Index returned 0.30%.
Global capital markets gained despite macro surprises
During the 12 months ended January 31, 2017, several macro events surprised investors. The period began slowly, as investor concerns about global economic growth, especially the slowdown in China, and plunging oil prices heightened market volatility. However, risk assets rose swiftly and strongly in size, scope and speed beginning in mid-February 2016. Market volatility rose again ahead of the June 2016 referendum vote in the U.K. regarding its membership in the European Union. The unexpected “leave” vote, popularly known as Brexit, caught some market participants off guard, and a steep, albeit short-lived, equity market decline ensued globally. A rally, which many market strategists were surprised to see unfold, followed in a matter of days following the Brexit vote and pushed risk assets higher through the remainder of the summer. In November 2016, the U.S. elections again took investors for a bit of an unanticipated ride, as volatility spiked and U.S. Treasury bond yields soared higher following the victory of Donald Trump and a Republican sweep of Congress. The bellwether 10-year U.S. Treasury yield had reached a record low of 1.36% in July 2016 only to move higher and finish the annual period at 2.45%. While other interest rate-sensitive fixed-income sectors, such as securitized bonds, posted modest gains, high-yield corporate bonds led the way within the fixed-income market, with a return of 20.77%, as measured by the Bloomberg Barclays U.S. Corporate High-Yield Index.
The Russell 3000 Index and the S& P 500 Index, each a proxy for the broad U.S. stock market, returned 21.73% and 20.04%, respectively, for the period. Within the U.S. equity market, small cap stocks outperformed large cap stocks, and value stocks outperformed growth stocks. Overall, U.S. equities outperformed international developed market equities, although emerging market equities broadly performed comparably to U.S. equities amid divergent and varied monetary policies implemented by central banks around the world. For the period, the MSCI EAFE Index (Net), representing international developed market equities, posted a return of 12.03%, while the MSCI Emerging Markets Index (Net) returned 25.41%. At the end of the period, the advance in U.S. equity markets — from their bottom in March 2009 — had surpassed the duration of the bull market of 1990-1998 to become the second longest bull market of all time in the U.S., as measured by S&P 500 Index history. The bull market spanning 1921-1929 remained the longest bull market in history; however, should the existing bull market last until the middle of March 2017, then this record will fall.
The Federal Reserve (the Fed) raised the targeted federal funds rate in December 2016 for the first time in 12 months and also revised higher its expectations for the path of short-term interest rates in 2017, increasing its forecast from two interest rate hikes to three. Still, the Fed largely expressed a high degree of uncertainty about the ultimate effect of the then-incoming presidential administration’s policies on realized U.S. economic activity.
Columbia Capital Allocation Portfolios | Annual Report 2017	13

Manager Discussion of Fund Performance  (continued)

Positioning and underlying fund performance generated mixed results
Underlying fund performance was the primary detractor from relative results in all but the most conservative fund, where it contributed positively. In particular, weak underlying fund performance among equities, especially those focused on U.S. large core equities, U.S. large growth equities and European equities, hurt relative results. On the fixed-income side, performance of underlying funds focused on high-yield bonds dampened results. Conversely, strategies focused on core fixed income proved especially beneficial to relative returns, while those focused on emerging market bonds also supported results, though more modestly so.
Asset allocation decisions contributed positively to results in all five Funds. Having an underweight allocation to core fixed income in all but Columbia Capital Allocation Moderate Portfolio helped relative results, as fixed income underperformed equities during the period, posting positive but modest returns. Having an underweight position to high-yield bonds detracted from returns in Columbia Capital Allocation Conservative Portfolio and Columbia Capital Allocation Moderate Conservative Portfolio, while having an overweight to high-yield bonds in Columbia Capital Allocation Moderate Aggressive Portfolio and Columbia Capital Allocation Aggressive Portfolio contributed to returns as high-yield posted bonds posted robust double-digit absolute returns during the period. Similarly, having an underweight or neutral allocation to equities in all five Funds hurt relative results, as equities posted strong absolute returns that significantly outpaced fixed income during the period. Exposure to absolute return strategies, which are not components of the Blended Benchmarks, detracted from results in all five Funds, as several of these underlying funds posted negative absolute returns during the period.
Further, given that most asset classes and sectors that the Funds invested in posted positive absolute returns during the period, having underweight positions in cash across all five Funds contributed positively to relative performance.
Various factors drove portfolio changes
Asset class changes within the portfolios can be driven by active trading, by directing allocations to select asset classes or by market appreciation or depreciation within a given asset class. During the annual period, we increased the Funds’ exposure to equities and reduced allocations to fixed income. Within equities, we increased exposure to U.S. large cap equities and emerging market equities. Within fixed income, we decreased allocations to securitized bonds, investment-grade bonds and high-yield bonds in all five Funds.
We increased allocations to commodities in all five Funds, as momentum and dynamics remained favorable, in our view. We also believed commodities offered potential for a tactical “catch-up” within the Funds’ risk asset holdings. We decreased allocations to alternative strategies in all five Funds, as we felt other asset classes offered more compelling return opportunities. Still, we continued to believe absolute return strategies may play an important role in the Funds, as they provide a key element of diversification.
Derivatives usage
During the period, the use of derivatives positions on equity indices, fixed-income indices and currencies was implemented via an overlay to the Funds to efficiently allocate capital across the Funds and to allow greater flexibility in establishing exposure to a given market that might otherwise not be possible. Futures and credit default swaps were used, as they can offer both a liquid and cost efficient means of establishing exposure in a given market and can be used to hedge duration and/or to reduce, or hedge, exposure to risk. The Funds benefited from the use of futures and credit default swaps during the period. Also, some of the underlying funds used derivatives during the period to attempt to enhance portfolio return and for hedging purposes as market conditions warranted.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in other funds subjects it to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer term securities. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
14	Columbia Capital Allocation Portfolios | Annual Report 2017

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the “Effective expenses paid during the period” column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
August 1, 2016 — January 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Capital Allocation Conservative Portfolio
Class A	1,000.00	1,000.00	998.10	1,022.56	2.84	2.88	0.56	5.33	5.40	1.05
Class B	1,000.00	1,000.00	994.30	1,018.75	6.64	6.72	1.31	9.12	9.23	1.80
Class C	1,000.00	1,000.00	993.30	1,018.75	6.64	6.72	1.31	9.12	9.23	1.80
Class K	1,000.00	1,000.00	998.40	1,022.82	2.59	2.62	0.51	5.08	5.14	1.00
Class R	1,000.00	1,000.00	996.90	1,021.29	4.11	4.16	0.81	6.60	6.68	1.30
Class R4	1,000.00	1,000.00	999.30	1,023.83	1.57	1.59	0.31	4.06	4.11	0.80
Class R5	1,000.00	1,000.00	999.70	1,024.09	1.32	1.34	0.26	3.81	3.86	0.75
Class Y	1,000.00	1,000.00	999.90	1,024.39	1.02	1.03	0.20	3.51	3.55	0.69
Class Z	1,000.00	1,000.00	999.40	1,023.83	1.57	1.59	0.31	4.06	4.11	0.80
Columbia Capital Allocation Portfolios | Annual Report 2017	15

Understanding Your Fund’s Expenses  (continued)
(Unaudited)
August 1, 2016 — January 31, 2017
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Capital Allocation Moderate Conservative Portfolio
Class A	1,000.00	1,000.00	1,008.80	1,022.92	2.50	2.52	0.49	5.31	5.35	1.04
Class B	1,000.00	1,000.00	1,004.10	1,019.11	6.31	6.36	1.24	9.12	9.18	1.79
Class C	1,000.00	1,000.00	1,004.10	1,019.11	6.31	6.36	1.24	9.12	9.18	1.79
Class K	1,000.00	1,000.00	1,009.20	1,023.17	2.25	2.26	0.44	5.05	5.09	0.99
Class R	1,000.00	1,000.00	1,006.60	1,021.65	3.77	3.80	0.74	6.58	6.63	1.29
Class R4	1,000.00	1,000.00	1,010.20	1,024.19	1.23	1.23	0.24	4.04	4.06	0.79
Class R5	1,000.00	1,000.00	1,009.50	1,024.44	0.97	0.98	0.19	3.78	3.81	0.74
Class Y	1,000.00	1,000.00	1,010.80	1,024.70	0.72	0.72	0.14	3.53	3.55	0.69
Class Z	1,000.00	1,000.00	1,009.20	1,024.19	1.23	1.23	0.24	4.03	4.06	0.79
Columbia Capital Allocation Moderate Portfolio
Class A	1,000.00	1,000.00	1,020.30	1,023.17	2.26	2.26	0.44	5.54	5.55	1.08
Class B	1,000.00	1,000.00	1,016.60	1,019.36	6.10	6.11	1.19	9.38	9.39	1.83
Class C	1,000.00	1,000.00	1,017.50	1,019.36	6.10	6.11	1.19	9.38	9.39	1.83
Class K	1,000.00	1,000.00	1,020.60	1,023.43	2.00	2.01	0.39	5.29	5.30	1.03
Class R	1,000.00	1,000.00	1,019.10	1,021.90	3.54	3.54	0.69	6.82	6.83	1.33
Class R4	1,000.00	1,000.00	1,021.80	1,024.44	0.98	0.98	0.19	4.26	4.27	0.83
Class R5	1,000.00	1,000.00	1,023.00	1,024.70	0.72	0.72	0.14	4.01	4.01	0.78
Class Y	1,000.00	1,000.00	1,022.30	1,024.95	0.46	0.46	0.09	3.75	3.76	0.73
Class Z	1,000.00	1,000.00	1,022.50	1,024.44	0.98	0.98	0.19	4.27	4.27	0.83
Columbia Capital Allocation Moderate Aggressive Portfolio
Class A	1,000.00	1,000.00	1,030.50	1,022.87	2.58	2.57	0.50	5.98	5.96	1.16
Class B	1,000.00	1,000.00	1,027.00	1,019.06	6.44	6.41	1.25	9.84	9.80	1.91
Class C	1,000.00	1,000.00	1,026.50	1,019.06	6.44	6.41	1.25	9.84	9.80	1.91
Class K	1,000.00	1,000.00	1,030.30	1,022.97	2.48	2.47	0.48	5.88	5.86	1.14
Class R	1,000.00	1,000.00	1,029.30	1,021.60	3.87	3.85	0.75	7.27	7.24	1.41
Class R4	1,000.00	1,000.00	1,032.40	1,024.14	1.29	1.29	0.25	4.70	4.68	0.91
Class R5	1,000.00	1,000.00	1,032.10	1,024.55	0.88	0.87	0.17	4.29	4.27	0.83
Class V (formerly Class T)	1,000.00	1,000.00	1,030.50	1,022.87	2.58	2.57	0.50	5.98	5.96	1.16
Class Y	1,000.00	1,000.00	1,032.10	1,024.80	0.62	0.62	0.12	4.03	4.01	0.78
Class Z	1,000.00	1,000.00	1,031.90	1,024.14	1.29	1.29	0.25	4.70	4.68	0.91
Columbia Capital Allocation Aggressive Portfolio
Class A	1,000.00	1,000.00	1,038.70	1,022.87	2.59	2.57	0.50	6.32	6.27	1.22
Class B	1,000.00	1,000.00	1,034.50	1,019.06	6.46	6.41	1.25	10.18	10.11	1.97
Class C	1,000.00	1,000.00	1,034.30	1,019.06	6.46	6.41	1.25	10.18	10.11	1.97
Class K	1,000.00	1,000.00	1,039.20	1,023.17	2.28	2.26	0.44	6.01	5.96	1.16
Class R	1,000.00	1,000.00	1,036.70	1,021.55	3.93	3.90	0.76	7.66	7.60	1.48
Class R4	1,000.00	1,000.00	1,040.00	1,024.09	1.35	1.34	0.26	5.08	5.04	0.98
Class R5	1,000.00	1,000.00	1,039.80	1,024.50	0.93	0.93	0.18	4.66	4.63	0.90
Class Y	1,000.00	1,000.00	1,041.10	1,024.75	0.67	0.67	0.13	4.41	4.37	0.85
Class Z	1,000.00	1,000.00	1,040.30	1,024.14	1.30	1.29	0.25	5.03	4.99	0.97
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 366.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Columbia Capital Allocation Moderate Aggressive Portfolio’s annualized expense ratio excludes the impact of an expense reimbursement from a third party due to overbilling.
16	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments
Columbia Capital Allocation Conservative Portfolio, January 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Investment Funds 7.6%
	Shares	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares(a),(b)	58,152	642,002
Columbia Alternative Beta Fund, Class I Shares(a)	458,101	4,173,302
Columbia Commodity Strategy Fund, Class I Shares(a),(b)	436,338	2,465,307
Columbia Diversified Absolute Return Fund, Class I Shares(a),(b)	482,091	4,570,225
Columbia Multi-Asset Income Fund, Class I Shares(a)	857,137	8,245,653
Total Alternative Investment Funds (Cost $20,922,295)		20,096,489

Common Stocks 3.1%
Issuer	Shares	Value ($)
Consumer Discretionary 0.4%
Auto Components 0.1%
Bridgestone Corp.	400	14,671
Continental AG	367	71,845
Cooper Tire & Rubber Co.	351	12,724
Cooper-Standard Holding, Inc.(b)	125	13,160
Dana, Inc.	364	7,331
Drew Industries, Inc.	208	22,828
Superior Industries International, Inc.	485	11,179
Total		153,738
Automobiles 0.1%
Fuji Heavy Industries Ltd.	2,600	104,042
Peugeot SA(b)	4,744	88,288
Suzuki Motor Corp.	2,400	92,623
Total		284,953
Diversified Consumer Services —%
Capella Education Co.	255	21,802
Hotels, Restaurants & Leisure 0.1%
Bloomin’ Brands, Inc.	525	8,983
Cheesecake Factory, Inc. (The)	374	22,537
Compass Group PLC	3,661	65,155
Denny’s Corp.(b)	170	2,069
Isle of Capri Casinos, Inc.(b)	488	11,619
Papa John’s International, Inc.	124	10,567
Pinnacle Entertainment, Inc.(b)	70	1,078
Ruth’s Hospitality Group, Inc.	977	16,756
Total		138,764
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.1%
Electrolux AB, Class B	3,510	93,335
La-Z-Boy, Inc.	540	15,444
Persimmon PLC	598	14,565
Sony Corp.	1,200	36,333
Total		159,677
Media —%
Gannett Co., Inc.	1,620	15,584
New York Times Co. (The), Class A	1,480	19,980
WPP PLC	775	18,038
Total		53,602
Multiline Retail —%
Big Lots, Inc.	390	19,500
Specialty Retail —%
Aaron’s, Inc.(b)	380	11,757
Big 5 Sporting Goods Corp.	730	11,242
Children’s Place, Inc. (The)	228	22,116
Francesca’s Holdings Corp.(b)	1,030	17,964
Genesco, Inc.(b)	191	11,498
Pier 1 Imports, Inc.	1,993	14,489
Total		89,066
Textiles, Apparel & Luxury Goods —%
Movado Group, Inc.	685	18,598
Total Consumer Discretionary		939,700
Consumer Staples 0.3%
Beverages —%
Coca-Cola Amatil Ltd.	3,247	24,013
Food & Staples Retailing 0.1%
Jeronimo Martins SGPS SA	4,562	77,215
Koninklijke Ahold Delhaize NV(b)	1,889	40,243
Metro AG	609	20,840
SpartanNash Co.	528	19,990
SUPERVALU, Inc.(b)	356	1,395
Total		159,683

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	17

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 0.1%
Dean Foods Co.	1,117	22,184
Fresh Del Monte Produce, Inc.	68	3,893
Marine Harvest ASA	2,195	38,801
Nestlé SA, Registered Shares(b)	1,304	95,537
Sanderson Farms, Inc.	246	22,386
WH Group Ltd.	110,500	83,929
Total		266,730
Household Products —%
Reckitt Benckiser Group PLC	1,247	107,000
Personal Products —%
Usana Health Sciences, Inc.(b)	115	7,164
Tobacco 0.1%
Imperial Brands PLC	1,053	48,783
Swedish Match AB	2,364	76,964
Total		125,747
Total Consumer Staples		690,337
Energy 0.1%
Energy Equipment & Services —%
Archrock, Inc.	740	10,804
Atwood Oceanics, Inc.(b)	1,665	20,246
Petrofac Ltd.	2,079	24,073
Seadrill Ltd.(b)	5,650	10,566
Total		65,689
Oil, Gas & Consumable Fuels 0.1%
BP PLC	1,837	10,972
Caltex Australia Ltd.	2,044	44,360
Idemitsu Kosan Co., Ltd.	2,900	89,672
OMV AG	2,299	80,461
PDC Energy, Inc.(b)	296	21,886
Repsol SA	1,334	19,772
REX American Resources Corp.(b)	232	19,263
Royal Dutch Shell PLC, Class B	297	8,389
Western Refining, Inc.	189	6,617
Total		301,392
Total Energy		367,081
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 0.6%
Banks 0.3%
Banc of California, Inc.	1,316	20,793
Banco Latinoamericano de Comercio Exterior SA, Class E	540	14,688
Bank Hapoalim BM	9,151	55,228
BNP Paribas SA	1,481	94,742
BOC Hong Kong Holdings Ltd.	15,788	63,119
Central Pacific Financial Corp.	705	22,088
Customers Bancorp, Inc.(b)	564	19,435
FCB Financial Holdings, Inc., Class A(b)	432	20,282
First BanCorp(b)	845	5,678
Fulton Financial Corp.	195	3,549
Hanmi Financial Corp.	100	3,315
Hilltop Holdings, Inc.(b)	560	15,333
HSBC Holdings PLC(b)	20,360	173,690
ING Groep NV	597	8,577
International Bancshares Corp.	590	21,889
Societe Generale SA	2,427	118,650
Westpac Banking Corp.	4,472	107,657
Wintrust Financial Corp.	164	11,742
Total		780,455
Capital Markets —%
3i Group PLC	9,786	86,447
Arlington Asset Investment Corp., Class A	1,223	18,308
KCG Holdings, Inc., Class A(b)	1,322	18,468
Piper Jaffray Companies(b)	271	19,106
Total		142,329
Consumer Finance —%
Nelnet, Inc., Class A	411	20,151
Insurance 0.2%
Allianz SE, Registered Shares(b)	732	124,414
Ambac Financial Group, Inc.(b)	475	9,937
American Equity Investment Life Holding Co.	186	4,389
Assicurazioni Generali SpA	4,572	72,956
AXA SA	2,108	51,809
CNP Assurances	1,213	22,796
Dai-ichi Life Holdings, Inc.	4,000	72,515
Heritage Insurance Holdings, Inc.	1,100	15,598

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Maiden Holdings Ltd.	925	16,419
NN Group NV	3,062	108,443
Swiss Re AG	260	24,297
Universal Insurance Holdings, Inc.	818	21,391
Total		544,964
Mortgage Real Estate Investment Trusts (REITS) —%
CYS Investments, Inc.	2,480	18,774
Invesco Mortgage Capital, Inc.	670	9,762
Redwood Trust, Inc.	340	5,270
Total		33,806
Thrifts & Mortgage Finance 0.1%
BofI Holding, Inc.(b)	780	23,010
Essent Group Ltd.(b)	715	24,718
Flagstar Bancorp, Inc.(b)	694	17,884
HomeStreet, Inc.(b)	610	15,982
Meta Financial Group, Inc.	54	4,744
MGIC Investment Corp.(b)	2,499	26,614
Radian Group, Inc.(b)	1,475	27,140
Walker & Dunlop, Inc.(b)	685	21,516
Washington Federal, Inc.	750	24,638
Total		186,246
Total Financials		1,707,951
Health Care 0.4%
Biotechnology 0.1%
Alder Biopharmaceuticals, Inc.(b)	280	5,754
ARIAD Pharmaceuticals, Inc.(b)	270	6,431
Arrowhead Pharmaceuticals, Inc.(b)	1,305	2,532
bluebird bio, Inc.(b)	115	8,568
Coherus Biosciences, Inc.(b)	165	4,604
Dynavax Technologies Corp.(b)	455	1,866
Halozyme Therapeutics, Inc.(b)	395	4,562
Insys Therapeutics, Inc.(b)	575	5,888
Keryx Biopharmaceuticals, Inc.(b)	1,775	8,857
Kite Pharma, Inc.(b)	105	5,352
Ligand Pharmaceuticals, Inc.(b)	145	15,371
PTC Therapeutics, Inc.(b)	330	4,323
Puma Biotechnology, Inc.(b)	210	6,804
Ra Pharmaceuticals, Inc.(b)	246	3,921
Common Stocks (continued)
Issuer	Shares	Value ($)
Sage Therapeutics, Inc.(b)	105	5,038
Shire PLC(b)	573	31,902
Spark Therapeutics, Inc.(b)	200	12,612
TESARO, Inc.(b)	60	9,770
Total		144,155
Health Care Equipment & Supplies 0.1%
Analogic Corp.	84	6,523
Angiodynamics, Inc.(b)	915	14,727
Halyard Health, Inc.(b)	345	13,272
Masimo Corp.(b)	337	24,796
Natus Medical, Inc.(b)	95	3,710
OraSure Technologies, Inc.(b)	1,400	12,348
Orthofix International NV(b)	517	18,581
Total		93,957
Health Care Providers & Services —%
Chemed Corp.	22	3,654
Magellan Health, Inc.(b)	266	19,937
Molina Healthcare, Inc.(b)	338	19,171
Owens & Minor, Inc.	450	16,146
Triple-S Management Corp., Class B(b)	677	12,937
Total		71,845
Life Sciences Tools & Services —%
INC Research Holdings, Inc. Class A(b)	416	22,048
Pra Health Sciences, Inc.(b)	367	21,503
Total		43,551
Pharmaceuticals 0.2%
Aerie Pharmaceuticals, Inc.(b)	305	13,390
Astellas Pharma, Inc.	5,400	72,478
Bayer AG, Registered Shares	741	82,310
GlaxoSmithKline PLC	6,444	124,530
Jounce Therapeutics, Inc.(b)	318	5,272
Novo Nordisk A/S, Class B	291	10,451
Roche Holding AG, Genusschein Shares(b)	560	132,691
Sanofi	1,423	114,376
Supernus Pharmaceuticals, Inc.(b)	585	15,824
Teva Pharmaceutical Industries Ltd., ADR	994	33,229
Total		604,551
Total Health Care		958,059

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	19

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 0.5%
Aerospace & Defense —%
Curtiss-Wright Corp.	250	24,515
Air Freight & Logistics —%
Forward Air Corp.	30	1,446
Royal Mail PLC	4,124	21,417
Total		22,863
Airlines 0.1%
Deutsche Lufthansa AG, Registered Shares	1,825	24,380
Hawaiian Holdings, Inc.(b)	440	22,418
Japan Airlines Co., Ltd.	2,400	76,424
Qantas Airways Ltd.	20,786	53,728
Total		176,950
Building Products —%
Continental Building Product(b)	790	18,368
Gibraltar Industries, Inc.(b)	495	21,730
NCI Building Systems, Inc.(b)	370	5,920
Universal Forest Products, Inc.	206	20,952
Total		66,970
Commercial Services & Supplies —%
ACCO Brands Corp.(b)	930	11,857
Brady Corp., Class A	465	16,903
Knoll, Inc.	150	3,917
Quad/Graphics, Inc.	732	19,171
Total		51,848
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	2,890	89,071
Argan, Inc.	274	20,207
Obayashi Corp.	3,200	30,484
Skanska AB, Class B	3,854	94,231
Taisei Corp.	12,000	85,243
Total		319,236
Electrical Equipment 0.1%
ABB Ltd.(b)	4,577	109,074
EnerSys	323	25,178
Generac Holdings, Inc.(b)	305	12,279
Total		146,531
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery 0.1%
Astec Industries, Inc.	90	6,298
Energy Recovery, Inc.(b)	1,740	17,818
Global Brass & Copper Holdings, Inc.(b)	550	18,233
Greenbrier Companies, Inc. (The)	501	21,919
KONE OYJ, Class B	540	24,414
Mueller Industries, Inc.	220	8,857
NSK Ltd.	3,600	43,701
Wabash National Corp.(b)	1,330	23,474
Total		164,714
Professional Services —%
Huron Consulting Group, Inc.(b)	415	18,799
RPX Corp.(b)	1,710	18,571
Total		37,370
Road & Rail —%
ArcBest Corp.	627	19,813
Trading Companies & Distributors 0.1%
Applied Industrial Technologies, Inc.	394	23,817
ITOCHU Corp.	7,000	96,431
Sumitomo Corp.	4,800	60,172
Total		180,420
Total Industrials		1,211,230
Information Technology 0.3%
Electronic Equipment, Instruments & Components 0.1%
Benchmark Electronics, Inc.(b)	790	24,174
Hitachi High-Technologies Corp.	200	8,567
Methode Electronics, Inc.	330	13,877
Rogers Corp.(b)	255	20,387
Sanmina Corp.(b)	695	27,070
Scansource, Inc.(b)	355	14,040
TTM Technologies, Inc.(b)	1,370	20,317
Vishay Intertechnology, Inc.	1,260	20,916
Total		149,348
Internet Software & Services 0.1%
Bankrate, Inc.(b)	330	3,597
EarthLink Holdings Corp.	2,755	17,659
j2 Global, Inc.(b)	318	26,652
Mixi, Inc.	2,400	104,127

The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
RetailMeNot, Inc.(b)	1,658	15,005
Shutterstock, Inc.(b)	88	4,734
Total		171,774
IT Services —%
Cardtronics PLC, Class A(b)	445	24,288
Convergys Corp.	600	14,892
CSG Systems International, Inc.	292	14,133
EVERTEC, Inc.	1,090	18,584
Fujitsu Ltd.	6,000	34,872
Science Applications International Corp.	62	5,048
Sykes Enterprises, Inc.(b)	141	3,938
Travelport Worldwide Ltd.	430	6,175
Unisys Corp.(b)	740	9,509
Total		131,439
Semiconductors & Semiconductor Equipment —%
Amkor Technology, Inc.(b)	1,819	17,117
Diodes, Inc.(b)	184	4,580
Entegris, Inc.(b)	1,145	21,469
Semtech Corp.(b)	660	21,747
Synaptics, Inc.(b)	370	20,860
Xcerra Corp.(b)	1,418	10,748
Total		96,521
Software 0.1%
Aspen Technology, Inc.(b)	409	21,722
Barracuda Networks, Inc.(b)	285	6,695
CommVault Systems, Inc.(b)	375	18,412
Mentor Graphics Corp.	195	7,197
Oracle Corp. Japan	1,600	89,649
Progress Software Corp.(b)	275	7,706
Qualys, Inc.(b)	275	9,873
VASCO Data Security International, Inc.(b)	355	5,396
Total		166,650
Technology Hardware, Storage & Peripherals —%
Seiko Epson Corp.	3,700	76,224
Total Information Technology		791,956
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 0.2%
Chemicals 0.1%
Ferro Corp.(b)	1,260	17,816
Hitachi Chemical Co., Ltd.	300	8,517
Innospec, Inc.	345	24,616
Johnson Matthey PLC(b)	102	4,184
Mitsubishi Chemical Holdings Corp.	13,200	92,069
Rayonier Advanced Materials, Inc.	1,410	19,134
Trinseo SA	370	23,958
Total		190,294
Construction Materials —%
Fletcher Building Ltd.	5,296	40,803
Containers & Packaging —%
Greif, Inc., Class A	344	19,808
Metals & Mining 0.1%
Fortescue Metals Group Ltd.	20,126	101,843
Materion Corp.	188	7,388
Rio Tinto PLC	3,043	134,814
Schnitzer Steel Industries, Inc., Class A	750	17,738
Total		261,783
Paper & Forest Products —%
UPM-Kymmene OYJ	4,358	98,839
Total Materials		611,527
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Ashford Hospitality Prime, Inc.	270	3,629
CBL & Associates Properties, Inc.	1,840	19,964
CorEnergy Infrastructure Trust, Inc.	337	12,098
DuPont Fabros Technology, Inc.	169	8,024
Government Properties Income Trust	210	4,045
LaSalle Hotel Properties	365	11,012
Lexington Realty Trust	2,050	21,976
PS Business Parks, Inc.	186	20,839
Ramco-Gershenson Properties Trust	210	3,415
RLJ Lodging Trust	305	7,079
Ryman Hospitality Properties, Inc.	324	19,822
Sabra Health Care REIT, Inc.	110	2,794
Select Income REIT	745	18,632

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	21

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
STAG Industrial, Inc.	210	4,859
Summit Hotel Properties, Inc.	1,440	22,795
Washington Prime Group, Inc.	2,050	19,783
Xenia Hotels & Resorts, Inc.	165	3,028
Total		203,794
Real Estate Management & Development —%
Cheung Kong Property Holding Ltd.(b)	8,349	54,877
Daiwa House Industry Co., Ltd.	1,600	43,332
Wheelock & Co., Ltd.	16,070	97,672
Total		195,881
Total Real Estate		399,675
Telecommunication Services 0.1%
Diversified Telecommunication Services 0.1%
General Communication, Inc., Class A(b)	880	17,706
Nippon Telegraph & Telephone Corp.	2,300	101,596
Telefonica SA	3,388	32,779
Telenor ASA	3,501	55,435
Telstra Corp., Ltd.	4,728	17,938
Windstream Holdings, Inc.	1,420	11,474
Total		236,928
Wireless Telecommunication Services —%
NTT DoCoMo, Inc.	2,100	50,211
Total Telecommunication Services		287,139
Utilities 0.1%
Electric Utilities 0.1%
Endesa SA	3,761	77,561
Enel SpA(b)	16,477	68,884
IDACORP, Inc.	7	560
Portland General Electric Co.	14	611
Total		147,616
Gas Utilities —%
Chesapeake Utilities Corp.	247	16,154
Northwest Natural Gas Co.	210	12,369
Southwest Gas Corp.	308	24,815
Total		53,338
Independent Power and Renewable Electricity Producers —%
Ormat Technologies, Inc.	300	16,110
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities —%
E.ON SE	6,729	51,834
Water Utilities —%
SJW Corp.	394	19,740
Total Utilities		288,638
Total Common Stocks (Cost $7,499,841)		8,253,293

Equity Funds 18.4%
	Shares	Value ($)
International 3.8%
Columbia Emerging Markets Fund, Class I Shares(a),(b)	355,075	3,579,154
Columbia European Equity Fund, Class I Shares(a)	236,309	1,436,762
Columbia Overseas Value Fund, Class I Shares(a)	584,161	4,947,841
Total		9,963,757
U.S. Large Cap 14.5%
Columbia Contrarian Core Fund, Class I Shares(a)	181,515	4,156,689
Columbia Disciplined Core Fund, Class I Shares(a)	1,061,097	11,024,799
Columbia Disciplined Growth Fund, Class I Shares(a)	888,892	7,608,918
Columbia Disciplined Value Fund, Class I Shares(a)	810,791	7,937,648
Columbia Select Large Cap Equity Fund, Class I Shares(a)	599,736	7,526,682
Total		38,254,736
U.S. Small Cap 0.1%
Columbia Disciplined Small Core Fund, Class I Shares(a)	21,571	206,001
Total Equity Funds (Cost $45,486,744)		48,424,494

Fixed-Income Funds 60.3%

Emerging Markets 1.5%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	336,531	3,816,259
High Yield 2.1%
Columbia Income Opportunities Fund, Class I Shares(a)	566,540	5,586,089
Inflation Protected Securities 3.9%
Columbia Inflation Protected Securities Fund, Class I Shares(a),(b)	1,097,800	10,363,232
Investment Grade 52.8%
Columbia Corporate Income Fund, Class I Shares(a)	3,326,072	33,327,234
Columbia Limited Duration Credit Fund, Class I Shares(a)	1,325,664	13,018,022

The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2017
Fixed-Income Funds (continued)
	Shares	Value ($)
Columbia Mortgage Opportunities Fund, Class I Shares(a)	378,711	3,730,305
Columbia Total Return Bond Fund, Class I Shares(a)	1,865,478	16,751,995
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	7,437,116	40,086,055
Columbia U.S. Treasury Index Fund, Class I Shares(a)	2,950,514	32,396,641
Total		139,310,252
Total Fixed-Income Funds (Cost $163,567,016)		159,075,832

Preferred Stocks —%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Schaeffler AG	—	5,660	91,782
Total Consumer Discretionary			91,782
Total Preferred Stocks (Cost $81,322)			91,782
Money Market Funds 10.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.662%(a),(c)	28,203,510	28,203,510
Total Money Market Funds (Cost $28,203,523)		28,203,510
Total Investments (Cost: $265,760,741)		264,145,400
Other Assets & Liabilities, Net		(180,717)
Net Assets		263,964,683

At January 31, 2017, securities and/or cash totaling $702,360 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts open at January 31, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	02/22/2017	42,000 EUR	44,703 USD	—	(667)
Barclays	02/22/2017	192,000 ILS	50,213 USD	—	(744)
Barclays	02/22/2017	10,820,000 JPY	94,488 USD	—	(1,388)
Barclays	02/22/2017	285,000 NOK	33,576 USD	—	(982)
Barclays	02/22/2017	23,000 NZD	16,361 USD	—	(505)
Barclays	02/22/2017	851,000 SEK	95,225 USD	—	(2,143)
Barclays	02/22/2017	78,017 USD	104,000 AUD	822	—
Barclays	02/22/2017	128,302 USD	129,000 CHF	2,181	—
Barclays	02/22/2017	83,925 USD	586,000 DKK	1,206	—
Barclays	02/22/2017	161,974 USD	132,000 GBP	4,136	—
Barclays	02/22/2017	72,818 USD	104,000 SGD	987	—
Total				9,332	(6,429)
Futures contracts outstanding at January 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
Mini MSCI Emerging Markets Index	34	USD	1,555,670	03/2017	61,794	—
S&P 500 E-mini	28	USD	3,184,300	03/2017	27,791	—
TOPIX Index	14	JPY	1,880,967	03/2017	—	(31,248)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	23

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2017
Long futures contracts outstanding (continued)
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
U.S. Long Bond	23	USD	3,469,406	03/2017	—	(22,833)
U.S. Ultra Bond	4	USD	642,750	03/2017	—	(5,258)
Total			10,733,093		89,585	(59,339)

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
EURO STOXX 50	(45)	EUR	(1,570,996)	03/2017	—	(21,556)
FTSE 100 Index	(17)	GBP	(1,506,750)	03/2017	—	(47,107)
Total			(3,077,746)		—	(68,663)
Cleared credit default swap contracts outstanding at January 31, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 26	06/20/2021	5.000	USD	1,370,000	—	(70,075)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 27	12/20/2021	1.000	USD	6,000,000	—	(19,502)
Total						—	(89,577)
Credit default swap contracts outstanding at January 31, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)	Notional currency	Notional amount ($)	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(564,103)	(34,300)	674	—	(36,301)	2,675	—
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(1,128,205)	(68,601)	1,348	—	(73,149)	5,896	—
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(1,057,692)	(64,311)	1,263	—	(68,987)	5,939	—
Total									—	(178,437)	14,510	—
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	41,552	31,766	(15,166)	58,152	18,178	14,142	—	642,002
Columbia Alternative Beta Fund, Class I Shares	455,212	2,889	—	458,101	—	—	26,120	4,173,302
Columbia Commodity Strategy Fund, Class I Shares	—	537,022	(100,684)	436,338	—	(17,943)	—	2,465,307
Columbia Contrarian Core Fund, Class I Shares	221,163	18,310	(57,958)	181,515	31,785	390,220	44,371	4,156,689
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Corporate Income Fund, Class I Shares	6,041,292	309,331	(3,024,551)	3,326,072	—	(733,550)	1,431,634	33,327,234
Columbia Disciplined Core Fund, Class I Shares	831,078	444,167	(214,148)	1,061,097	—	846,281	116,391	11,024,799
Columbia Disciplined Growth Fund, Class I Shares	1,042,013	128,842	(281,963)	888,892	386,757	125,099	67,602	7,608,918
Columbia Disciplined Small Core Fund, Class I Shares	131,196	26,496	(136,121)	21,571	83,006	(597,721)	1,444	206,001
Columbia Disciplined Value Fund, Class I Shares	1,001,517	85,834	(276,560)	810,791	—	187,080	153,295	7,937,648
Columbia Diversified Absolute Return Fund, Class I Shares	650,038	92,636	(260,583)	482,091	—	(119,393)	—	4,570,225
Columbia Emerging Markets Bond Fund, Class I Shares	379,657	38,444	(81,570)	336,531	—	(17,031)	128,615	3,816,259
Columbia Emerging Markets Fund, Class I Shares	—	355,075	—	355,075	—	—	—	3,579,154
Columbia European Equity Fund, Class I Shares	294,010	101,104	(158,805)	236,309	—	(114,470)	42,268	1,436,762
Columbia Income Opportunities Fund, Class I Shares	988,644	75,889	(497,993)	566,540	—	(111,186)	382,723	5,586,089
Columbia Inflation Protected Securities Fund, Class I Shares	1,288,534	45,371	(236,105)	1,097,800	—	(200,754)	—	10,363,232
Columbia Limited Duration Credit Fund, Class I Shares	2,716,155	98,583	(1,489,074)	1,325,664	—	(586,217)	359,718	13,018,022
Columbia Mortgage Opportunities Fund, Class I Shares	416,313	40,243	(77,845)	378,711	50,747	(13,515)	153,210	3,730,305
Columbia Multi-Asset Income Fund, Class I Shares	645,283	211,854	—	857,137	—	—	381,491	8,245,653
Columbia Overseas Value Fund, Class I Shares	739,593	92,634	(248,066)	584,161	—	(138,481)	114,007	4,947,841
Columbia Select Large Cap Equity Fund, Class I Shares	274,589	325,147	—	599,736	34,294	—	43,949	7,526,682
Columbia Short-Term Cash Fund, 0.662%	13,376,044	35,899,816	(21,072,350)	28,203,510	—	18	119,124	28,203,510
Columbia Total Return Bond Fund, Class I Shares	—	1,865,478	—	1,865,478	258,207	—	376,016	16,751,995
Columbia U.S. Government Mortgage Fund, Class I Shares	8,540,787	726,420	(1,830,091)	7,437,116	195,044	(63,001)	1,057,662	40,086,055
Columbia U.S. Treasury Index Fund, Class I Shares	3,036,748	307,777	(394,011)	2,950,514	96,680	(193,694)	471,380	32,396,641
Total	43,111,418	41,861,128	(30,453,644)	54,518,902	1,154,698	(1,344,116)	5,471,020	255,800,325

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2017.
Abbreviation Legend
ADR	American Depositary Receipt
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	25

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2017
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements - Security Valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Conservative Portfolio, January 31, 2017
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Investment Funds	20,096,489	—	—	—	20,096,489
Common Stocks
Consumer Discretionary	340,805	598,895	—	—	939,700
Consumer Staples	77,012	613,325	—	—	690,337
Energy	89,382	277,699	—	—	367,081
Financials	522,611	1,185,340	—	—	1,707,951
Health Care	389,321	568,738	—	—	958,059
Industrials	402,460	808,770	—	—	1,211,230
Information Technology	478,517	313,439	—	—	791,956
Materials	130,458	481,069	—	—	611,527
Real Estate	203,794	195,881	—	—	399,675
Telecommunication Services	29,180	257,959	—	—	287,139
Utilities	90,359	198,279	—	—	288,638
Total Common Stocks	2,753,899	5,499,394	—	—	8,253,293
Equity Funds	48,424,494	—	—	—	48,424,494
Fixed-Income Funds	159,075,832	—	—	—	159,075,832
Preferred Stocks
Consumer Discretionary	—	91,782	—	—	91,782
Money Market Funds	—	—	—	28,203,510	28,203,510
Total Investments	230,350,714	5,591,176	—	28,203,510	264,145,400
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	9,332	—	—	9,332
Futures Contracts	89,585	—	—	—	89,585
Swap Contracts	—	14,510	—	—	14,510
Liability
Forward Foreign Currency Exchange Contracts	—	(6,429)	—	—	(6,429)
Futures Contracts	(128,002)	—	—	—	(128,002)
Swap Contracts	—	(89,577)	—	—	(89,577)
Total	230,312,297	5,519,012	—	28,203,510	264,034,819
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	27

Portfolio of Investments
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Investment Funds 6.9%
	Shares	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares(a),(b)	187,205	2,066,749
Columbia Alternative Beta Fund, Class I Shares(a)	458,101	4,173,302
Columbia Commodity Strategy Fund, Class I Shares(a)	1,327,610	7,500,997
Columbia Diversified Absolute Return Fund, Class I Shares(a),(b)	1,053,957	9,991,508
Columbia Multi-Asset Income Fund, Class I Shares(a)	1,898,935	18,267,753
Total Alternative Investment Funds (Cost $43,394,854)		42,000,309

Common Stocks 2.1%
Issuer	Shares	Value ($)
Consumer Discretionary 0.2%
Auto Components —%
Bridgestone Corp.	600	22,006
Continental AG	561	109,823
Cooper Tire & Rubber Co.	582	21,097
Cooper-Standard Holding, Inc.(b)	209	22,004
Dana, Inc.	605	12,185
Drew Industries, Inc.	350	38,412
Superior Industries International, Inc.	810	18,671
Total		244,198
Automobiles 0.1%
Fuji Heavy Industries Ltd.	4,000	160,064
Peugeot SA(b)	7,221	134,387
Suzuki Motor Corp.	3,700	142,794
Total		437,245
Diversified Consumer Services —%
Capella Education Co.	422	36,081
Hotels, Restaurants & Leisure —%
Bloomin’ Brands, Inc.	880	15,057
Cheesecake Factory, Inc. (The)	625	37,663
Compass Group PLC	5,598	99,628
Denny’s Corp.(b)	285	3,468
Isle of Capri Casinos, Inc.(b)	807	19,215
Papa John’s International, Inc.	206	17,555
Pinnacle Entertainment, Inc.(b)	120	1,848
Ruth’s Hospitality Group, Inc.	1,622	27,817
Total		222,251
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.1%
Electrolux AB, Class B	5,365	142,661
La-Z-Boy, Inc.	895	25,597
Persimmon PLC	914	22,262
Sony Corp.	1,800	54,500
Total		245,020
Media —%
Gannett Co., Inc.	2,685	25,830
New York Times Co. (The), Class A	2,495	33,683
WPP PLC	1,187	27,626
Total		87,139
Multiline Retail —%
Big Lots, Inc.	650	32,500
Specialty Retail —%
Aaron’s, Inc.(b)	630	19,492
Big 5 Sporting Goods Corp.	1,220	18,788
Children’s Place, Inc. (The)	379	36,763
Francesca’s Holdings Corp.(b)	1,720	29,997
Genesco, Inc.(b)	315	18,963
Pier 1 Imports, Inc.	3,330	24,209
Total		148,212
Textiles, Apparel & Luxury Goods —%
Movado Group, Inc.	1,155	31,358
Total Consumer Discretionary		1,484,004
Consumer Staples 0.2%
Beverages —%
Coca-Cola Amatil Ltd.	4,964	36,711
Food & Staples Retailing 0.1%
Jeronimo Martins SGPS SA	6,986	118,242
Koninklijke Ahold Delhaize NV(b)	2,888	61,525
Metro AG	931	31,860
SpartanNash Co.	865	32,749
SUPERVALU, Inc.(b)	584	2,289
Total		246,665

The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Food Products 0.1%
Dean Foods Co.	1,877	37,277
Fresh Del Monte Produce, Inc.	110	6,298
Marine Harvest ASA	3,355	59,306
Nestlé SA, Registered Shares(b)	1,982	145,210
Sanderson Farms, Inc.	409	37,219
WH Group Ltd.	169,000	128,363
Total		413,673
Household Products —%
Reckitt Benckiser Group PLC	1,906	163,545
Personal Products —%
Usana Health Sciences, Inc.(b)	190	11,837
Tobacco —%
Imperial Brands PLC	1,610	74,588
Swedish Match AB	3,613	117,627
Total		192,215
Total Consumer Staples		1,064,646
Energy 0.1%
Energy Equipment & Services —%
Archrock, Inc.	1,245	18,177
Atwood Oceanics, Inc.(b)	2,758	33,537
Petrofac Ltd.	3,179	36,810
Seadrill Ltd.(b)	9,350	17,485
Total		106,009
Oil, Gas & Consumable Fuels 0.1%
BP PLC	2,810	16,783
Caltex Australia Ltd.	3,124	67,799
Idemitsu Kosan Co., Ltd.	4,400	136,055
OMV AG	3,516	123,053
PDC Energy, Inc.(b)	495	36,600
Repsol SA	2,039	30,222
REX American Resources Corp.(b)	380	31,551
Royal Dutch Shell PLC, Class B	454	12,823
Western Refining, Inc.	310	10,853
Total		465,739
Total Energy		571,748
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 0.4%
Banks 0.2%
Banc of California, Inc.	2,186	34,539
Banco Latinoamericano de Comercio Exterior SA, Class E	900	24,480
Bank Hapoalim BM	13,988	84,420
BNP Paribas SA	2,264	144,832
BOC Hong Kong Holdings Ltd.	24,139	96,505
Central Pacific Financial Corp.	1,160	36,343
Customers Bancorp, Inc.(b)	941	32,427
FCB Financial Holdings, Inc., Class A(b)	720	33,804
First BanCorp(b)	1,375	9,240
Fulton Financial Corp.	320	5,824
Hanmi Financial Corp.	165	5,470
Hilltop Holdings, Inc.(b)	930	25,463
HSBC Holdings PLC(b)	31,161	265,832
ING Groep NV	913	13,116
International Bancshares Corp.	985	36,544
Societe Generale SA	3,710	181,373
Westpac Banking Corp.	6,837	164,590
Wintrust Financial Corp.	270	19,332
Total		1,214,134
Capital Markets —%
3i Group PLC	14,962	132,170
Arlington Asset Investment Corp., Class A	2,038	30,509
KCG Holdings, Inc., Class A(b)	2,206	30,818
Piper Jaffray Companies(b)	450	31,725
Total		225,222
Consumer Finance —%
Nelnet, Inc., Class A	685	33,586
Insurance 0.1%
Allianz SE, Registered Shares(b)	1,119	190,190
Ambac Financial Group, Inc.(b)	790	16,527
American Equity Investment Life Holding Co.	306	7,222
Assicurazioni Generali SpA	6,987	111,492
AXA SA	3,222	79,188
CNP Assurances	1,855	34,861
Dai-ichi Life Holdings, Inc.	6,100	110,586
Heritage Insurance Holdings, Inc.	1,830	25,949

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	29

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Maiden Holdings Ltd.	1,535	27,246
NN Group NV	4,681	165,782
Swiss Re AG	398	37,193
Universal Insurance Holdings, Inc.	1,356	35,459
Total		841,695
Mortgage Real Estate Investment Trusts (REITS) —%
CYS Investments, Inc.	4,125	31,226
Invesco Mortgage Capital, Inc.	1,110	16,173
Redwood Trust, Inc.	560	8,680
Total		56,079
Thrifts & Mortgage Finance 0.1%
BofI Holding, Inc.(b)	1,290	38,055
Essent Group Ltd.(b)	1,190	41,138
Flagstar Bancorp, Inc.(b)	1,160	29,893
HomeStreet, Inc.(b)	1,035	27,117
Meta Financial Group, Inc.	90	7,907
MGIC Investment Corp.(b)	4,155	44,251
Radian Group, Inc.(b)	2,455	45,172
Walker & Dunlop, Inc.(b)	1,140	35,807
Washington Federal, Inc.	1,245	40,898
Total		310,238
Total Financials		2,680,954
Health Care 0.2%
Biotechnology —%
Alder Biopharmaceuticals, Inc.(b)	460	9,453
ARIAD Pharmaceuticals, Inc.(b)	450	10,719
Arrowhead Pharmaceuticals, Inc.(b)	2,175	4,220
bluebird bio, Inc.(b)	195	14,527
Coherus Biosciences, Inc.(b)	275	7,673
Dynavax Technologies Corp.(b)	725	2,973
Halozyme Therapeutics, Inc.(b)	655	7,565
Insys Therapeutics, Inc.(b)	955	9,779
Keryx Biopharmaceuticals, Inc.(b)	2,955	14,745
Kite Pharma, Inc.(b)	180	9,175
Ligand Pharmaceuticals, Inc.(b)	241	25,548
PTC Therapeutics, Inc.(b)	555	7,271
Puma Biotechnology, Inc.(b)	350	11,340
Ra Pharmaceuticals, Inc.(b)	414	6,599
Common Stocks (continued)
Issuer	Shares	Value ($)
Sage Therapeutics, Inc.(b)	180	8,636
Shire PLC(b)	876	48,772
Spark Therapeutics, Inc.(b)	335	21,125
TESARO, Inc.(b)	100	16,284
Total		236,404
Health Care Equipment & Supplies —%
Analogic Corp.	141	10,949
Angiodynamics, Inc.(b)	1,510	24,303
Halyard Health, Inc.(b)	575	22,120
Masimo Corp.(b)	565	41,573
Natus Medical, Inc.(b)	160	6,248
OraSure Technologies, Inc.(b)	2,325	20,507
Orthofix International NV(b)	865	31,088
Total		156,788
Health Care Providers & Services —%
Chemed Corp.	36	5,979
Magellan Health, Inc.(b)	444	33,278
Molina Healthcare, Inc.(b)	556	31,536
Owens & Minor, Inc.	745	26,731
Triple-S Management Corp., Class B(b)	1,130	21,594
Total		119,118
Life Sciences Tools & Services —%
INC Research Holdings, Inc. Class A(b)	691	36,623
Pra Health Sciences, Inc.(b)	611	35,799
Total		72,422
Pharmaceuticals 0.2%
Aerie Pharmaceuticals, Inc.(b)	510	22,389
Astellas Pharma, Inc.	8,300	111,401
Bayer AG, Registered Shares	1,133	125,853
GlaxoSmithKline PLC	9,848	190,312
Jounce Therapeutics, Inc.(b)	528	8,754
Novo Nordisk A/S, Class B	445	15,982
Roche Holding AG, Genusschein Shares(b)	857	203,065
Sanofi	2,176	174,899
Supernus Pharmaceuticals, Inc.(b)	975	26,374
Teva Pharmaceutical Industries Ltd., ADR	1,519	50,780
Total		929,809
Total Health Care		1,514,541

The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 0.3%
Aerospace & Defense —%
Curtiss-Wright Corp.	416	40,793
Air Freight & Logistics —%
Forward Air Corp.	50	2,409
Royal Mail PLC	6,302	32,729
Total		35,138
Airlines 0.1%
Deutsche Lufthansa AG, Registered Shares	2,790	37,270
Hawaiian Holdings, Inc.(b)	740	37,703
Japan Airlines Co., Ltd.	3,700	117,820
Qantas Airways Ltd.	31,764	82,105
Total		274,898
Building Products —%
Continental Building Product(b)	1,315	30,574
Gibraltar Industries, Inc.(b)	820	35,998
NCI Building Systems, Inc.(b)	620	9,920
Universal Forest Products, Inc.	342	34,785
Total		111,277
Commercial Services & Supplies —%
ACCO Brands Corp.(b)	1,540	19,635
Brady Corp., Class A	775	28,171
Knoll, Inc.	250	6,528
Quad/Graphics, Inc.	1,213	31,768
Total		86,102
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	4,419	136,196
Argan, Inc.	455	33,556
Obayashi Corp.	4,900	46,678
Skanska AB, Class B	5,894	144,109
Taisei Corp.	18,000	127,864
Total		488,403
Electrical Equipment —%
ABB Ltd.(b)	6,998	166,768
EnerSys	532	41,470
Generac Holdings, Inc.(b)	505	20,331
Total		228,569
Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery —%
Astec Industries, Inc.	150	10,497
Energy Recovery, Inc.(b)	2,890	29,594
Global Brass & Copper Holdings, Inc.(b)	910	30,166
Greenbrier Companies, Inc. (The)	835	36,531
KONE OYJ, Class B	825	37,299
Mueller Industries, Inc.	370	14,896
NSK Ltd.	5,500	66,766
Wabash National Corp.(b)	2,214	39,077
Total		264,826
Professional Services —%
Huron Consulting Group, Inc.(b)	685	31,031
RPX Corp.(b)	2,840	30,842
Total		61,873
Road & Rail —%
ArcBest Corp.	1,040	32,864
Trading Companies & Distributors 0.1%
Applied Industrial Technologies, Inc.	655	39,595
ITOCHU Corp.	10,700	147,402
Sumitomo Corp.	7,300	91,511
Total		278,508
Total Industrials		1,903,251
Information Technology 0.2%
Electronic Equipment, Instruments & Components —%
Benchmark Electronics, Inc.(b)	1,310	40,086
Hitachi High-Technologies Corp.	300	12,850
Methode Electronics, Inc.	545	22,917
Rogers Corp.(b)	425	33,979
Sanmina Corp.(b)	1,155	44,987
Scansource, Inc.(b)	590	23,335
TTM Technologies, Inc.(b)	2,280	33,812
Vishay Intertechnology, Inc.	2,090	34,694
Total		246,660
Internet Software & Services 0.1%
Bankrate, Inc.(b)	550	5,995
EarthLink Holdings Corp.	4,655	29,839
j2 Global, Inc.(b)	529	44,335
Mixi, Inc.	3,700	160,529

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	31

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
RetailMeNot, Inc.(b)	2,769	25,059
Shutterstock, Inc.(b)	145	7,801
Total		273,558
IT Services —%
Cardtronics PLC, Class A(b)	740	40,389
Convergys Corp.	1,000	24,820
CSG Systems International, Inc.	485	23,474
EVERTEC, Inc.	1,812	30,895
Fujitsu Ltd.	9,000	52,308
Science Applications International Corp.	103	8,386
Sykes Enterprises, Inc.(b)	235	6,563
Travelport Worldwide Ltd.	720	10,339
Unisys Corp.(b)	1,240	15,934
Total		213,108
Semiconductors & Semiconductor Equipment —%
Amkor Technology, Inc.(b)	3,030	28,512
Diodes, Inc.(b)	309	7,691
Entegris, Inc.(b)	1,905	35,719
Semtech Corp.(b)	1,095	36,080
Synaptics, Inc.(b)	617	34,787
Xcerra Corp.(b)	2,358	17,874
Total		160,663
Software 0.1%
Aspen Technology, Inc.(b)	680	36,115
Barracuda Networks, Inc.(b)	470	11,040
CommVault Systems, Inc.(b)	625	30,688
Mentor Graphics Corp.	320	11,811
Oracle Corp. Japan	2,400	134,474
Progress Software Corp.(b)	460	12,889
Qualys, Inc.(b)	460	16,514
VASCO Data Security International, Inc.(b)	595	9,044
Total		262,575
Technology Hardware, Storage & Peripherals —%
Seiko Epson Corp.	5,700	117,426
Total Information Technology		1,273,990
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 0.2%
Chemicals 0.1%
Ferro Corp.(b)	2,100	29,694
Hitachi Chemical Co., Ltd.	500	14,196
Innospec, Inc.	570	40,669
Johnson Matthey PLC(b)	156	6,399
Mitsubishi Chemical Holdings Corp.	20,200	140,894
Rayonier Advanced Materials, Inc.	2,310	31,347
Trinseo SA	635	41,116
Total		304,315
Construction Materials —%
Fletcher Building Ltd.	8,097	62,383
Containers & Packaging —%
Greif, Inc., Class A	570	32,821
Metals & Mining 0.1%
Fortescue Metals Group Ltd.	30,764	155,675
Materion Corp.	310	12,183
Rio Tinto PLC	4,653	206,141
Schnitzer Steel Industries, Inc., Class A	1,240	29,326
Total		403,325
Paper & Forest Products —%
UPM-Kymmene OYJ	6,663	151,116
Total Materials		953,960
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Ashford Hospitality Prime, Inc.	450	6,048
CBL & Associates Properties, Inc.	3,075	33,364
CorEnergy Infrastructure Trust, Inc.	558	20,032
DuPont Fabros Technology, Inc.	280	13,294
Government Properties Income Trust	350	6,741
LaSalle Hotel Properties	600	18,102
Lexington Realty Trust	3,400	36,448
PS Business Parks, Inc.	310	34,733
Ramco-Gershenson Properties Trust	350	5,691
RLJ Lodging Trust	505	11,721
Ryman Hospitality Properties, Inc.	540	33,037
Sabra Health Care REIT, Inc.	180	4,572
Select Income REIT	1,240	31,012

The accompanying Notes to Financial Statements are an integral part of this statement.
32	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
STAG Industrial, Inc.	350	8,099
Summit Hotel Properties, Inc.	2,370	37,517
Washington Prime Group, Inc.	3,395	32,762
Xenia Hotels & Resorts, Inc.	280	5,138
Total		338,311
Real Estate Management & Development —%
Cheung Kong Property Holding Ltd.(b)	12,765	83,903
Daiwa House Industry Co., Ltd.	2,400	64,997
Wheelock & Co., Ltd.	24,558	149,262
Total		298,162
Total Real Estate		636,473
Telecommunication Services 0.1%
Diversified Telecommunication Services 0.1%
General Communication, Inc., Class A(b)	1,465	29,476
Nippon Telegraph & Telephone Corp.	3,500	154,603
Telefonica SA	5,179	50,107
Telenor ASA	5,353	84,760
Telstra Corp., Ltd.	7,227	27,420
Windstream Holdings, Inc.	2,350	18,988
Total		365,354
Wireless Telecommunication Services —%
NTT DoCoMo, Inc.	3,200	76,512
Total Telecommunication Services		441,866
Utilities 0.1%
Electric Utilities 0.1%
Endesa SA	5,749	118,559
Enel SpA(b)	25,186	105,293
IDACORP, Inc.	11	880
Portland General Electric Co.	21	916
Total		225,648
Gas Utilities —%
Chesapeake Utilities Corp.	415	27,141
Northwest Natural Gas Co.	350	20,615
Southwest Gas Corp.	511	41,171
Total		88,927
Independent Power and Renewable Electricity Producers —%
Ormat Technologies, Inc.	500	26,850
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities —%
E.ON SE	10,283	79,211
Water Utilities —%
SJW Corp.	655	32,816
Total Utilities		453,452
Total Common Stocks (Cost $11,866,591)		12,978,885

Equity Funds 32.5%
	Shares	Value ($)
International 7.9%
Columbia Emerging Markets Fund, Class I Shares(a),(b)	883,010	8,900,736
Columbia European Equity Fund, Class I Shares(a)	2,509,671	15,258,801
Columbia Overseas Value Fund, Class I Shares(a)	2,641,904	22,376,929
Columbia Pacific/Asia Fund, Class I Shares(a)	191,401	1,802,991
Total		48,339,457
U.S. Large Cap 23.7%
Columbia Contrarian Core Fund, Class I Shares(a)	880,130	20,154,973
Columbia Disciplined Core Fund, Class I Shares(a)	3,202,201	33,270,865
Columbia Disciplined Growth Fund, Class I Shares(a)	2,258,281	19,330,891
Columbia Disciplined Value Fund, Class I Shares(a)	3,515,184	34,413,654
Columbia Large Cap Growth Fund, Class I Shares(a)	384,154	13,714,293
Columbia Select Large Cap Equity Fund, Class I Shares(a)	1,964,141	24,649,966
Total		145,534,642
U.S. Small Cap 0.9%
Columbia Disciplined Small Core Fund, Class I Shares(a)	618,263	5,904,414
Total Equity Funds (Cost $187,854,525)		199,778,513

Fixed-Income Funds 49.2%

Emerging Markets 2.2%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	1,169,445	13,261,508
High Yield 3.6%
Columbia Income Opportunities Fund, Class I Shares(a)	2,252,027	22,204,988
Inflation Protected Securities 1.9%
Columbia Inflation Protected Securities Fund, Class I Shares(a),(b)	1,253,786	11,835,740

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	33

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2017
Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 41.5%
Columbia Corporate Income Fund, Class I Shares(a)	5,559,903	55,710,226
Columbia Limited Duration Credit Fund, Class I Shares(a)	1,466,606	14,402,071
Columbia Mortgage Opportunities Fund, Class I Shares(a)	960,409	9,460,029
Columbia Total Return Bond Fund, Class I Shares(a)	3,592,336	32,259,179
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	15,922,919	85,824,532
Columbia U.S. Treasury Index Fund, Class I Shares(a)	5,241,913	57,556,209
Total		255,212,246
Total Fixed-Income Funds (Cost $308,585,693)		302,514,482

Preferred Stocks —%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Schaeffler AG	—	8,654	140,333
Total Consumer Discretionary			140,333
Total Preferred Stocks (Cost $124,342)			140,333
Money Market Funds 9.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.662%(a),(c)	55,877,563	55,877,563
Total Money Market Funds (Cost $55,877,602)		55,877,563
Total Investments (Cost: $607,703,607)		613,290,085
Other Assets & Liabilities, Net		1,404,133
Net Assets		614,694,218

At January 31, 2017, securities and/or cash totaling $2,190,693 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts open at January 31, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	02/22/2017	68,000 EUR	72,376 USD	—	(1,080)
Barclays	02/22/2017	294,000 ILS	76,888 USD	—	(1,139)
Barclays	02/22/2017	16,053,000 JPY	140,186 USD	—	(2,060)
Barclays	02/22/2017	436,000 NOK	51,366 USD	—	(1,502)
Barclays	02/22/2017	36,000 NZD	25,608 USD	—	(790)
Barclays	02/22/2017	1,301,000 SEK	145,578 USD	—	(3,275)
Barclays	02/22/2017	119,275 USD	159,000 AUD	1,256	—
Barclays	02/22/2017	196,928 USD	198,000 CHF	3,348	—
Barclays	02/22/2017	128,180 USD	895,000 DKK	1,842	—
Barclays	02/22/2017	247,869 USD	202,000 GBP	6,329	—
Barclays	02/22/2017	111,328 USD	159,000 SGD	1,510	—
Total				14,285	(9,846)
The accompanying Notes to Financial Statements are an integral part of this statement.
34	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2017
Investments in derivatives  (continued)
Futures contracts outstanding at January 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
Mini MSCI Emerging Markets Index	80	USD	3,660,400	03/2017	145,398	—
Russell 2000 Mini	29	USD	1,971,275	03/2017	—	(39,488)
S&P 500 E-mini	92	USD	10,462,700	03/2017	91,313	—
S&P Mid 400 E-mini	20	USD	3,371,000	03/2017	—	(10,849)
TOPIX Index	57	JPY	7,658,223	03/2017	—	(109,704)
U.S. Long Bond	44	USD	6,637,125	03/2017	—	(43,680)
U.S. Treasury 10-Year Note	89	USD	11,077,719	03/2017	—	(38,398)
U.S. Ultra Bond	10	USD	1,606,875	03/2017	—	(13,145)
Total			46,445,317		236,711	(255,264)

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
EURO STOXX 50	(101)	EUR	(3,526,013)	03/2017	—	(48,381)
FTSE 100 Index	(38)	GBP	(3,368,029)	03/2017	—	(105,298)
Total			(6,894,042)		—	(153,679)
Cleared credit default swap contracts outstanding at January 31, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 26	06/20/2021	5.000	USD	3,167,000	—	(161,991)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 27	12/20/2021	1.000	USD	12,050,000	—	(39,166)
Total						—	(201,157)
Credit default swap contracts outstanding at January 31, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)	Notional currency	Notional amount ($)	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(461,538)	(28,064)	551	—	(29,701)	2,188	—
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(923,077)	(56,127)	1,102	—	(59,849)	4,824	—
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(865,385)	(52,619)	1,034	—	(56,444)	4,859	—
Total									—	(145,994)	11,871	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	35

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2017
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	226,606	13,324	(52,725)	187,205	69,066	42,352	—	2,066,749
Columbia Alternative Beta Fund, Class I Shares	455,212	2,889	—	458,101	—	—	26,120	4,173,302
Columbia Commodity Strategy Fund, Class I Shares	—	1,427,484	(99,874)	1,327,610	—	(10,352)	—	7,500,997
Columbia Contrarian Core Fund, Class I Shares	1,056,395	25,392	(201,657)	880,130	157,516	1,736,425	219,885	20,154,973
Columbia Corporate Income Fund, Class I Shares	11,565,291	278,905	(6,284,293)	5,559,903	—	(1,326,857)	2,568,024	55,710,226
Columbia Disciplined Core Fund, Class I Shares	2,655,844	958,971	(412,614)	3,202,201	—	1,809,637	401,357	33,270,865
Columbia Disciplined Growth Fund, Class I Shares	2,609,637	179,510	(530,866)	2,258,281	1,047,955	154,775	183,174	19,330,891
Columbia Disciplined Small Core Fund, Class I Shares	853,768	253,291	(488,796)	618,263	2,002,865	(2,737,952)	34,845	5,904,414
Columbia Disciplined Value Fund, Class I Shares	4,318,404	99,851	(903,071)	3,515,184	—	353,458	671,040	34,413,654
Columbia Diversified Absolute Return Fund, Class I Shares	1,446,713	44,028	(436,784)	1,053,957	—	(192,226)	—	9,991,508
Columbia Emerging Markets Bond Fund, Class I Shares	1,341,809	48,454	(220,818)	1,169,445	—	(22,309)	445,096	13,261,508
Columbia Emerging Markets Fund, Class I Shares	—	945,926	(62,916)	883,010	—	46,569	—	8,900,736
Columbia European Equity Fund, Class I Shares	3,008,706	197,856	(696,891)	2,509,671	—	265,550	402,100	15,258,801
Columbia Income Opportunities Fund, Class I Shares	3,229,875	161,644	(1,139,492)	2,252,027	—	221,267	1,314,910	22,204,988
Columbia Inflation Protected Securities Fund, Class I Shares	1,531,056	9,604	(286,874)	1,253,786	—	(344,183)	—	11,835,740
Columbia Large Cap Growth Fund, Class I Shares	449,310	19,154	(84,310)	384,154	185,997	895,988	82,525	13,714,293
Columbia Limited Duration Credit Fund, Class I Shares	4,571,818	73,762	(3,178,974)	1,466,606	—	(285,947)	459,769	14,402,071
Columbia Mortgage Opportunities Fund, Class I Shares	1,004,089	60,687	(104,367)	960,409	122,944	(18,751)	367,521	9,460,029
Columbia Multi-Asset Income Fund, Class I Shares	1,451,492	447,443	—	1,898,935	—	—	850,956	18,267,753
Columbia Overseas Value Fund, Class I Shares	3,215,719	112,980	(686,795)	2,641,904	—	(330,883)	505,215	22,376,929
Columbia Pacific/Asia Fund, Class I Shares	202,080	36,666	(47,345)	191,401	119,427	18,745	13,122	1,802,991
Columbia Select Large Cap Equity Fund, Class I Shares	1,195,681	768,460	—	1,964,141	149,329	—	191,373	24,649,966
Columbia Short-Term Cash Fund, 0.662%	22,212,738	86,463,386	(52,798,561)	55,877,563	—	43	235,115	55,877,563
The accompanying Notes to Financial Statements are an integral part of this statement.
36	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Total Return Bond Fund, Class I Shares	—	3,592,336	—	3,592,336	497,227	—	738,419	32,259,179
Columbia U.S. Government Mortgage Fund, Class I Shares	17,173,866	713,427	(1,964,374)	15,922,919	413,157	(83,793)	2,179,411	85,824,532
Columbia U.S. Treasury Index Fund, Class I Shares	5,324,773	237,145	(320,005)	5,241,913	167,156	(134,145)	819,768	57,556,209
Total	91,100,882	97,172,575	(71,002,402)	117,271,055	4,932,639	57,411	12,709,745	600,170,867

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2017.
Abbreviation Legend
ADR	American Depositary Receipt
Currency Legend
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
ILS	New Israeli Sheqel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	37

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2017
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Investment Funds	42,000,309	—	—	—	42,000,309
Common Stocks
Consumer Discretionary	568,253	915,751	—	—	1,484,004
Consumer Staples	127,669	936,977	—	—	1,064,646
Energy	148,203	423,545	—	—	571,748
Financials	868,824	1,812,130	—	—	2,680,954
Health Care	644,257	870,284	—	—	1,514,541
Industrials	668,734	1,234,517	—	—	1,903,251
Information Technology	796,403	477,587	—	—	1,273,990
Materials	217,156	736,804	—	—	953,960
Real Estate	338,311	298,162	—	—	636,473
Telecommunication Services	48,464	393,402	—	—	441,866
Utilities	150,389	303,063	—	—	453,452
Total Common Stocks	4,576,663	8,402,222	—	—	12,978,885
Equity Funds	199,778,513	—	—	—	199,778,513
Fixed-Income Funds	302,514,482	—	—	—	302,514,482
Preferred Stocks
Consumer Discretionary	—	140,333	—	—	140,333
Money Market Funds	—	—	—	55,877,563	55,877,563
Total Investments	548,869,967	8,542,555	—	55,877,563	613,290,085
Derivatives
The accompanying Notes to Financial Statements are an integral part of this statement.
38	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Conservative Portfolio, January 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Asset
Forward Foreign Currency Exchange Contracts	—	14,285	—	—	14,285
Futures Contracts	236,711	—	—	—	236,711
Swap Contracts	—	11,871	—	—	11,871
Liability
Forward Foreign Currency Exchange Contracts	—	(9,846)	—	—	(9,846)
Futures Contracts	(408,943)	—	—	—	(408,943)
Swap Contracts	—	(201,157)	—	—	(201,157)
Total	548,697,735	8,357,708	—	55,877,563	612,933,006
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	39

Portfolio of Investments
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Investment Funds 6.0%
	Shares	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares(a),(b)	828,427	9,145,828
Columbia Alternative Beta Fund, Class I Shares(a)	458,101	4,173,302
Columbia Commodity Strategy Fund, Class I Shares(a)	3,978,653	22,479,391
Columbia Diversified Absolute Return Fund, Class I Shares(a),(b)	2,169,972	20,571,329
Columbia Multi-Asset Income Fund, Class I Shares(a)	3,622,034	34,843,970
Total Alternative Investment Funds (Cost $93,327,401)		91,213,820

Common Stocks 2.0%
Issuer	Shares	Value ($)
Consumer Discretionary 0.3%
Auto Components 0.1%
Cooper Tire & Rubber Co.	2,870	104,038
Cooper-Standard Holding, Inc.(b)	1,030	108,438
Dana, Inc.	2,960	59,614
Drew Industries, Inc.	1,730	189,867
Hyundai Mobis Co., Ltd.	323	67,196
Magna International, Inc.(b)	972	42,047
Superior Industries International, Inc.	3,975	91,624
Total		662,824
Automobiles —%
Fuji Heavy Industries Ltd.	4,000	160,065
Peugeot SA(b)	9,070	168,798
Suzuki Motor Corp.	4,000	154,371
Total		483,234
Diversified Consumer Services —%
Capella Education Co.	2,087	178,439
Hotels, Restaurants & Leisure 0.1%
Bloomin’ Brands, Inc.	4,300	73,573
Cheesecake Factory, Inc. (The)	3,075	185,299
Compass Group PLC	4,160	74,036
Denny’s Corp.(b)	1,410	17,160
Flight Centre Travel Group Ltd.	2,293	52,136
InterContinental Hotels Group PLC	776	36,035
Isle of Capri Casinos, Inc.(b)	3,990	95,002
Papa John’s International, Inc.	1,020	86,924
Common Stocks (continued)
Issuer	Shares	Value ($)
Pinnacle Entertainment, Inc.(b)	600	9,240
Ruth’s Hospitality Group, Inc.	7,970	136,685
Total		766,090
Household Durables —%
Arcelik AS	3,906	23,665
Electrolux AB, Class B	5,625	149,575
La-Z-Boy, Inc.	4,400	125,840
Persimmon PLC	752	18,316
Sony Corp.	1,300	39,361
Total		356,757
Media —%
Gannett Co., Inc.	13,250	127,465
New York Times Co. (The), Class A	12,305	166,118
Total		293,583
Multiline Retail —%
Big Lots, Inc.	3,200	160,000
Specialty Retail 0.1%
Aaron’s, Inc.(b)	3,125	96,687
Big 5 Sporting Goods Corp.	6,000	92,400
Children’s Place, Inc. (The)	1,870	181,390
Francesca’s Holdings Corp.(b)	8,450	147,368
Genesco, Inc.(b)	1,575	94,815
Pier 1 Imports, Inc.	16,300	118,501
Total		731,161
Textiles, Apparel & Luxury Goods —%
Movado Group, Inc.	5,605	152,176
Total Consumer Discretionary		3,784,264
Consumer Staples 0.1%
Beverages —%
Ambev SA	19,371	105,735
Food & Staples Retailing —%
Alimentation Couche-Tard, Inc., Class B	1,082	49,566
Casino Guichard Perrachon SA	273	14,721
Jeronimo Martins SGPS SA	6,018	101,858
Koninklijke Ahold Delhaize NV(b)	1,489	31,721
Loblaw Companies Ltd.	370	19,446
Metro AG	898	30,730
SpartanNash Co.	4,260	161,284

The accompanying Notes to Financial Statements are an integral part of this statement.
40	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
SUPERVALU, Inc.(b)	2,835	11,113
Wm Morrison Supermarkets PLC	6,434	19,182
Total		439,621
Food Products 0.1%
Dean Foods Co.	9,280	184,301
Fresh Del Monte Produce, Inc.	550	31,487
Marine Harvest ASA	1,083	19,144
Sanderson Farms, Inc.	2,015	183,365
WH Group Ltd.	190,500	144,693
Total		562,990
Household Products —%
Reckitt Benckiser Group PLC	939	80,572
Personal Products —%
Usana Health Sciences, Inc.(b)	940	58,562
Tobacco —%
British American Tobacco PLC	1,253	77,345
Imperial Brands PLC	643	29,789
Swedish Match AB	3,701	120,492
Total		227,626
Total Consumer Staples		1,475,106
Energy 0.1%
Energy Equipment & Services —%
Archrock, Inc.	6,100	89,060
Atwood Oceanics, Inc.(b)	13,600	165,376
Seadrill Ltd.(b)	46,200	86,394
Total		340,830
Oil, Gas & Consumable Fuels 0.1%
China Petroleum & Chemical Corp., Class H	196,000	154,826
ENI SpA	489	7,519
Idemitsu Kosan Co., Ltd.	700	21,645
Lukoil PJSC	1,903	106,610
MOL Hungarian Oil and Gas NyRt	287	20,225
PDC Energy, Inc.(b)	2,425	179,304
Polski Koncern Naftowy Orlen SA	680	13,784
PTT PCL, Foreign Registered Shares	13,500	154,953
Repsol SA	2,349	34,816
REX American Resources Corp.(b)	1,900	157,757
Common Stocks (continued)
Issuer	Shares	Value ($)
SK Innovation Co., Ltd.	1,059	143,463
Western Refining, Inc.	1,550	54,266
Total		1,049,168
Total Energy		1,389,998
Financials 0.4%
Banks 0.2%
ABSA Group Ltd.	825	9,723
Banc of California, Inc.	10,805	170,719
Banco Latinoamericano de Comercio Exterior SA, Class E	4,440	120,768
Bank of China Ltd., Class H	336,000	152,180
Bank of Montreal(b)	1,608	121,633
Bank of Nova Scotia (The)(b)	2,939	175,629
BNP Paribas SA	493	31,538
BOC Hong Kong Holdings Ltd.	4,500	17,990
Canadian Imperial Bank of Commerce	1,900	161,798
Central Pacific Financial Corp.	5,710	178,894
China CITIC Bank Corp., Ltd., Class H	70,000	46,040
China Construction Bank Corp., Class H	39,000	28,914
Customers Bancorp, Inc.(b)	4,650	160,239
FCB Financial Holdings, Inc., Class A(b)	3,550	166,672
First BanCorp(b)	7,275	48,888
Fulton Financial Corp.	1,600	29,120
Hanmi Financial Corp.	825	27,349
Hilltop Holdings, Inc.(b)	4,600	125,948
HSBC Holdings PLC(b)	17,587	150,033
International Bancshares Corp.	4,865	180,491
Royal Bank of Canada	394	28,329
Societe Generale SA	3,638	177,853
Standard Bank Group Ltd.	6,305	67,341
Toronto-Dominion Bank (The)(b)	400	20,722
Wintrust Financial Corp.	1,350	96,660
Total		2,495,471
Capital Markets —%
Arlington Asset Investment Corp., Class A	10,070	150,748
KCG Holdings, Inc., Class A(b)	10,900	152,273
Piper Jaffray Companies(b)	2,230	157,215
Total		460,236

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	41

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance —%
Nelnet, Inc., Class A	3,375	165,476
Insurance 0.1%
Allianz SE, Registered Shares(b)	1,110	188,660
Ambac Financial Group, Inc.(b)	3,900	81,588
American Equity Investment Life Holding Co.	1,514	35,730
Assicurazioni Generali SpA	6,928	110,551
AXA SA	2,745	67,465
CNP Assurances	1,181	22,194
Heritage Insurance Holdings, Inc.	9,060	128,471
Legal & General Group PLC	11,299	33,509
Maiden Holdings Ltd.	7,580	134,545
NN Group NV	4,797	169,890
Swiss Re AG	1,543	144,191
Universal Insurance Holdings, Inc.	6,617	173,035
Total		1,289,829
Mortgage Real Estate Investment Trusts (REITS) —%
CYS Investments, Inc.	20,300	153,671
Invesco Mortgage Capital, Inc.	5,500	80,135
Redwood Trust, Inc.	2,750	42,625
Total		276,431
Thrifts & Mortgage Finance 0.1%
BofI Holding, Inc.(b)	6,385	188,358
Essent Group Ltd.(b)	5,950	205,691
Flagstar Bancorp, Inc.(b)	5,700	146,889
HomeStreet, Inc.(b)	5,030	131,786
Meta Financial Group, Inc.	440	38,654
MGIC Investment Corp.(b)	20,500	218,325
Radian Group, Inc.(b)	12,100	222,640
Walker & Dunlop, Inc.(b)	5,700	179,037
Washington Federal, Inc.	6,175	202,849
Total		1,534,229
Total Financials		6,221,672
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 0.2%
Biotechnology 0.1%
Alder Biopharmaceuticals, Inc.(b)	2,295	47,162
ARIAD Pharmaceuticals, Inc.(b)	2,165	51,570
Arrowhead Pharmaceuticals, Inc.(b)	10,705	20,768
bluebird bio, Inc.(b)	930	69,285
Coherus Biosciences, Inc.(b)	1,345	37,525
Dynavax Technologies Corp.(b)	3,695	15,150
Halozyme Therapeutics, Inc.(b)	3,220	37,191
Insys Therapeutics, Inc.(b)	4,715	48,282
Keryx Biopharmaceuticals, Inc.(b)	14,565	72,679
Kite Pharma, Inc.(b)	880	44,854
Ligand Pharmaceuticals, Inc.(b)	1,165	123,502
PTC Therapeutics, Inc.(b)	2,725	35,698
Puma Biotechnology, Inc.(b)	1,725	55,890
Ra Pharmaceuticals, Inc.(b)	2,033	32,406
Sage Therapeutics, Inc.(b)	895	42,942
Shire PLC(b)	651	36,245
Spark Therapeutics, Inc.(b)	1,635	103,103
TESARO, Inc.(b)	505	82,234
Total		956,486
Health Care Equipment & Supplies —%
Analogic Corp.	690	53,579
Angiodynamics, Inc.(b)	7,500	120,712
Halyard Health, Inc.(b)	2,850	109,639
Masimo Corp.(b)	2,770	203,817
Natus Medical, Inc.(b)	800	31,240
OraSure Technologies, Inc.(b)	11,400	100,548
Orthofix International NV(b)	4,250	152,745
Total		772,280
Health Care Providers & Services —%
Chemed Corp.	175	29,066
Magellan Health, Inc.(b)	2,185	163,766
Molina Healthcare, Inc.(b)	2,780	157,681
Owens & Minor, Inc.	3,675	131,859
Sinopharm Group Co. Class H(b)	3,600	16,452
Triple-S Management Corp., Class B(b)	5,585	106,729
Total		605,553

The accompanying Notes to Financial Statements are an integral part of this statement.
42	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services —%
INC Research Holdings, Inc. Class A(b)	3,406	180,518
Pra Health Sciences, Inc.(b)	3,010	176,356
Total		356,874
Pharmaceuticals 0.1%
Aerie Pharmaceuticals, Inc.(b)	2,515	110,409
Astellas Pharma, Inc.	700	9,395
Bayer AG, Registered Shares	218	24,215
Daiichi Sankyo Co., Ltd.	1,300	29,085
GlaxoSmithKline PLC	9,688	187,221
Jounce Therapeutics, Inc.(b)	2,606	43,207
Novo Nordisk A/S, Class B	2,603	93,487
Roche Holding AG, Genusschein Shares(b)	826	195,719
Sanofi	2,018	162,200
Supernus Pharmaceuticals, Inc.(b)	4,795	129,705
Total		984,643
Total Health Care		3,675,836
Industrials 0.3%
Aerospace & Defense —%
Curtiss-Wright Corp.	2,050	201,023
Air Freight & Logistics —%
Forward Air Corp.	250	12,048
Royal Mail PLC	6,108	31,721
Total		43,769
Airlines —%
Deutsche Lufthansa AG, Registered Shares	4,634	61,904
Hawaiian Holdings, Inc.(b)	3,615	184,184
Japan Airlines Co., Ltd.	3,900	124,188
Qantas Airways Ltd.	24,080	62,243
Total		432,519
Building Products 0.1%
Continental Building Product(b)	6,465	150,311
Gibraltar Industries, Inc.(b)	4,000	175,600
NCI Building Systems, Inc.(b)	3,050	48,800
Universal Forest Products, Inc.	1,690	171,890
Total		546,601
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies —%
ACCO Brands Corp.(b)	7,600	96,900
Brady Corp., Class A	3,825	139,039
Knoll, Inc.	1,250	32,637
Quad/Graphics, Inc.	6,015	157,533
Total		426,109
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	1,549	47,741
Argan, Inc.	2,260	166,675
China Railway Construction Corp., Ltd., Class H(b)	60,500	83,944
Hyundai Development Co.	320	12,041
Leighton Holdings Ltd.	2,143	55,780
Shimizu Corp.	6,000	55,148
Skanska AB, Class B	4,018	98,240
Taisei Corp.	20,000	142,072
Total		661,641
Electrical Equipment —%
EnerSys	2,650	206,567
Generac Holdings, Inc.(b)	2,475	99,644
Prysmian SpA(b)	2,402	62,483
Total		368,694
Industrial Conglomerates —%
Hanwha Corp.	2,289	69,462
Siemens AG, Registered Shares	690	89,257
Total		158,719
Machinery 0.1%
Astec Industries, Inc.	740	51,785
Energy Recovery, Inc.(b)	14,300	146,432
Global Brass & Copper Holdings, Inc.(b)	4,500	149,175
Greenbrier Companies, Inc. (The)	4,100	179,375
KONE OYJ, Class B	185	8,364
Mueller Industries, Inc.	1,825	73,475
Wabash National Corp.(b)	10,930	192,914
Total		801,520
Professional Services —%
Huron Consulting Group, Inc.(b)	3,400	154,020
RPX Corp.(b)	14,060	152,692
Total		306,712

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	43

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail —%
ArcBest Corp.	5,145	162,582
Trading Companies & Distributors —%
Applied Industrial Technologies, Inc.	3,220	194,649
ITOCHU Corp.	6,500	89,543
Total		284,192
Total Industrials		4,394,081
Information Technology 0.3%
Electronic Equipment, Instruments & Components 0.1%
Benchmark Electronics, Inc.(b)	6,450	197,370
Hon Hai Precision Industry Co., Ltd.(b)	66,000	176,997
Methode Electronics, Inc.	2,700	113,535
Rogers Corp.(b)	2,100	167,895
Sanmina Corp.(b)	5,690	221,626
Scansource, Inc.(b)	2,900	114,695
TTM Technologies, Inc.(b)	11,300	167,579
Vishay Intertechnology, Inc.	10,300	170,980
Total		1,330,677
Internet Software & Services —%
Bankrate, Inc.(b)	2,700	29,430
EarthLink Holdings Corp.	22,550	144,546
j2 Global, Inc.(b)	2,605	218,325
Mixi, Inc.	3,900	169,206
RetailMeNot, Inc.(b)	13,565	122,763
Shutterstock, Inc.(b)	725	39,005
Total		723,275
IT Services 0.1%
Cardtronics PLC, Class A(b)	3,600	196,488
Convergys Corp.	4,900	121,618
CSG Systems International, Inc.	2,400	116,160
EVERTEC, Inc.	8,935	152,342
Science Applications International Corp.	510	41,524
Sykes Enterprises, Inc.(b)	1,175	32,818
Travelport Worldwide Ltd.	3,500	50,260
Unisys Corp.(b)	6,150	79,027
Total		790,237
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.(b)	14,870	139,927
Diodes, Inc.(b)	1,540	38,330
Entegris, Inc.(b)	9,385	175,969
Semtech Corp.(b)	5,400	177,930
Synaptics, Inc.(b)	3,035	171,113
Xcerra Corp.(b)	11,605	87,966
Total		791,235
Software —%
Aspen Technology, Inc.(b)	3,370	178,981
Barracuda Networks, Inc.(b)	2,350	55,202
CommVault Systems, Inc.(b)	3,075	150,982
Mentor Graphics Corp.	1,580	58,318
Oracle Corp. Japan	1,900	106,458
Progress Software Corp.(b)	2,275	63,745
Qualys, Inc.(b)	2,250	80,775
VASCO Data Security International, Inc.(b)	2,900	44,080
Total		738,541
Technology Hardware, Storage & Peripherals —%
Foxconn Technology Co., Ltd.	49,490	139,678
Inventec Co., Ltd.	46,000	34,596
Pegatron Corp.	42,000	101,140
Samsung Electronics Co., Ltd.	37	62,929
Seiko Epson Corp.	2,600	53,563
Total		391,906
Total Information Technology		4,765,871
Materials 0.1%
Chemicals 0.1%
Ferro Corp.(b)	10,400	147,056
Hyosung Corp.(b)	96	11,191
Innospec, Inc.	2,835	202,277
Mitsubishi Chemical Holdings Corp.	15,600	108,809
Rayonier Advanced Materials, Inc.	11,550	156,734
Sinopec Shanghai Petrochemical Co., Ltd.	126,000	78,021
Trinseo SA	3,125	202,344
Total		906,432
Containers & Packaging —%
Greif, Inc., Class A	2,825	162,663

The accompanying Notes to Financial Statements are an integral part of this statement.
44	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining —%
AngloGold Ashanti Ltd.(b)	1,302	16,415
Eregli Demir ve Celik Fabrikalari TAS	62,757	96,635
Fortescue Metals Group Ltd.	25,605	129,569
Materion Corp.	1,525	59,933
Rio Tinto PLC	4,535	200,914
Schnitzer Steel Industries, Inc., Class A	6,150	145,447
Sibanye Gold Ltd.	8,052	18,094
Total		667,007
Paper & Forest Products —%
UPM-Kymmene OYJ	6,423	145,673
Total Materials		1,881,775
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Ashford Hospitality Prime, Inc.	2,200	29,568
CBL & Associates Properties, Inc.	15,100	163,835
CorEnergy Infrastructure Trust, Inc.	2,741	98,402
DuPont Fabros Technology, Inc.	1,375	65,285
Government Properties Income Trust	1,700	32,742
LaSalle Hotel Properties	2,975	89,756
Lexington Realty Trust	16,800	180,096
PS Business Parks, Inc.	1,528	171,197
Ramco-Gershenson Properties Trust	1,700	27,642
RLJ Lodging Trust	2,500	58,025
Ryman Hospitality Properties, Inc.	2,660	162,739
Sabra Health Care REIT, Inc.	900	22,860
Select Income REIT	6,100	152,561
STAG Industrial, Inc.	1,750	40,495
Summit Hotel Properties, Inc.	11,800	186,794
Washington Prime Group, Inc.	16,900	163,085
Xenia Hotels & Resorts, Inc.	1,350	24,772
Total		1,669,854
Real Estate Management & Development —%
China Vanke Co., Ltd., Class H	15,800	40,081
Guangzhou R&F Properties Co., Ltd., Class H	103,200	132,364
Wheelock & Co., Ltd.	17,227	104,704
Total		277,149
Total Real Estate		1,947,003
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services —%
Diversified Telecommunication Services —%
China Communications Services Corp., Ltd., Class H	32,000	21,753
General Communication, Inc., Class A(b)	7,210	145,065
Nippon Telegraph & Telephone Corp.	3,400	150,186
Telenor ASA	7,406	117,267
Windstream Holdings, Inc.	11,600	93,728
Total		527,999
Wireless Telecommunication Services —%
Global Telecom Holding SAE(b)	254,111	94,940
NTT DoCoMo, Inc.	2,700	64,557
Total		159,497
Total Telecommunication Services		687,496
Utilities 0.1%
Electric Utilities —%
IDACORP, Inc.	50	4,001
Korea Electric Power Corp.	3,079	112,762
Portland General Electric Co.	110	4,797
Transmissora Alianca de Energia Eletrica SA	9,039	61,559
Total		183,119
Gas Utilities 0.1%
Chesapeake Utilities Corp.	2,050	134,070
Northwest Natural Gas Co.	1,720	101,308
Southwest Gas Corp.	2,525	203,439
Total		438,817
Independent Power and Renewable Electricity Producers —%
Ormat Technologies, Inc.	2,475	132,908
Multi-Utilities —%
E.ON SE	17,498	134,789
Water Utilities —%
SJW Corp.	3,225	161,572
Total Utilities		1,051,205
Total Common Stocks (Cost $28,006,902)		31,274,307

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	45

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
Equity Funds 43.1%
	Shares	Value ($)
International 12.2%
Columbia Emerging Markets Fund, Class I Shares(a),(b)	4,286,289	43,205,796
Columbia European Equity Fund, Class I Shares(a)	8,065,814	49,040,146
Columbia Overseas Value Fund, Class I Shares(a)	6,296,658	53,332,696
Columbia Pacific/Asia Fund, Class I Shares(a)	4,369,094	41,156,860
Total		186,735,498
U.S. Large Cap 29.6%
Columbia Contrarian Core Fund, Class I Shares(a)	3,326,676	76,180,873
Columbia Disciplined Core Fund, Class I Shares(a)	6,078,758	63,158,291
Columbia Disciplined Growth Fund, Class I Shares(a)	7,476,584	63,999,559
Columbia Disciplined Value Fund, Class I Shares(a)	9,648,447	94,458,297
Columbia Large Cap Growth Fund, Class I Shares(a)	597,790	21,341,113
Columbia Select Large Cap Equity Fund, Class I Shares(a)	4,848,903	60,853,736
Columbia Select Large Cap Growth Fund, Class I Shares(a),(b)	2,560,754	38,155,231
Columbia Select Large-Cap Value Fund, Class I Shares(a)	1,372,678	32,697,189
Total		450,844,289
U.S. Small Cap 1.3%
Columbia Disciplined Small Core Fund, Class I Shares(a)	2,144,006	20,475,262
Total Equity Funds (Cost $599,137,201)		658,055,049

Fixed-Income Funds 42.4%

Emerging Markets 1.8%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	2,406,864	27,293,832
High Yield 7.0%
Columbia High Yield Bond Fund, Class I Shares(a)	2,607,520	7,640,034
Columbia Income Opportunities Fund, Class I Shares(a)	10,084,407	99,432,256
Total		107,072,290
Inflation Protected Securities 1.0%
Columbia Inflation Protected Securities Fund, Class I Shares(a),(b)	1,614,603	15,241,852
Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 32.6%
Columbia Corporate Income Fund, Class I Shares(a)	12,719,884	127,453,240
Columbia Limited Duration Credit Fund, Class I Shares(a)	3,496,211	34,332,796
Columbia Mortgage Opportunities Fund, Class I Shares(a)	2,631,105	25,916,382
Columbia Total Return Bond Fund, Class I Shares(a)	21,679,684	194,683,559
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	12,503,810	67,395,536
Columbia U.S. Treasury Index Fund, Class I Shares(a)	4,273,125	46,918,916
Total		496,700,429
Total Fixed-Income Funds (Cost $658,415,101)		646,308,403

Preferred Stocks —%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Schaeffler AG	—	1,632	26,465
Total Consumer Discretionary			26,465
Financials —%
Banks —%
Banco Bradesco SA(b)	—	17,534	181,956
Itau Unibanco Holding SA(b)	—	1,478	17,467
Total			199,423
Total Financials			199,423
Total Preferred Stocks (Cost $195,150)			225,888

Money Market Funds 6.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.662%(a),(c)	93,238,902	93,238,902
Total Money Market Funds (Cost $93,239,039)		93,238,902
Total Investments (Cost: $1,472,320,794)		1,520,316,369
Other Assets & Liabilities, Net		5,550,739
Net Assets		1,525,867,108

At January 31, 2017, securities and/or cash totaling $8,125,565 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
46	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
Investments in derivatives
Forward foreign currency exchange contracts open at January 31, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
BNP Paribas	02/22/2017	449,000 BRL	138,175 USD	—	(3,640)
BNP Paribas	02/22/2017	949,000 CNY	137,337 USD	—	(512)
BNP Paribas	02/22/2017	1,592,000 EGP	83,351 USD	—	(307)
BNP Paribas	02/22/2017	204,075,000 KRW	173,092 USD	—	(3,600)
BNP Paribas	02/22/2017	621,000 NOK	73,113 USD	—	(2,188)
BNP Paribas	02/22/2017	1,555,000 SEK	173,888 USD	—	(4,027)
BNP Paribas	02/22/2017	3,568,000 THB	100,592 USD	—	(725)
BNP Paribas	02/22/2017	175,000 TRY	45,735 USD	—	(408)
BNP Paribas	02/22/2017	5,792,000 TWD	182,713 USD	—	(2,998)
BNP Paribas	02/22/2017	182,291 USD	243,000 AUD	1,917	—
BNP Paribas	02/22/2017	209,756 USD	211,000 CHF	3,669	—
BNP Paribas	02/22/2017	37,485 USD	35,000 EUR	323	—
BNP Paribas	02/22/2017	201,109 USD	164,000 GBP	5,270	—
BNP Paribas	02/22/2017	54,854 USD	736,419,000 IDR	231	—
BNP Paribas	02/22/2017	36,598 USD	140,000 ILS	559	—
BNP Paribas	02/22/2017	174,190 USD	11,932,000 INR	1,924	—
BNP Paribas	02/22/2017	81,134 USD	9,295,000 JPY	1,230	—
BNP Paribas	02/22/2017	76,238 USD	1,599,000 MXN	236	—
BNP Paribas	02/22/2017	54,850 USD	246,000 MYR	621	—
BNP Paribas	02/22/2017	82,538 USD	118,000 SGD	1,203	—
BNP Paribas	02/22/2017	36,460 USD	501,000 ZAR	598	—
Total				17,781	(18,405)
Futures contracts outstanding at January 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
Mini MSCI EAFE Index	270	USD	23,333,400	03/2017	257,106	—
Mini MSCI Emerging Markets Index	193	USD	8,830,715	03/2017	350,774	—
Russell 2000 Mini	3	USD	203,925	03/2017	—	(4,160)
S&P 500 E-mini	573	USD	65,164,425	03/2017	549,408	—
S&P Mid 400 E-mini	91	USD	15,338,050	03/2017	—	(49,365)
TOPIX Index	109	JPY	14,644,673	03/2017	—	(243,289)
U.S. Long Bond	6	USD	905,062	03/2017	—	(5,956)
U.S. Treasury 10-Year Note	445	USD	55,388,594	03/2017	—	(191,988)
U.S. Treasury 5-Year Note	243	USD	28,641,727	03/2017	—	(87,766)
Total			212,450,571		1,157,288	(582,524)

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
EURO STOXX 50	(242)	EUR	(8,448,467)	03/2017	—	(115,924)
FTSE 100 Index	(90)	GBP	(7,976,911)	03/2017	—	(249,389)
U.S. Ultra Bond	(60)	USD	(9,641,250)	03/2017	78,630	—
Total			(26,066,628)		78,630	(365,313)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	47

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
Cleared credit default swap contracts outstanding at January 31, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 26	06/20/2021	5.000	USD	7,671,000	—	(392,371)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 27	12/20/2021	1.000	USD	9,250,000	—	(30,065)
Total						—	(422,436)
Credit default swap contracts outstanding at January 31, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)	Notional currency	Notional amount ($)	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(1,897,436)	(115,372)	2,266	—	(122,102)	8,996	—
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(3,794,872)	(230,745)	4,533	—	(246,046)	19,834	—
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(3,557,692)	(216,323)	4,250	—	(232,049)	19,976	—
Total									—	(600,197)	48,806	—
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	846,712	30,818	(49,103)	828,427	252,197	42,674	—	9,145,828
Columbia Alternative Beta Fund, Class I Shares	455,212	2,889	—	458,101	—	—	26,120	4,173,302
Columbia Commodity Strategy Fund, Class I Shares	—	3,981,554	(2,901)	3,978,653	—	(942)	—	22,479,391
Columbia Contrarian Core Fund, Class I Shares	3,863,495	65,520	(602,339)	3,326,676	584,431	4,379,515	815,838	76,180,873
Columbia Corporate Income Fund, Class I Shares	13,371,007	419,340	(1,070,463)	12,719,884	—	29,798	3,995,670	127,453,240
Columbia Disciplined Core Fund, Class I Shares	6,793,919	111,264	(826,425)	6,078,758	—	4,303,516	1,039,770	63,158,291
Columbia Disciplined Growth Fund, Class I Shares	8,129,492	484,997	(1,137,905)	7,476,584	3,360,541	670,112	587,395	63,999,559
Columbia Disciplined Small Core Fund, Class I Shares	1,821,075	753,356	(430,424)	2,144,007	6,832,103	(2,259,633)	118,862	20,475,262
The accompanying Notes to Financial Statements are an integral part of this statement.
48	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Disciplined Value Fund, Class I Shares	11,370,206	204,847	(1,926,606)	9,648,447	—	305,998	1,841,890	94,458,297
Columbia Diversified Absolute Return Fund, Class I Shares	3,161,367	3,406	(994,802)	2,169,971	—	(430,569)	—	20,571,329
Columbia Emerging Markets Bond Fund, Class I Shares	2,695,962	80,310	(369,408)	2,406,864	—	(58,010)	876,091	27,293,832
Columbia Emerging Markets Fund, Class I Shares	1,528,192	2,758,348	(251)	4,286,289	—	(241)	—	43,205,796
Columbia European Equity Fund, Class I Shares	10,372,672	285,032	(2,591,890)	8,065,814	—	1,820,221	1,316,570	49,040,146
Columbia High Yield Bond Fund, Class I Shares	2,770,111	142,686	(305,277)	2,607,520	—	(26,928)	407,261	7,640,034
Columbia Income Opportunities Fund, Class I Shares	12,420,039	558,808	(2,894,440)	10,084,407	—	886,240	5,351,322	99,432,256
Columbia Inflation Protected Securities Fund, Class I Shares	1,785,233	559	(171,189)	1,614,603	—	(200,533)	—	15,241,852
Columbia Large Cap Growth Fund, Class I Shares	674,233	14,571	(91,014)	597,790	284,566	1,446,429	126,259	21,341,113
Columbia Limited Duration Credit Fund, Class I Shares	3,633,330	88,926	(226,045)	3,496,211	—	(52,247)	758,467	34,332,796
Columbia Mortgage Opportunities Fund, Class I Shares	2,698,992	136,532	(204,419)	2,631,105	330,997	(48,626)	980,616	25,916,382
Columbia Multi-Asset Income Fund, Class I Shares	2,687,995	934,039	—	3,622,034	—	—	1,601,832	34,843,970
Columbia Overseas Value Fund, Class I Shares	8,386,559	167,553	(2,257,454)	6,296,658	—	(2,038,695)	1,172,011	53,332,696
Columbia Pacific/Asia Fund, Class I Shares	4,458,755	295,194	(384,855)	4,369,094	2,266,586	820,296	259,950	41,156,860
Columbia Select Large Cap Equity Fund, Class I Shares	5,657,911	125,861	(934,869)	4,848,903	624,705	(1,583,232)	805,812	60,853,736
Columbia Select Large Cap Growth Fund, Class I Shares	2,512,162	321,371	(272,779)	2,560,754	4,274,594	1,069,846	—	38,155,231
Columbia Select Large-Cap Value Fund, Class I Shares	1,602,773	115,914	(346,009)	1,372,678	2,224,838	3,207,271	468,663	32,697,189
Columbia Select Smaller-Cap Value Fund, Class I Shares	296,947	—	(296,947)	—	—	(2,893,328)	—	—
Columbia Short-Term Cash Fund, 0.662%	64,953,566	163,370,375	(135,085,039)	93,238,902	—	67	287,179	93,238,902
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	49

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Small Cap Growth Fund I, Class I Shares	272,768	4,382	(277,150)	—	—	(210,266)	—	—
Columbia Total Return Bond Fund, Class I Shares	21,757,049	1,041,634	(1,118,999)	21,679,684	3,000,517	471,980	5,713,860	194,683,559
Columbia U.S. Government Mortgage Fund, Class I Shares	18,285,464	565,903	(6,347,557)	12,503,810	465,749	(847,313)	2,367,395	67,395,536
Columbia U.S. Treasury Index Fund, Class I Shares	4,201,587	71,538	—	4,273,125	135,677	—	669,524	46,918,916
Total	223,464,785	177,137,527	(161,216,559)	239,385,753	24,637,501	8,803,400	31,588,357	1,488,816,174

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2017.
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CNY	China Yuan Renminbi
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
50	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
Fair value measurements  (continued)
•	Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Investment Funds	91,213,820	—	—	—	91,213,820
Common Stocks
Consumer Discretionary	2,840,710	943,554	—	—	3,784,264
Consumer Staples	804,859	670,247	—	—	1,475,106
Energy	732,157	657,841	—	—	1,389,998
Financials	4,803,600	1,418,072	—	—	6,221,672
Health Care	2,921,817	754,019	—	—	3,675,836
Industrials	3,299,950	1,094,131	—	—	4,394,081
Information Technology	3,921,304	844,567	—	—	4,765,871
Materials	1,076,454	805,321	—	—	1,881,775
Real Estate	1,669,854	277,149	—	—	1,947,003
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	51

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Portfolio, January 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Telecommunication Services	238,793	448,703	—	—	687,496
Utilities	803,654	247,551	—	—	1,051,205
Total Common Stocks	23,113,152	8,161,155	—	—	31,274,307
Equity Funds	658,055,049	—	—	—	658,055,049
Fixed-Income Funds	646,308,403	—	—	—	646,308,403
Preferred Stocks
Consumer Discretionary	—	26,465	—	—	26,465
Financials	199,423	—	—	—	199,423
Total Preferred Stocks	199,423	26,465	—	—	225,888
Money Market Funds	—	—	—	93,238,902	93,238,902
Total Investments	1,418,889,847	8,187,620	—	93,238,902	1,520,316,369
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	17,781	—	—	17,781
Futures Contracts	1,235,918	—	—	—	1,235,918
Swap Contracts	—	48,806	—	—	48,806
Liability
Forward Foreign Currency Exchange Contracts	—	(18,405)	—	—	(18,405)
Futures Contracts	(947,837)	—	—	—	(947,837)
Swap Contracts	—	(422,436)	—	—	(422,436)
Total	1,419,177,928	7,813,366	—	93,238,902	1,520,230,196
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
52	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Investment Funds 5.9%
	Shares	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares(a),(b)	1,144,206	12,632,030
Columbia Alternative Beta Fund, Class I Shares(a)	458,101	4,173,302
Columbia Commodity Strategy Fund, Class I Shares(a)	6,297,489	35,580,812
Columbia Diversified Absolute Return Fund, Class I Shares(a),(b)	2,730,823	25,888,203
Columbia Multi-Asset Income Fund, Class I Shares(a)	4,910,534	47,239,338
Total Alternative Investment Funds (Cost $128,314,519)		125,513,685

Common Stocks 1.5%
Issuer	Shares	Value ($)
Consumer Discretionary 0.2%
Auto Components —%
Cooper Tire & Rubber Co.	3,200	116,000
Cooper-Standard Holding, Inc.(b)	1,140	120,019
Dana, Inc.	3,295	66,362
Drew Industries, Inc.	1,920	210,720
Hyundai Mobis Co., Ltd.	225	46,808
Magna International, Inc.(b)	678	29,329
Superior Industries International, Inc.	4,400	101,420
Total		690,658
Automobiles —%
Fuji Heavy Industries Ltd.	2,800	112,045
Peugeot SA(b)	6,322	117,656
Suzuki Motor Corp.	2,800	108,060
Total		337,761
Diversified Consumer Services —%
Capella Education Co.	2,321	198,445
Hotels, Restaurants & Leisure 0.1%
Bloomin’ Brands, Inc.	4,800	82,128
Cheesecake Factory, Inc. (The)	3,400	204,884
Compass Group PLC	2,894	51,505
Denny’s Corp.(b)	1,570	19,107
Flight Centre Travel Group Ltd.	1,599	36,356
InterContinental Hotels Group PLC	541	25,122
Isle of Capri Casinos, Inc.(b)	4,430	105,478
Papa John’s International, Inc.	1,130	96,299
Common Stocks (continued)
Issuer	Shares	Value ($)
Pinnacle Entertainment, Inc.(b)	600	9,240
Ruth’s Hospitality Group, Inc.	9,005	154,436
Total		784,555
Household Durables —%
Arcelik AS	2,722	16,491
Electrolux AB, Class B	3,921	104,264
La-Z-Boy, Inc.	4,925	140,855
Persimmon PLC	524	12,763
Sony Corp.	900	27,250
Total		301,623
Media —%
Gannett Co., Inc.	14,700	141,414
New York Times Co. (The), Class A	13,520	182,520
Total		323,934
Multiline Retail —%
Big Lots, Inc.	3,575	178,750
Specialty Retail 0.1%
Aaron’s, Inc.(b)	3,450	106,743
Big 5 Sporting Goods Corp.	6,650	102,410
Children’s Place, Inc. (The)	2,080	201,760
Francesca’s Holdings Corp.(b)	9,400	163,936
Genesco, Inc.(b)	1,750	105,350
Pier 1 Imports, Inc.	18,200	132,314
Total		812,513
Textiles, Apparel & Luxury Goods —%
Movado Group, Inc.	6,225	169,009
Total Consumer Discretionary		3,797,248
Consumer Staples 0.1%
Beverages —%
Ambev SA	13,500	73,689
Food & Staples Retailing —%
Alimentation Couche-Tard, Inc., Class B	754	34,541
Casino Guichard Perrachon SA	190	10,245
Jeronimo Martins SGPS SA	4,195	71,003
Koninklijke Ahold Delhaize NV(b)	1,038	22,113
Loblaw Companies Ltd.	258	13,560
Metro AG	626	21,422
SpartanNash Co.	4,735	179,267

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	53

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
SUPERVALU, Inc.(b)	3,180	12,466
Wm Morrison Supermarkets PLC	4,483	13,365
Total		377,982
Food Products 0.1%
China Milk Products Group Ltd.(b),(c),(d)	322,000	0
Dean Foods Co.	10,180	202,175
Fresh Del Monte Produce, Inc.	625	35,781
Marine Harvest ASA	755	13,346
Sanderson Farms, Inc.	2,235	203,385
WH Group Ltd.	133,000	101,019
Total		555,706
Household Products —%
Reckitt Benckiser Group PLC	655	56,203
Personal Products —%
Usana Health Sciences, Inc.(b)	1,045	65,103
Tobacco —%
British American Tobacco PLC	873	53,888
Imperial Brands PLC	448	20,755
Swedish Match AB	2,575	83,834
Total		158,477
Total Consumer Staples		1,287,160
Energy 0.1%
Energy Equipment & Services —%
Archrock, Inc.	6,800	99,280
Atwood Oceanics, Inc.(b)	15,140	184,102
Seadrill Ltd.(b)	51,300	95,931
Total		379,313
Oil, Gas & Consumable Fuels 0.1%
China Petroleum & Chemical Corp., Class H	136,000	107,430
ENI SpA	341	5,243
Idemitsu Kosan Co., Ltd.	500	15,461
Lukoil PJSC	1,327	74,341
MOL Hungarian Oil and Gas NyRt	200	14,094
PDC Energy, Inc.(b)	2,690	198,899
Polski Koncern Naftowy Orlen SA	474	9,609
PTT PCL, Foreign Registered Shares	9,400	107,894
Repsol SA	1,637	24,263
REX American Resources Corp.(b)	2,107	174,944
Common Stocks (continued)
Issuer	Shares	Value ($)
SK Innovation Co., Ltd.	737	99,841
Western Refining, Inc.	1,700	59,517
Total		891,536
Total Energy		1,270,849
Financials 0.3%
Banks 0.1%
ABSA Group Ltd.	575	6,777
Banc of California, Inc.	12,150	191,970
Banco Latinoamericano de Comercio Exterior SA, Class E	4,900	133,280
Bank of China Ltd., Class H	234,000	105,982
Bank of Montreal(b)	1,122	84,871
Bank of Nova Scotia (The)(b)	2,049	122,444
BNP Paribas SA	344	22,006
BOC Hong Kong Holdings Ltd.	3,000	11,994
Canadian Imperial Bank of Commerce	1,300	110,704
Central Pacific Financial Corp.	6,440	201,765
China CITIC Bank Corp., Ltd., Class H	49,000	32,228
China Construction Bank Corp., Class H	27,000	20,017
Customers Bancorp, Inc.(b)	5,140	177,124
FCB Financial Holdings, Inc., Class A(b)	3,950	185,452
First BanCorp(b)	8,250	55,440
Fulton Financial Corp.	1,800	32,760
Hanmi Financial Corp.	900	29,835
Hilltop Holdings, Inc.(b)	5,100	139,638
HSBC Holdings PLC(b)	12,264	104,623
International Bancshares Corp.	5,390	199,969
Royal Bank of Canada	275	19,773
Societe Generale SA	2,537	124,028
Standard Bank Group Ltd.	4,396	46,952
Toronto-Dominion Bank (The)(b)	300	15,541
Wintrust Financial Corp.	1,485	106,326
Total		2,281,499
Capital Markets —%
Arlington Asset Investment Corp., Class A	11,190	167,514
KCG Holdings, Inc., Class A(b)	12,050	168,339
Piper Jaffray Companies(b)	2,475	174,487
Total		510,340

The accompanying Notes to Financial Statements are an integral part of this statement.
54	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance —%
Nelnet, Inc., Class A	3,750	183,863
Insurance 0.1%
Allianz SE, Registered Shares(b)	774	131,552
Ambac Financial Group, Inc.(b)	4,300	89,956
American Equity Investment Life Holding Co.	1,678	39,601
Assicurazioni Generali SpA	4,829	77,057
AXA SA	1,913	47,016
CNP Assurances	823	15,467
Heritage Insurance Holdings, Inc.	10,020	142,084
Legal & General Group PLC	7,871	23,343
Maiden Holdings Ltd.	8,410	149,277
NN Group NV	3,345	118,466
Swiss Re AG	1,077	100,644
Universal Insurance Holdings, Inc.	7,348	192,150
Total		1,126,613
Mortgage Real Estate Investment Trusts (REITS) —%
CYS Investments, Inc.	22,600	171,082
Invesco Mortgage Capital, Inc.	6,100	88,877
Redwood Trust, Inc.	3,100	48,050
Total		308,009
Thrifts & Mortgage Finance 0.1%
BofI Holding, Inc.(b)	7,085	209,008
Essent Group Ltd.(b)	6,600	228,162
Flagstar Bancorp, Inc.(b)	6,350	163,640
HomeStreet, Inc.(b)	5,590	146,458
Meta Financial Group, Inc.	490	43,047
MGIC Investment Corp.(b)	22,790	242,713
Radian Group, Inc.(b)	13,440	247,296
Walker & Dunlop, Inc.(b)	6,240	195,998
Washington Federal, Inc.	6,850	225,022
Total		1,701,344
Total Financials		6,111,668
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 0.2%
Biotechnology 0.1%
Alder Biopharmaceuticals, Inc.(b)	2,550	52,402
ARIAD Pharmaceuticals, Inc.(b)	2,415	57,525
Arrowhead Pharmaceuticals, Inc.(b)	11,890	23,067
bluebird bio, Inc.(b)	1,085	80,832
Coherus Biosciences, Inc.(b)	1,495	41,711
Dynavax Technologies Corp.(b)	4,095	16,790
Halozyme Therapeutics, Inc.(b)	3,575	41,291
Insys Therapeutics, Inc.(b)	5,220	53,453
Keryx Biopharmaceuticals, Inc.(b)	16,175	80,713
Kite Pharma, Inc.(b)	975	49,696
Ligand Pharmaceuticals, Inc.(b)	1,295	137,283
PTC Therapeutics, Inc.(b)	3,025	39,628
Puma Biotechnology, Inc.(b)	1,915	62,046
Ra Pharmaceuticals, Inc.(b)	2,258	35,993
Sage Therapeutics, Inc.(b)	985	47,260
Shire PLC(b)	454	25,277
Spark Therapeutics, Inc.(b)	1,820	114,769
TESARO, Inc.(b)	560	91,190
Total		1,050,926
Health Care Equipment & Supplies 0.1%
Analogic Corp.	770	59,791
Angiodynamics, Inc.(b)	8,300	133,588
Halyard Health, Inc.(b)	3,150	121,181
Masimo Corp.(b)	3,075	226,258
Natus Medical, Inc.(b)	875	34,169
OraSure Technologies, Inc.(b)	12,700	112,014
Orthofix International NV(b)	4,725	169,816
Total		856,817
Health Care Providers & Services —%
Chemed Corp.	195	32,387
Magellan Health, Inc.(b)	2,425	181,754
Molina Healthcare, Inc.(b)	3,081	174,754
Owens & Minor, Inc.	4,075	146,211
Sinopharm Group Co. Class H(b)	2,400	10,968
Triple-S Management Corp., Class B(b)	6,170	117,909
Total		663,983

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	55

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services —%
INC Research Holdings, Inc. Class A(b)	3,781	200,393
Pra Health Sciences, Inc.(b)	3,341	195,749
Total		396,142
Pharmaceuticals —%
Aerie Pharmaceuticals, Inc.(b)	2,790	122,481
Astellas Pharma, Inc.	500	6,711
Bayer AG, Registered Shares	152	16,884
Daiichi Sankyo Co., Ltd.	900	20,136
GlaxoSmithKline PLC	6,755	130,540
Jounce Therapeutics, Inc.(b)	2,895	47,999
Novo Nordisk A/S, Class B	1,815	65,186
Roche Holding AG, Genusschein Shares(b)	576	136,482
Sanofi	1,406	113,010
Supernus Pharmaceuticals, Inc.(b)	5,320	143,906
Total		803,335
Total Health Care		3,771,203
Industrials 0.2%
Aerospace & Defense —%
Curtiss-Wright Corp.	2,280	223,577
Air Freight & Logistics —%
Forward Air Corp.	275	13,252
Royal Mail PLC	4,259	22,119
Total		35,371
Airlines —%
Deutsche Lufthansa AG, Registered Shares	3,231	43,162
Hawaiian Holdings, Inc.(b)	4,000	203,800
Japan Airlines Co., Ltd.	2,700	85,976
Qantas Airways Ltd.	16,782	43,379
Total		376,317
Building Products 0.1%
Continental Building Product(b)	7,215	167,749
Gibraltar Industries, Inc.(b)	4,500	197,550
NCI Building Systems, Inc.(b)	3,350	53,600
Universal Forest Products, Inc.	1,875	190,706
Total		609,605
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies —%
ACCO Brands Corp.(b)	8,400	107,100
Brady Corp., Class A	4,225	153,579
Knoll, Inc.	1,350	35,249
Quad/Graphics, Inc.	6,650	174,163
Total		470,091
Construction & Engineering —%
ACS Actividades de Construccion y Servicios SA	1,079	33,255
Argan, Inc.	2,500	184,375
China Railway Construction Corp., Ltd., Class H(b)	42,000	58,275
Hyundai Development Co.	223	8,391
Leighton Holdings Ltd.	1,494	38,887
Shimizu Corp.	4,000	36,766
Skanska AB, Class B	2,802	68,509
Taisei Corp.	14,000	99,450
Total		527,908
Electrical Equipment —%
EnerSys	2,937	228,939
Generac Holdings, Inc.(b)	2,750	110,715
Prysmian SpA(b)	1,676	43,598
Total		383,252
Industrial Conglomerates —%
Hanwha Corp.	1,595	48,402
Siemens AG, Registered Shares	481	62,221
Total		110,623
Machinery 0.1%
Astec Industries, Inc.	825	57,734
Energy Recovery, Inc.(b)	15,900	162,816
Global Brass & Copper Holdings, Inc.(b)	5,000	165,750
Greenbrier Companies, Inc. (The)	4,550	199,062
KONE OYJ, Class B	129	5,832
Mueller Industries, Inc.	2,025	81,527
Wabash National Corp.(b)	12,130	214,094
Total		886,815
Professional Services —%
Huron Consulting Group, Inc.(b)	3,755	170,102
RPX Corp.(b)	15,570	169,090
Total		339,192

The accompanying Notes to Financial Statements are an integral part of this statement.
56	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail —%
ArcBest Corp.	5,690	179,804
Trading Companies & Distributors —%
Applied Industrial Technologies, Inc.	3,580	216,411
ITOCHU Corp.	4,500	61,991
Total		278,402
Total Industrials		4,420,957
Information Technology 0.2%
Electronic Equipment, Instruments & Components 0.1%
Benchmark Electronics, Inc.(b)	7,200	220,320
Hon Hai Precision Industry Co., Ltd.(b)	46,200	123,898
Methode Electronics, Inc.	3,000	126,150
Rogers Corp.(b)	2,330	186,284
Sanmina Corp.(b)	6,310	245,774
Scansource, Inc.(b)	3,225	127,549
TTM Technologies, Inc.(b)	12,500	185,375
Vishay Intertechnology, Inc.	11,500	190,900
Total		1,406,250
Internet Software & Services —%
Bankrate, Inc.(b)	3,000	32,700
EarthLink Holdings Corp.	25,525	163,615
j2 Global, Inc.(b)	2,900	243,049
Mixi, Inc.	2,700	117,143
RetailMeNot, Inc.(b)	15,130	136,927
Shutterstock, Inc.(b)	800	43,040
Total		736,474
IT Services —%
Cardtronics PLC, Class A(b)	4,050	221,049
Convergys Corp.	5,450	135,269
CSG Systems International, Inc.	2,650	128,260
EVERTEC, Inc.	9,923	169,187
Science Applications International Corp.	560	45,595
Sykes Enterprises, Inc.(b)	1,275	35,611
Travelport Worldwide Ltd.	3,900	56,004
Unisys Corp.(b)	6,800	87,380
Total		878,355
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc.(b)	16,545	155,688
Diodes, Inc.(b)	1,685	41,940
Entegris, Inc.(b)	10,440	195,750
Semtech Corp.(b)	6,000	197,700
Synaptics, Inc.(b)	3,374	190,226
Xcerra Corp.(b)	12,871	97,562
Total		878,866
Software —%
Aspen Technology, Inc.(b)	3,730	198,100
Barracuda Networks, Inc.(b)	2,600	61,074
CommVault Systems, Inc.(b)	3,425	168,167
Mentor Graphics Corp.	1,750	64,593
Oracle Corp. Japan	1,300	72,840
Progress Software Corp.(b)	2,500	70,050
Qualys, Inc.(b)	2,500	89,750
VASCO Data Security International, Inc.(b)	3,250	49,400
Total		773,974
Technology Hardware, Storage & Peripherals —%
Foxconn Technology Co., Ltd.	34,340	96,919
Inventec Co., Ltd.	32,000	24,067
Pegatron Corp.	29,000	69,835
Samsung Electronics Co., Ltd.	26	44,220
Seiko Epson Corp.	1,800	37,082
Total		272,123
Total Information Technology		4,946,042
Materials 0.1%
Chemicals 0.1%
Ferro Corp.(b)	11,500	162,610
Hyosung Corp.(b)	67	7,811
Innospec, Inc.	3,105	221,542
Mitsubishi Chemical Holdings Corp.	10,900	76,027
Rayonier Advanced Materials, Inc.	12,650	171,660
Sinopec Shanghai Petrochemical Co., Ltd.	88,000	54,491
Trinseo SA	3,370	218,207
Total		912,348
Containers & Packaging —%
Greif, Inc., Class A	3,125	179,938

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	57

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining —%
AngloGold Ashanti Ltd.(b)	908	11,448
Eregli Demir ve Celik Fabrikalari TAS	43,661	67,230
Fortescue Metals Group Ltd.	17,853	90,341
Materion Corp.	1,705	67,007
Rio Tinto PLC	3,162	140,086
Schnitzer Steel Industries, Inc., Class A	6,800	160,820
Sibanye Gold Ltd.	5,612	12,611
Total		549,543
Paper & Forest Products —%
UPM-Kymmene OYJ	4,477	101,538
Total Materials		1,743,367
Real Estate 0.1%
Equity Real Estate Investment Trusts (REITS) 0.1%
Ashford Hospitality Prime, Inc.	2,450	32,928
CBL & Associates Properties, Inc.	16,800	182,280
CorEnergy Infrastructure Trust, Inc.	3,043	109,244
DuPont Fabros Technology, Inc.	1,550	73,594
Government Properties Income Trust	1,900	36,594
LaSalle Hotel Properties	3,300	99,561
Lexington Realty Trust	18,700	200,464
PS Business Parks, Inc.	1,696	190,020
Ramco-Gershenson Properties Trust	1,900	30,894
RLJ Lodging Trust	2,755	63,943
Ryman Hospitality Properties, Inc.	3,000	183,540
Sabra Health Care REIT, Inc.	1,000	25,400
Select Income REIT	6,800	170,068
STAG Industrial, Inc.	1,950	45,123
Summit Hotel Properties, Inc.	13,100	207,373
Washington Prime Group, Inc.	18,800	181,420
Xenia Hotels & Resorts, Inc.	1,500	27,525
Total		1,859,971
Real Estate Management & Development —%
China Vanke Co., Ltd., Class H	11,000	27,904
Guangzhou R&F Properties Co., Ltd., Class H	72,000	92,347
Wheelock & Co., Ltd.	12,009	72,990
Total		193,241
Total Real Estate		2,053,212
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services —%
Diversified Telecommunication Services —%
China Communications Services Corp., Ltd., Class H	22,000	14,955
General Communication, Inc., Class A(b)	7,990	160,759
Nippon Telegraph & Telephone Corp.	2,400	106,014
Telenor ASA	5,162	81,735
Windstream Holdings, Inc.	12,900	104,232
Total		467,695
Wireless Telecommunication Services —%
Global Telecom Holding SAE(b)	177,180	66,197
NTT DoCoMo, Inc.	1,900	45,429
Total		111,626
Total Telecommunication Services		579,321
Utilities —%
Electric Utilities —%
IDACORP, Inc.	60	4,801
Korea Electric Power Corp.	2,146	78,593
Portland General Electric Co.	120	5,233
Transmissora Alianca de Energia Eletrica SA	6,300	42,905
Total		131,532
Gas Utilities —%
Chesapeake Utilities Corp.	2,275	148,785
Northwest Natural Gas Co.	1,915	112,794
Southwest Gas Corp.	2,800	225,596
Total		487,175
Independent Power and Renewable Electricity Producers —%
Ormat Technologies, Inc.	2,750	147,675
Multi-Utilities —%
E.ON SE	12,202	93,993
Water Utilities —%
SJW Corp.	3,585	179,609
Total Utilities		1,039,984
Total Common Stocks (Cost $27,891,763)		31,021,011

The accompanying Notes to Financial Statements are an integral part of this statement.
58	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
Equity Funds 55.7%
	Shares	Value ($)
International 16.5%
Columbia Emerging Markets Fund, Class I Shares(a),(b)	10,936,948	110,244,434
Columbia European Equity Fund, Class I Shares(a)	11,039,188	67,118,261
Columbia Overseas Value Fund, Class I Shares(a)	11,780,932	99,784,496
Columbia Pacific/Asia Fund, Class I Shares(a)	7,855,521	73,999,007
Total		351,146,198
U.S. Large Cap 37.9%
Columbia Contrarian Core Fund, Class I Shares(a)	5,538,551	126,832,827
Columbia Disciplined Core Fund, Class I Shares(a)	12,173,141	126,478,937
Columbia Disciplined Growth Fund, Class I Shares(a)	10,209,743	87,395,402
Columbia Disciplined Value Fund, Class I Shares(a)	17,188,273	168,273,193
Columbia Large Cap Growth Fund, Class I Shares(a)	1,775,975	63,402,290
Columbia Select Large Cap Equity Fund, Class I Shares(a)	7,525,844	94,449,340
Columbia Select Large Cap Growth Fund, Class I Shares(a),(b)	4,948,254	73,728,979
Columbia Select Large-Cap Value Fund, Class I Shares(a)	2,665,211	63,485,324
Total		804,046,292
U.S. Small Cap 1.3%
Columbia Disciplined Small Core Fund, Class I Shares(a)	1,093,755	10,445,362
Columbia Select Smaller-Cap Value Fund, Class I Shares(a),(b)	302,708	6,305,405
Columbia Small Cap Growth Fund I, Class I Shares(a),(b)	570,788	10,565,293
Total		27,316,060
Total Equity Funds (Cost $1,076,993,342)		1,182,508,550

Fixed-Income Funds 24.5%

Emerging Markets 1.2%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	2,339,511	26,530,051
High Yield 7.6%
Columbia High Yield Bond Fund, Class I Shares(a)	20,742,021	60,774,121
Columbia Income Opportunities Fund, Class I Shares(a)	10,242,330	100,989,373
Total		161,763,494
Fixed-Income Funds (continued)
	Shares	Value ($)
Inflation Protected Securities 0.5%
Columbia Inflation Protected Securities Fund, Class I Shares(a),(b)	1,097,533	10,360,714
Investment Grade 15.2%
Columbia Corporate Income Fund, Class I Shares(a)	16,421,977	164,548,210
Columbia Mortgage Opportunities Fund, Class I Shares(a)	1,906,382	18,777,862
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	22,484,505	121,191,484
Columbia U.S. Treasury Index Fund, Class I Shares(a)	1,573,968	17,282,165
Total		321,799,721
Total Fixed-Income Funds (Cost $525,710,563)		520,453,980

Preferred Stocks —%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Schaeffler AG	—	1,138	18,454
Total Consumer Discretionary			18,454
Financials —%
Banks —%
Banco Bradesco SA(b)	—	12,223	126,842
Itau Unibanco Holding SA(b)	—	1,031	12,184
Total			139,026
Total Financials			139,026
Total Preferred Stocks (Cost $136,049)			157,480

Money Market Funds 11.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.662%(a),(e)	250,600,424	250,600,425
Total Money Market Funds (Cost $250,600,603)		250,600,425
Total Investments (Cost: $2,009,646,839)		2,110,255,131
Other Assets & Liabilities, Net		11,831,117
Net Assets		2,122,086,248

At January 31, 2017, securities and/or cash totaling $14,931,030 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	59

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
Investments in derivatives
Forward foreign currency exchange contracts open at January 31, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
Citi	02/22/2017	313,000 BRL	96,838 USD	—	(2,022)
Citi	02/22/2017	662,000 CNY	95,803 USD	—	(357)
Citi	02/22/2017	1,111,000 EGP	58,814 USD	432	—
Citi	02/22/2017	142,332,000 KRW	120,730 USD	—	(2,504)
Citi	02/22/2017	433,000 NOK	50,941 USD	—	(1,564)
Citi	02/22/2017	1,085,000 SEK	121,486 USD	—	(2,654)
Citi	02/22/2017	2,489,000 THB	70,155 USD	—	(523)
Citi	02/22/2017	122,000 TRY	31,878 USD	—	(290)
Citi	02/22/2017	4,040,000 TWD	127,766 USD	—	(1,769)
Citi	02/22/2017	127,573 USD	170,000 AUD	1,298	—
Citi	02/22/2017	146,221 USD	147,000 CHF	2,469	—
Citi	02/22/2017	25,716 USD	24,000 EUR	210	—
Citi	02/22/2017	141,121 USD	115,000 GBP	3,595	—
Citi	02/22/2017	38,369 USD	513,614,000 IDR	50	—
Citi	02/22/2017	25,644 USD	98,000 ILS	365	—
Citi	02/22/2017	121,351 USD	8,322,000 INR	1,480	—
Citi	02/22/2017	56,535 USD	6,482,000 JPY	902	—
Citi	02/22/2017	53,261 USD	1,116,000 MXN	113	—
Citi	02/22/2017	38,460 USD	172,000 MYR	324	—
Citi	02/22/2017	57,419 USD	82,000 SGD	773	—
Citi	02/22/2017	25,436 USD	349,000 ZAR	379	—
Total				12,390	(11,683)
Futures contracts outstanding at January 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
Mini MSCI EAFE Index	155	USD	13,395,100	03/2017	54,649	—
Mini MSCI Emerging Markets Index	269	USD	12,308,095	03/2017	488,902	—
Russell 2000 Mini	3	USD	203,925	03/2017	—	(4,160)
Russell 2000 Mini	421	USD	28,617,475	03/2017	—	(573,259)
S&P 500 E-mini	1,167	USD	132,717,075	03/2017	1,162,971	—
S&P Mid 400 E-mini	174	USD	29,327,700	03/2017	—	(94,390)
TOPIX Index	176	JPY	23,646,444	03/2017	—	(392,833)
U.S. Long Bond	217	USD	32,733,094	03/2017	—	(215,424)
U.S. Treasury 10-Year Note	13	USD	1,618,094	03/2017	—	(5,609)
U.S. Treasury 5-Year Note	610	USD	71,898,985	03/2017	—	(220,317)
Total			346,465,987		1,706,522	(1,505,992)

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
EURO STOXX 50	(332)	EUR	(11,590,459)	03/2017	—	(159,035)
FTSE 100 Index	(124)	GBP	(10,990,410)	03/2017	—	(343,603)
U.S. Ultra Bond	(66)	USD	(10,605,375)	03/2017	86,493	—
Total			(33,186,244)		86,493	(502,638)
The accompanying Notes to Financial Statements are an integral part of this statement.
60	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
Cleared credit default swap contracts outstanding at January 31, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 26	06/20/2021	5.000	USD	10,647,000	—	(544,593)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 27	12/20/2021	1.000	USD	12,500,000	—	(40,628)
Total						—	(585,221)
Credit default swap contracts outstanding at January 31, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)	Notional currency	Notional amount ($)	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(4,769,231)	(289,990)	5,697	—	(306,905)	22,612	—
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(9,538,461)	(579,979)	11,393	—	(618,439)	49,853	—
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(8,942,308)	(543,731)	10,681	—	(583,259)	50,209	—
Total									—	(1,508,603)	122,674	—
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	1,180,421	33,799	(70,014)	1,144,206	346,645	50,964	—	12,632,030
Columbia Alternative Beta Fund, Class I Shares	455,212	2,889	—	458,101	—	—	26,120	4,173,302
Columbia Commodity Strategy Fund, Class I Shares	—	6,310,938	(13,449)	6,297,489	—	(3,025)	—	35,580,812
Columbia Contrarian Core Fund, Class I Shares	6,550,052	103,570	(1,115,071)	5,538,551	987,035	8,627,736	1,377,855	126,832,827
Columbia Corporate Income Fund, Class I Shares	17,929,057	567,662	(2,074,742)	16,421,977	—	93,719	5,291,287	164,548,210
Columbia Disciplined Core Fund, Class I Shares	13,599,425	199,443	(1,625,727)	12,173,141	—	6,747,758	2,061,080	126,478,937
Columbia Disciplined Growth Fund, Class I Shares	11,052,283	633,998	(1,476,538)	10,209,743	4,551,518	526,214	795,568	87,395,402
Columbia Disciplined Small Core Fund, Class I Shares	936,359	371,829	(214,433)	1,093,755	3,427,740	(1,089,083)	59,634	10,445,362
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	61

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Disciplined Value Fund, Class I Shares	20,187,972	332,362	(3,332,061)	17,188,273	—	61,446	3,257,791	168,273,193
Columbia Diversified Absolute Return Fund, Class I Shares	3,841,332	4,435	(1,114,944)	2,730,823	—	(472,012)	—	25,888,203
Columbia Emerging Markets Bond Fund, Class I Shares	2,650,301	83,908	(394,698)	2,339,511	—	(118,154)	859,282	26,530,051
Columbia Emerging Markets Fund, Class I Shares	6,820,687	4,212,260	(95,999)	10,936,948	—	(91,529)	—	110,244,434
Columbia European Equity Fund, Class I Shares	14,773,787	323,714	(4,058,313)	11,039,188	—	1,756,891	1,850,103	67,118,261
Columbia High Yield Bond Fund, Class I Shares	22,409,071	1,136,353	(2,803,403)	20,742,021	—	60,746	3,233,840	60,774,121
Columbia Income Opportunities Fund, Class I Shares	13,298,788	582,694	(3,639,152)	10,242,330	—	538,118	5,549,268	100,989,373
Columbia Inflation Protected Securities Fund, Class I Shares	1,221,538	2,384	(126,389)	1,097,533	—	(15,617)	—	10,360,714
Columbia Large Cap Growth Fund, Class I Shares	2,014,851	35,797	(274,673)	1,775,975	834,456	4,579,929	370,241	63,402,290
Columbia Mortgage Opportunities Fund, Class I Shares	1,981,065	99,652	(174,335)	1,906,382	236,689	(40,533)	707,713	18,777,862
Columbia Multi-Advisor Small Cap Value Fund, Class I Shares	2,374,784	2,636	(2,377,420)*	—	—	2,438,375	—	—
Columbia Multi-Asset Income Fund, Class I Shares	3,771,025	1,139,509	—	4,910,534	—	—	2,205,158	47,239,338
Columbia Overseas Value Fund, Class I Shares	13,720,887	271,865	(2,211,820)	11,780,932	—	(272,997)	2,183,645	99,784,496
Columbia Pacific/Asia Fund, Class I Shares	8,113,224	526,396	(784,099)	7,855,521	3,991,750	1,871,526	460,151	73,999,007
Columbia Select Large Cap Equity Fund, Class I Shares	8,762,886	182,218	(1,419,260)	7,525,844	960,073	(2,103,974)	1,237,440	94,449,340
Columbia Select Large Cap Growth Fund, Class I Shares	4,922,157	588,978	(562,881)	4,948,254	8,072,861	1,542,020	—	73,728,979
Columbia Select Large-Cap Value Fund, Class I Shares	3,249,854	218,835	(803,478)	2,665,211	4,312,175	7,793,975	908,361	63,485,324
Columbia Select Smaller-Cap Value Fund, Class I Shares	416,654	16,545	(130,491)	302,708	340,356	(370,492)	—	6,305,405
Columbia Short-Term Cash Fund, 0.662%	227,930,997	274,603,653	(251,934,226)	250,600,424	—	147	1,018,838	250,600,425
The accompanying Notes to Financial Statements are an integral part of this statement.
62	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Small Cap Growth Fund I, Class I Shares	615,713	48,156	(93,081)	570,788	857,586	(848,850)	—	10,565,293
Columbia U.S. Government Mortgage Fund, Class I Shares	28,038,937	866,815	(6,421,247)	22,484,505	701,033	(634,434)	3,610,190	121,191,484
Columbia U.S. Treasury Index Fund, Class I Shares	1,637,558	32,688	(96,278)	1,573,968	49,833	(35,314)	248,109	17,282,165
Total	444,456,877	293,535,981	(289,438,222)	448,554,636	29,669,750	30,593,550	37,311,674	2,079,076,640

*	Includes the effect of underlying fund reorganization.

(b)	Non-income producing investment.
(c)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At January 31, 2017, the value of these securities amounted to $0, which represents less than 0.01% of net assets.
(d)	Negligible market value.
(e)	The rate shown is the seven-day current annualized yield at January 31, 2017.
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
CNY	China Yuan Renminbi
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	63

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
Fair value measurements  (continued)
pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Investment Funds	125,513,685	—	—	—	125,513,685
Common Stocks
Consumer Discretionary	3,138,928	658,320	—	—	3,797,248
Consumer Staples	819,967	467,193	0*	—	1,287,160
Energy	812,673	458,176	—	—	1,270,849
Financials	5,123,516	988,152	—	—	6,111,668
Health Care	3,246,009	525,194	—	—	3,771,203
Industrials	3,660,744	760,213	—	—	4,420,957
Information Technology	4,360,038	586,004	—	—	4,946,042
The accompanying Notes to Financial Statements are an integral part of this statement.
64	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio, January 31, 2017
Fair value measurements  (continued)
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Materials	1,181,784	561,583	—	—	1,743,367
Real Estate	1,859,971	193,241	—	—	2,053,212
Telecommunication Services	264,991	314,330	—	—	579,321
Utilities	867,398	172,586	—	—	1,039,984
Total Common Stocks	25,336,019	5,684,992	0*	—	31,021,011
Equity Funds	1,182,508,550	—	—	—	1,182,508,550
Fixed-Income Funds	520,453,980	—	—	—	520,453,980
Preferred Stocks
Consumer Discretionary	—	18,454	—	—	18,454
Financials	139,026	—	—	—	139,026
Total Preferred Stocks	139,026	18,454	—	—	157,480
Money Market Funds	—	—	—	250,600,425	250,600,425
Total Investments	1,853,951,260	5,703,446	0*	250,600,425	2,110,255,131
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	12,390	—	—	12,390
Futures Contracts	1,793,015	—	—	—	1,793,015
Swap Contracts	—	122,674	—	—	122,674
Liability
Forward Foreign Currency Exchange Contracts	—	(11,683)	—	—	(11,683)
Futures Contracts	(2,008,630)	—	—	—	(2,008,630)
Swap Contracts	—	(585,221)	—	—	(585,221)
Total	1,853,735,645	5,241,606	0*	250,600,425	2,109,577,676

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain common stock classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, the halt price of the security, the movement in observed market prices for other securities from the issuer, the movement in certain foreign or domestic market indices, and the position of the security within the respective company’s capital structure. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	65

Portfolio of Investments
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
(Percentages represent value of investments compared to net assets)
Alternative Investment Funds 5.9%
	Shares	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares(a),(b)	182,646	2,016,415
Columbia Alternative Beta Fund, Class I Shares(a)	458,101	4,173,302
Columbia Commodity Strategy Fund, Class I Shares(a)	2,253,467	12,732,086
Columbia Diversified Absolute Return Fund, Class I Shares(a),(b)	759,504	7,200,097
Columbia Multi-Asset Income Fund, Class I Shares(a)	1,415,801	13,620,010
Total Alternative Investment Funds (Cost $40,930,069)		39,741,910

Common Stocks 2.7%
Issuer	Shares	Value ($)
Consumer Discretionary 0.3%
Auto Components 0.1%
Cooper Tire & Rubber Co.	1,414	51,257
Cooper-Standard Holding, Inc.(b)	505	53,166
Dana, Inc.	1,460	29,404
Drew Industries, Inc.	840	92,190
Hyundai Mobis Co., Ltd.	266	55,338
Magna International, Inc.(b)	803	34,737
Superior Industries International, Inc.	1,955	45,063
Total		361,155
Automobiles 0.1%
Fuji Heavy Industries Ltd.	3,300	132,053
Peugeot SA(b)	7,487	139,338
Suzuki Motor Corp.	3,300	127,356
Total		398,747
Diversified Consumer Services —%
Capella Education Co.	1,031	88,151
Hotels, Restaurants & Leisure 0.1%
Bloomin’ Brands, Inc.	2,125	36,359
Cheesecake Factory, Inc. (The)	1,510	90,993
Compass Group PLC	3,434	61,115
Denny’s Corp.(b)	725	8,823
Flight Centre Travel Group Ltd.	1,893	43,041
InterContinental Hotels Group PLC	640	29,719
Isle of Capri Casinos, Inc.(b)	1,965	46,787
Papa John’s International, Inc.	505	43,036
Common Stocks (continued)
Issuer	Shares	Value ($)
Pinnacle Entertainment, Inc.(b)	300	4,620
Ruth’s Hospitality Group, Inc.	3,996	68,531
Total		433,024
Household Durables —%
Arcelik AS	3,224	19,533
Electrolux AB, Class B	4,643	123,462
La-Z-Boy, Inc.	2,175	62,205
Persimmon PLC	621	15,125
Sony Corp.	1,100	33,306
Total		253,631
Media —%
Gannett Co., Inc.	6,550	63,011
New York Times Co. (The), Class A	5,995	80,933
Total		143,944
Multiline Retail —%
Big Lots, Inc.	1,580	79,000
Specialty Retail —%
Aaron’s, Inc.(b)	1,550	47,957
Big 5 Sporting Goods Corp.	2,975	45,815
Children’s Place, Inc. (The)	925	89,725
Francesca’s Holdings Corp.(b)	4,175	72,812
Genesco, Inc.(b)	770	46,354
Pier 1 Imports, Inc.	8,030	58,378
Total		361,041
Textiles, Apparel & Luxury Goods —%
Movado Group, Inc.	2,765	75,070
Total Consumer Discretionary		2,193,763
Consumer Staples 0.1%
Beverages —%
Ambev SA	15,988	87,269
Food & Staples Retailing —%
Alimentation Couche-Tard, Inc., Class B	893	40,908
Casino Guichard Perrachon SA	225	12,133
Jeronimo Martins SGPS SA	4,967	84,069
Koninklijke Ahold Delhaize NV(b)	1,229	26,182
Loblaw Companies Ltd.	306	16,082
Metro AG	741	25,358
SpartanNash Co.	2,100	79,506

The accompanying Notes to Financial Statements are an integral part of this statement.
66	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
SUPERVALU, Inc.(b)	1,430	5,606
Wm Morrison Supermarkets PLC	5,311	15,834
Total		305,678
Food Products 0.1%
Dean Foods Co.	4,583	91,018
Fresh Del Monte Produce, Inc.	270	15,458
Marine Harvest ASA	894	15,803
Sanderson Farms, Inc.	995	90,545
WH Group Ltd.	157,500	119,628
Total		332,452
Household Products —%
Reckitt Benckiser Group PLC	776	66,585
Personal Products —%
Usana Health Sciences, Inc.(b)	460	28,658
Tobacco —%
British American Tobacco PLC	1,034	63,826
Imperial Brands PLC	530	24,554
Swedish Match AB	3,055	99,461
Total		187,841
Total Consumer Staples		1,008,483
Energy 0.1%
Energy Equipment & Services —%
Archrock, Inc.	3,000	43,800
Atwood Oceanics, Inc.(b)	6,715	81,654
Seadrill Ltd.(b)	22,800	42,636
Total		168,090
Oil, Gas & Consumable Fuels 0.1%
China Petroleum & Chemical Corp., Class H	162,000	127,968
ENI SpA	404	6,212
Idemitsu Kosan Co., Ltd.	600	18,553
Lukoil PJSC	1,571	88,010
MOL Hungarian Oil and Gas NyRt	237	16,702
PDC Energy, Inc.(b)	1,195	88,358
Polski Koncern Naftowy Orlen SA	561	11,372
PTT PCL, Foreign Registered Shares	11,100	127,406
Repsol SA	1,939	28,739
REX American Resources Corp.(b)	924	76,720
Common Stocks (continued)
Issuer	Shares	Value ($)
SK Innovation Co., Ltd.	874	118,401
Western Refining, Inc.	755	26,433
Total		734,874
Total Energy		902,964
Financials 0.5%
Banks 0.3%
ABSA Group Ltd.	681	8,026
Banc of California, Inc.	5,398	85,288
Banco Latinoamericano de Comercio Exterior SA, Class E	2,185	59,432
Bank of China Ltd., Class H	277,000	125,458
Bank of Montreal(b)	1,328	100,453
Bank of Nova Scotia (The)(b)	2,426	144,973
BNP Paribas SA	407	26,037
BOC Hong Kong Holdings Ltd.	3,500	13,993
Canadian Imperial Bank of Commerce	1,600	136,251
Central Pacific Financial Corp.	2,815	88,194
China CITIC Bank Corp., Ltd., Class H	58,000	38,147
China Construction Bank Corp., Class H	32,000	23,724
Customers Bancorp, Inc.(b)	2,291	78,948
FCB Financial Holdings, Inc., Class A(b)	1,750	82,162
First BanCorp(b)	3,385	22,747
Fulton Financial Corp.	800	14,560
Hanmi Financial Corp.	410	13,592
Hilltop Holdings, Inc.(b)	2,275	62,290
HSBC Holdings PLC(b)	14,522	123,886
International Bancshares Corp.	2,395	88,854
Royal Bank of Canada	326	23,439
Societe Generale SA	3,004	146,858
Standard Bank Group Ltd.	5,204	55,581
Toronto-Dominion Bank (The)(b)	400	20,722
Wintrust Financial Corp.	660	47,256
Total		1,630,871
Capital Markets —%
Arlington Asset Investment Corp., Class A	4,985	74,625
KCG Holdings, Inc., Class A(b)	5,345	74,670
Piper Jaffray Companies(b)	1,100	77,550
Total		226,845

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	67

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Finance —%
Nelnet, Inc., Class A	1,665	81,635
Insurance 0.1%
Allianz SE, Registered Shares(b)	916	155,687
Ambac Financial Group, Inc.(b)	1,925	40,271
American Equity Investment Life Holding Co.	757	17,865
Assicurazioni Generali SpA	5,719	91,259
AXA SA	2,265	55,667
CNP Assurances	975	18,323
Heritage Insurance Holdings, Inc.	4,470	63,385
Legal & General Group PLC	9,325	27,655
Maiden Holdings Ltd.	3,750	66,563
NN Group NV	3,960	140,247
Swiss Re AG	1,275	119,147
Universal Insurance Holdings, Inc.	3,306	86,452
Total		882,521
Mortgage Real Estate Investment Trusts (REITS) —%
CYS Investments, Inc.	10,000	75,700
Invesco Mortgage Capital, Inc.	2,700	39,339
Redwood Trust, Inc.	1,350	20,925
Total		135,964
Thrifts & Mortgage Finance 0.1%
BofI Holding, Inc.(b)	3,140	92,630
Essent Group Ltd.(b)	2,925	101,117
Flagstar Bancorp, Inc.(b)	2,825	72,800
HomeStreet, Inc.(b)	2,475	64,845
Meta Financial Group, Inc.	220	19,327
MGIC Investment Corp.(b)	10,135	107,938
Radian Group, Inc.(b)	5,965	109,756
Walker & Dunlop, Inc.(b)	2,770	87,006
Washington Federal, Inc.	3,045	100,028
Total		755,447
Total Financials		3,713,283
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 0.3%
Biotechnology 0.1%
Alder Biopharmaceuticals, Inc.(b)	1,125	23,119
ARIAD Pharmaceuticals, Inc.(b)	1,075	25,606
Arrowhead Pharmaceuticals, Inc.(b)	5,280	10,243
bluebird bio, Inc.(b)	460	34,270
Coherus Biosciences, Inc.(b)	665	18,553
Dynavax Technologies Corp.(b)	1,825	7,483
Halozyme Therapeutics, Inc.(b)	1,590	18,364
Insys Therapeutics, Inc.(b)	2,325	23,808
Keryx Biopharmaceuticals, Inc.(b)	7,180	35,828
Kite Pharma, Inc.(b)	435	22,172
Ligand Pharmaceuticals, Inc.(b)	575	60,956
PTC Therapeutics, Inc.(b)	1,345	17,620
Puma Biotechnology, Inc.(b)	850	27,540
Ra Pharmaceuticals, Inc.(b)	1,002	15,972
Sage Therapeutics, Inc.(b)	445	21,351
Shire PLC(b)	538	29,954
Spark Therapeutics, Inc.(b)	805	50,763
TESARO, Inc.(b)	240	39,082
Total		482,684
Health Care Equipment & Supplies 0.1%
Analogic Corp.	340	26,401
Angiodynamics, Inc.(b)	3,700	59,551
Halyard Health, Inc.(b)	1,400	53,858
Masimo Corp.(b)	1,365	100,437
Natus Medical, Inc.(b)	390	15,230
OraSure Technologies, Inc.(b)	5,650	49,833
Orthofix International NV(b)	2,100	75,474
Total		380,784
Health Care Providers & Services —%
Chemed Corp.	85	14,117
Magellan Health, Inc.(b)	1,080	80,946
Molina Healthcare, Inc.(b)	1,360	77,139
Owens & Minor, Inc.	1,810	64,943
Sinopharm Group Co. Class H(b)	2,800	12,796
Triple-S Management Corp., Class B(b)	2,745	52,457
Total		302,398

The accompanying Notes to Financial Statements are an integral part of this statement.
68	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Life Sciences Tools & Services —%
INC Research Holdings, Inc. Class A(b)	1,680	89,040
Pra Health Sciences, Inc.(b)	1,485	87,006
Total		176,046
Pharmaceuticals 0.1%
Aerie Pharmaceuticals, Inc.(b)	1,240	54,436
Astellas Pharma, Inc.	600	8,053
Bayer AG, Registered Shares	180	19,994
Daiichi Sankyo Co., Ltd.	1,100	24,610
GlaxoSmithKline PLC	7,997	154,542
Jounce Therapeutics, Inc.(b)	1,287	21,339
Novo Nordisk A/S, Class B	2,149	77,182
Roche Holding AG, Genusschein Shares(b)	682	161,599
Sanofi	1,666	133,907
Supernus Pharmaceuticals, Inc.(b)	2,365	63,973
Total		719,635
Total Health Care		2,061,547
Industrials 0.4%
Aerospace & Defense —%
Curtiss-Wright Corp.	1,015	99,531
Air Freight & Logistics —%
Forward Air Corp.	120	5,783
Royal Mail PLC	5,042	26,185
Total		31,968
Airlines 0.1%
Deutsche Lufthansa AG, Registered Shares	3,825	51,097
Hawaiian Holdings, Inc.(b)	1,775	90,436
Japan Airlines Co., Ltd.	3,200	101,898
Qantas Airways Ltd.	19,874	51,371
Total		294,802
Building Products 0.1%
Continental Building Product(b)	3,190	74,167
Gibraltar Industries, Inc.(b)	1,970	86,483
NCI Building Systems, Inc.(b)	1,500	24,000
Universal Forest Products, Inc.	835	84,928
Total		269,578
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies —%
ACCO Brands Corp.(b)	3,750	47,813
Brady Corp., Class A	1,880	68,338
Knoll, Inc.	600	15,666
Quad/Graphics, Inc.	2,950	77,260
Total		209,077
Construction & Engineering 0.1%
ACS Actividades de Construccion y Servicios SA	1,278	39,389
Argan, Inc.	1,110	81,862
China Railway Construction Corp., Ltd., Class H(b)	50,000	69,375
Hyundai Development Co.	264	9,934
Leighton Holdings Ltd.	1,769	46,045
Shimizu Corp.	5,000	45,957
Skanska AB, Class B	3,318	81,125
Taisei Corp.	17,000	120,761
Total		494,448
Electrical Equipment —%
EnerSys	1,310	102,114
Generac Holdings, Inc.(b)	1,230	49,520
Prysmian SpA(b)	1,984	51,610
Total		203,244
Industrial Conglomerates —%
Hanwha Corp.	1,889	57,324
Siemens AG, Registered Shares	570	73,734
Total		131,058
Machinery 0.1%
Astec Industries, Inc.	360	25,193
Energy Recovery, Inc.(b)	7,100	72,704
Global Brass & Copper Holdings, Inc.(b)	2,220	73,593
Greenbrier Companies, Inc. (The)	2,030	88,813
KONE OYJ, Class B	153	6,917
Mueller Industries, Inc.	895	36,033
Wabash National Corp.(b)	5,390	95,133
Total		398,386
Professional Services —%
Huron Consulting Group, Inc.(b)	1,670	75,651
RPX Corp.(b)	6,920	75,151
Total		150,802

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	69

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail —%
ArcBest Corp.	2,530	79,948
Trading Companies & Distributors —%
Applied Industrial Technologies, Inc.	1,590	96,116
ITOCHU Corp.	5,300	73,012
Total		169,128
Total Industrials		2,531,970
Information Technology 0.4%
Electronic Equipment, Instruments & Components 0.1%
Benchmark Electronics, Inc.(b)	3,175	97,155
Hon Hai Precision Industry Co., Ltd.(b)	55,000	147,498
Methode Electronics, Inc.	1,330	55,927
Rogers Corp.(b)	1,035	82,748
Sanmina Corp.(b)	2,800	109,060
Scansource, Inc.(b)	1,430	56,557
TTM Technologies, Inc.(b)	5,550	82,306
Vishay Intertechnology, Inc.	5,075	84,245
Total		715,496
Internet Software & Services 0.1%
Bankrate, Inc.(b)	1,300	14,170
EarthLink Holdings Corp.	11,120	71,279
j2 Global, Inc.(b)	1,283	107,528
Mixi, Inc.	3,200	138,836
RetailMeNot, Inc.(b)	6,692	60,563
Shutterstock, Inc.(b)	360	19,368
Total		411,744
IT Services 0.1%
Cardtronics PLC, Class A(b)	1,800	98,244
Convergys Corp.	2,425	60,189
CSG Systems International, Inc.	1,180	57,112
EVERTEC, Inc.	4,415	75,276
Science Applications International Corp.	250	20,355
Sykes Enterprises, Inc.(b)	565	15,780
Travelport Worldwide Ltd.	1,750	25,130
Unisys Corp.(b)	3,025	38,871
Total		390,957
Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment —%
Amkor Technology, Inc.(b)	7,320	68,881
Diodes, Inc.(b)	745	18,543
Entegris, Inc.(b)	4,625	86,719
Semtech Corp.(b)	2,675	88,141
Synaptics, Inc.(b)	1,496	84,344
Xcerra Corp.(b)	5,727	43,411
Total		390,039
Software 0.1%
Aspen Technology, Inc.(b)	1,655	87,897
Barracuda Networks, Inc.(b)	1,150	27,014
CommVault Systems, Inc.(b)	1,520	74,632
Mentor Graphics Corp.	785	28,974
Oracle Corp. Japan	1,500	84,046
Progress Software Corp.(b)	1,125	31,522
Qualys, Inc.(b)	1,110	39,849
VASCO Data Security International, Inc.(b)	1,425	21,660
Total		395,594
Technology Hardware, Storage & Peripherals —%
Foxconn Technology Co., Ltd.	40,400	114,023
Inventec Co., Ltd.	38,000	28,580
Pegatron Corp.	34,000	81,875
Samsung Electronics Co., Ltd.	31	52,724
Seiko Epson Corp.	2,100	43,262
Total		320,464
Total Information Technology		2,624,294
Materials 0.2%
Chemicals 0.1%
Ferro Corp.(b)	5,125	72,468
Hyosung Corp.(b)	79	9,210
Innospec, Inc.	1,380	98,463
Mitsubishi Chemical Holdings Corp.	12,900	89,977
Rayonier Advanced Materials, Inc.	5,700	77,349
Sinopec Shanghai Petrochemical Co., Ltd.	104,000	64,398
Trinseo SA	1,550	100,362
Total		512,227
Containers & Packaging —%
Greif, Inc., Class A	1,390	80,036

The accompanying Notes to Financial Statements are an integral part of this statement.
70	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 0.1%
AngloGold Ashanti Ltd.(b)	1,075	13,553
Eregli Demir ve Celik Fabrikalari TAS	51,801	79,765
Fortescue Metals Group Ltd.	21,134	106,944
Materion Corp.	750	29,475
Rio Tinto PLC	3,743	165,826
Schnitzer Steel Industries, Inc., Class A	3,025	71,541
Sibanye Gold Ltd.	6,646	14,935
Total		482,039
Paper & Forest Products —%
UPM-Kymmene OYJ	5,302	120,249
Total Materials		1,194,551
Real Estate 0.2%
Equity Real Estate Investment Trusts (REITS) 0.1%
Ashford Hospitality Prime, Inc.	1,100	14,784
CBL & Associates Properties, Inc.	7,450	80,833
CorEnergy Infrastructure Trust, Inc.	1,358	48,752
DuPont Fabros Technology, Inc.	680	32,286
Government Properties Income Trust	850	16,371
LaSalle Hotel Properties	1,475	44,501
Lexington Realty Trust	8,300	88,976
PS Business Parks, Inc.	753	84,366
Ramco-Gershenson Properties Trust	850	13,821
RLJ Lodging Trust	1,235	28,664
Ryman Hospitality Properties, Inc.	1,325	81,064
Sabra Health Care REIT, Inc.	450	11,430
Select Income REIT	3,025	75,655
STAG Industrial, Inc.	850	19,669
Summit Hotel Properties, Inc.	5,750	91,022
Washington Prime Group, Inc.	8,350	80,578
Xenia Hotels & Resorts, Inc.	675	12,386
Total		825,158
Real Estate Management & Development 0.1%
China Vanke Co., Ltd., Class H	13,000	32,978
Guangzhou R&F Properties Co., Ltd., Class H	85,200	109,277
Wheelock & Co., Ltd.	14,220	86,428
Total		228,683
Total Real Estate		1,053,841
Common Stocks (continued)
Issuer	Shares	Value ($)
Telecommunication Services 0.1%
Diversified Telecommunication Services 0.1%
China Communications Services Corp., Ltd., Class H	26,000	17,674
General Communication, Inc., Class A(b)	3,615	72,734
Nippon Telegraph & Telephone Corp.	2,800	123,682
Telenor ASA	6,113	96,794
Windstream Holdings, Inc.	5,750	46,460
Total		357,344
Wireless Telecommunication Services —%
Global Telecom Holding SAE(b)	209,745	78,364
NTT DoCoMo, Inc.	2,200	52,602
Total		130,966
Total Telecommunication Services		488,310
Utilities 0.1%
Electric Utilities —%
IDACORP, Inc.	25	2,000
Korea Electric Power Corp.	2,541	93,059
Portland General Electric Co.	59	2,573
Transmissora Alianca de Energia Eletrica SA	7,461	50,812
Total		148,444
Gas Utilities 0.1%
Chesapeake Utilities Corp.	1,015	66,381
Northwest Natural Gas Co.	850	50,065
Southwest Gas Corp.	1,245	100,310
Total		216,756
Independent Power and Renewable Electricity Producers —%
Ormat Technologies, Inc.	1,220	65,514
Multi-Utilities —%
E.ON SE	14,449	111,302
Water Utilities —%
SJW Corp.	1,595	79,910
Total Utilities		621,926
Total Common Stocks (Cost $16,521,007)		18,394,932

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	71

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
Equity Funds 71.7%
	Shares	Value ($)
International 19.7%
Columbia Emerging Markets Fund, Class I Shares(a),(b)	4,840,561	48,792,856
Columbia European Equity Fund, Class I Shares(a)	3,339,381	20,303,436
Columbia Overseas Value Fund, Class I Shares(a)	4,182,488	35,425,670
Columbia Pacific/Asia Fund, Class I Shares(a)	3,013,695	28,389,008
Total		132,910,970
U.S. Large Cap 48.8%
Columbia Contrarian Core Fund, Class I Shares(a)	2,356,416	53,961,918
Columbia Disciplined Core Fund, Class I Shares(a)	3,924,284	40,773,317
Columbia Disciplined Growth Fund, Class I Shares(a)	5,243,123	44,881,132
Columbia Disciplined Value Fund, Class I Shares(a)	6,774,725	66,324,555
Columbia Large Cap Growth Fund, Class I Shares(a)	584,150	20,854,153
Columbia Select Large Cap Equity Fund, Class I Shares(a)	3,739,016	46,924,646
Columbia Select Large Cap Growth Fund, Class I Shares(a),(b)	2,103,732	31,345,610
Columbia Select Large-Cap Value Fund, Class I Shares(a)	1,033,460	24,617,019
Total		329,682,350
U.S. Small Cap 3.2%
Columbia Disciplined Small Core Fund, Class I Shares(a)	1,112,999	10,629,143
Columbia Select Smaller-Cap Value Fund, Class I Shares(a),(b)	372,495	7,759,068
Columbia Small Cap Growth Fund I, Class I Shares(a),(b)	146,015	2,702,745
Total		21,090,956
Total Equity Funds (Cost $441,096,537)		483,684,276

Fixed-Income Funds 12.0%

Emerging Markets 0.5%
Columbia Emerging Markets Bond Fund, Class I Shares(a)	286,806	3,252,377
High Yield 5.7%
Columbia High Yield Bond Fund, Class I Shares(a)	7,993,252	23,420,227
Columbia Income Opportunities Fund, Class I Shares(a)	1,524,750	15,034,040
Total		38,454,267
Fixed-Income Funds (continued)
	Shares	Value ($)
Investment Grade 5.8%
Columbia Corporate Income Fund, Class I Shares(a)	2,706,318	27,117,305
Columbia Mortgage Opportunities Fund, Class I Shares(a)	400,112	3,941,100
Columbia U.S. Government Mortgage Fund, Class I Shares(a)	1,522,026	8,203,723
Total		39,262,128
Total Fixed-Income Funds (Cost $81,060,377)		80,968,772

Preferred Stocks —%
Issuer	Coupon Rate	Shares	Value ($)
Consumer Discretionary —%
Auto Components —%
Schaeffler AG	—	1,347	21,843
Total Consumer Discretionary			21,843
Financials —%
Banks —%
Banco Bradesco SA(b)	—	14,473	150,191
Itau Unibanco Holding SA(b)	—	1,221	14,430
Total			164,621
Total Financials			164,621
Total Preferred Stocks (Cost $161,090)			186,464

Money Market Funds 7.3%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.662%(a),(c)	49,253,436	49,253,436
Total Money Market Funds (Cost $49,253,484)		49,253,436
Total Investments (Cost: $629,022,564)		672,229,790
Other Assets & Liabilities, Net		3,031,566
Net Assets		675,261,356

At January 31, 2017, securities and/or cash totaling $4,071,959 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
72	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
Investments in derivatives
Forward foreign currency exchange contracts open at January 31, 2017
Counterparty	Exchange date	Currency to be delivered	Currency to be received	Unrealized appreciation ($)	Unrealized depreciation ($)
JPMorgan	02/22/2017	370,000 BRL	113,546 USD	—	(3,317)
JPMorgan	02/22/2017	10,000 CAD	7,543 USD	—	(143)
JPMorgan	02/22/2017	783,000 CNY	113,314 USD	—	(423)
JPMorgan	02/22/2017	1,314,000 EGP	69,158 USD	108	—
JPMorgan	02/22/2017	168,422,000 KRW	142,848 USD	—	(2,975)
JPMorgan	02/22/2017	513,000 NOK	60,400 USD	—	(1,805)
JPMorgan	02/22/2017	1,283,000 SEK	143,657 USD	—	(3,138)
JPMorgan	02/22/2017	2,945,000 THB	83,011 USD	—	(615)
JPMorgan	02/22/2017	144,000 TRY	37,637 USD	—	(331)
JPMorgan	02/22/2017	4,660,000 TWD	147,101 USD	—	(2,314)
JPMorgan	02/22/2017	150,886 USD	201,000 AUD	1,484	—
JPMorgan	02/22/2017	173,054 USD	174,000 CHF	2,946	—
JPMorgan	02/22/2017	34,275 USD	32,000 EUR	293	—
JPMorgan	02/22/2017	166,898 USD	136,000 GBP	4,246	—
JPMorgan	02/22/2017	45,376 USD	607,762,000 IDR	86	—
JPMorgan	02/22/2017	30,130 USD	115,000 ILS	391	—
JPMorgan	02/22/2017	143,603 USD	9,848,000 INR	1,752	—
JPMorgan	02/22/2017	67,097 USD	7,670,000 JPY	867	—
JPMorgan	02/22/2017	62,921 USD	1,320,000 MXN	209	—
JPMorgan	02/22/2017	45,353 USD	203,000 MYR	421	—
JPMorgan	02/22/2017	67,949 USD	97,000 SGD	889	—
JPMorgan	02/22/2017	30,170 USD	414,000 ZAR	454	—
Total				14,146	(15,061)
Futures contracts outstanding at January 31, 2017
Long futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
Mini MSCI EAFE Index	49	USD	4,234,580	03/2017	17,276	—
Mini MSCI Emerging Markets Index	83	USD	3,797,665	03/2017	150,851	—
Russell 2000 Mini	1	USD	67,975	03/2017	—	(1,387)
S&P 500 E-mini	341	USD	38,780,225	03/2017	339,627	—
S&P Mid 400 E-mini	48	USD	8,090,400	03/2017	—	(26,039)
TOPIX Index	60	JPY	8,061,288	03/2017	—	(133,920)
U.S. Long Bond	29	USD	4,374,469	03/2017	—	(28,789)
U.S. Treasury 5-Year Note	35	USD	4,125,351	03/2017	—	(12,641)
Total			71,531,953		507,754	(202,776)

Short futures contracts outstanding
Contract description	Number of contracts	Trading currency	Notional market value ($)	Expiration date	Unrealized appreciation ($)	Unrealized depreciation ($)
EURO STOXX 50	(102)	EUR	(3,560,924)	03/2017	—	(48,860)
FTSE 100 Index	(38)	GBP	(3,368,029)	03/2017	—	(105,298)
Russell 2000 Mini	(19)	USD	(1,291,525)	03/2017	15,829	—
U.S. Treasury 10-Year Note	(15)	USD	(1,867,031)	03/2017	8,643	—
U.S. Ultra Bond	(6)	USD	(964,125)	03/2017	7,863	—
Total			(11,051,634)		32,335	(154,158)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	73

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
Cleared credit default swap contracts outstanding at January 31, 2017
Buy protection
Counterparty	Reference entity	Expiration date	Pay fixed rate (%)	Notional currency	Notional amount ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Morgan Stanley	Markit CDX North America High Yield Index, Series 26	06/20/2021	5.000	USD	3,289,000	—	(168,232)
Morgan Stanley	Markit CDX North America Investment Grade Index, Series 27	12/20/2021	1.000	USD	3,750,000	—	(12,188)
Total						—	(180,420)
Credit default swap contracts outstanding at January 31, 2017
Sell protection
Counterparty	Reference entity	Expiration date	Receive fixed rate (%)	Implied credit spread (%)	Notional currency	Notional amount ($)	Market value ($)	Periodic payments receivable (payable) ($)	Premium paid ($)	Premium received ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(2,307,692)	(140,318)	2,757	—	(148,502)	10,941	—
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(4,615,385)	(280,636)	5,513	—	(299,245)	24,122	—
Barclays	Markit CDX Emerging Markets Index, Series 26	12/20/21	1.000	2.372	USD	(4,326,923)	(263,095)	5,168	—	(282,222)	24,295	—
Total									—	(729,969)	59,358	—
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended January 31, 2017 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Absolute Return Currency and Income Fund, Class I Shares	189,149	7,119	(13,622)	182,646	54,870	11,134	—	2,016,415
Columbia Alternative Beta Fund, Class I Shares	455,212	2,889	—	458,101	—	—	26,120	4,173,302
Columbia Commodity Strategy Fund, Class I Shares	—	2,255,165	(1,698)	2,253,467	—	(480)	—	12,732,086
Columbia Contrarian Core Fund, Class I Shares	2,604,980	42,841	(291,405)	2,356,416	404,185	2,497,028	564,223	53,961,918
Columbia Corporate Income Fund, Class I Shares	2,769,544	141,086	(204,312)	2,706,318	—	(20,041)	835,467	27,117,305
Columbia Disciplined Core Fund, Class I Shares	4,206,752	67,405	(349,872)	3,924,285	—	2,094,809	656,536	40,773,317
Columbia Disciplined Growth Fund, Class I Shares	5,372,336	330,329	(459,542)	5,243,123	2,294,954	357,520	401,139	44,881,132
Columbia Disciplined Small Core Fund, Class I Shares	860,055	394,331	(141,387)	1,112,999	3,433,494	(724,055)	59,734	10,629,143
Columbia Disciplined Value Fund, Class I Shares	7,534,590	145,475	(905,340)	6,774,725	—	113,384	1,273,118	66,324,555
Columbia Diversified Absolute Return Fund, Class I Shares	1,021,514	18,450	(280,460)	759,504	—	(120,832)	—	7,200,097
The accompanying Notes to Financial Statements are an integral part of this statement.
74	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
Notes to Portfolio of Investments  (continued)
Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Capital gain distributions ($)	Realized gain (loss) ($)	Dividends — affiliated issuers ($)	Value ($)
Columbia Emerging Markets Bond Fund, Class I Shares	321,005	12,796	(46,995)	286,806	—	(2,367)	104,561	3,252,377
Columbia Emerging Markets Fund, Class I Shares	3,465,613	1,396,425	(21,477)	4,840,561	—	4,055	—	48,792,856
Columbia European Equity Fund, Class I Shares	4,582,981	205,857	(1,449,457)	3,339,381	—	514,702	571,869	20,303,436
Columbia High Yield Bond Fund, Class I Shares	8,467,828	459,498	(934,074)	7,993,252	—	(136,230)	1,226,748	23,420,227
Columbia Income Opportunities Fund, Class I Shares	2,304,472	101,415	(881,137)	1,524,750	—	308,191	902,227	15,034,040
Columbia Large Cap Growth Fund, Class I Shares	607,855	17,993	(41,698)	584,150	269,099	836,938	119,397	20,854,153
Columbia Mortgage Opportunities Fund, Class I Shares	406,485	23,903	(30,276)	400,112	49,518	(6,585)	147,552	3,941,100
Columbia Multi-Advisor Small Cap Value Fund, Class I Shares	1,076,972	10,850	(1,087,822)*	—		769,739
Columbia Multi-Asset Income Fund, Class I Shares	1,098,776	317,025	—	1,415,801	—	—	638,831	13,620,010
Columbia Overseas Value Fund, Class I Shares	4,647,726	144,981	(610,219)	4,182,488	—	(447,194)	759,958	35,425,670
Columbia Pacific/Asia Fund, Class I Shares	3,061,777	233,960	(282,042)	3,013,695	1,519,604	602,805	173,530	28,389,008
Columbia Select Large Cap Equity Fund, Class I Shares	4,096,043	88,180	(445,207)	3,739,016	466,259	(764,396)	600,002	46,924,646
Columbia Select Large Cap Growth Fund, Class I Shares	1,889,926	337,103	(123,297)	2,103,732	3,397,373	573,106	—	31,345,610
Columbia Select Large-Cap Value Fund, Class I Shares	1,176,170	87,880	(230,590)	1,033,460	1,647,825	2,148,363	347,115	24,617,019
Columbia Select Smaller-Cap Value Fund, Class I Shares	252,247	275,739*	(155,491)	372,495	414,895	249,894	—	7,759,068
Columbia Short-Term Cash Fund, 0.662%	46,742,052	67,159,918	(64,648,534)	49,253,436	—	26	192,784	49,253,436
Columbia Small Cap Growth Fund I, Class I Shares	168,715	15,710	(38,410)	146,015	216,958	(360,479)	—	2,702,745
Columbia U.S. Government Mortgage Fund, Class I Shares	3,042,073	156,378	(1,676,425)	1,522,026	78,122	(162,309)	391,531	8,203,723
Total	112,422,848	74,450,701	(75,350,789)	111,522,760	14,247,156	8,336,726	9,992,442	653,648,394

*	Includes the effect of underlying fund reorganization.

(b)	Non-income producing investment.
(c)	The rate shown is the seven-day current annualized yield at January 31, 2017.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	75

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
Currency Legend
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canada Dollar
CHF	Swiss Franc
CNY	China Yuan Renminbi
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	New Israeli Sheqel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 - Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.
•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
76	Columbia Capital Allocation Portfolios | Annual Report 2017

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at January 31, 2017:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments
Alternative Investment Funds	39,741,910	—	—	—	39,741,910
Common Stocks
Consumer Discretionary	1,414,377	779,386	—	—	2,193,763
Consumer Staples	455,050	553,433	—	—	1,008,483
Energy	359,601	543,363	—	—	902,964
Financials	2,543,588	1,169,695	—	—	3,713,283
Health Care	1,438,910	622,637	—	—	2,061,547
Industrials	1,626,236	905,734	—	—	2,531,970
Information Technology	1,933,450	690,844	—	—	2,624,294
Materials	529,694	664,857	—	—	1,194,551
Real Estate	825,158	228,683	—	—	1,053,841
Telecommunication Services	119,194	369,116	—	—	488,310
Utilities	417,565	204,361	—	—	621,926
Total Common Stocks	11,662,823	6,732,109	—	—	18,394,932
Equity Funds	483,684,276	—	—	—	483,684,276
Fixed-Income Funds	80,968,772	—	—	—	80,968,772
Preferred Stocks
Consumer Discretionary	—	21,843	—	—	21,843
Financials	164,621	—	—	—	164,621
Total Preferred Stocks	164,621	21,843	—	—	186,464
Money Market Funds	—	—	—	49,253,436	49,253,436
Total Investments	616,222,402	6,753,952	—	49,253,436	672,229,790
Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	14,146	—	—	14,146
Futures Contracts	540,089	—	—	—	540,089
Swap Contracts	—	59,358	—	—	59,358
Liability
Forward Foreign Currency Exchange Contracts	—	(15,061)	—	—	(15,061)
Futures Contracts	(356,934)	—	—	—	(356,934)
Swap Contracts	—	(180,420)	—	—	(180,420)
Total	616,405,557	6,631,975	—	49,253,436	672,290,968
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	77

Portfolio of Investments   (continued)
Columbia Capital Allocation Aggressive Portfolio, January 31, 2017
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
78	Columbia Capital Allocation Portfolios | Annual Report 2017

Statement of Assets and Liabilities
January 31, 2017
	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Assets
Investments, at cost
Unaffiliated issuers, at cost	$7,581,163	$11,990,933	$28,202,052
Affiliated issuers, at cost	258,179,578	595,712,674	1,444,118,742
Total investments, at cost	265,760,741	607,703,607	1,472,320,794
Investments, at value
Unaffiliated issuers, at value	8,345,075	13,119,218	31,500,195
Affiliated issuers, at value	255,800,325	600,170,867	1,488,816,174
Total investments, at value	264,145,400	613,290,085	1,520,316,369
Cash collateral held at broker	—	—	570,000
Margin deposits	702,360	2,190,693	7,555,565
Unrealized appreciation on forward foreign currency exchange contracts	9,332	14,285	17,781
Unrealized appreciation on swap contracts	14,510	11,871	48,806
Receivable for:
Investments sold	237,174	731,384	746,864
Capital shares sold	203,506	473,030	979,883
Dividends	314,685	627,945	1,614,635
Foreign tax reclaims	5,674	14,022	8,431
Variation margin	29,130	107,815	287,775
Prepaid expenses	1,840	2,475	4,064
Total assets	265,663,611	617,463,605	1,532,150,173
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	6,429	9,846	18,405
Premiums received on outstanding swap contracts	178,437	145,994	600,197
Payable for:
Investments purchased	301,689	601,702	1,625,482
Capital shares purchased	1,029,080	1,733,323	3,424,312
Variation margin	33,825	135,870	340,336
Management services fees	702	1,405	2,820
Distribution and/or service fees	2,676	5,936	14,485
Transfer agent fees	22,682	47,333	106,106
Plan administration fees	1	—	1
Compensation of board members	85,634	36,228	47,254
Compensation of chief compliance officer	59	137	336
Other expenses	37,714	51,613	103,095
Other liabilities	—	—	236
Total liabilities	1,698,928	2,769,387	6,283,065
Net assets applicable to outstanding capital stock	$263,964,683	$614,694,218	$1,525,867,108
Represented by
Paid in capital	266,483,508	605,268,567	1,449,216,848
Undistributed net investment income	832,330	2,187,893	1,535,844
Accumulated net realized gain (loss)	(1,620,355)	2,013,876	27,222,168
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	763,912	1,128,285	3,298,143
Investments - affiliated issuers	(2,379,253)	4,458,193	44,697,432
Foreign currency translations	(4,878)	(5,517)	(17,154)
Forward foreign currency exchange contracts	2,903	4,439	(624)
Futures contracts	(38,417)	(172,232)	288,081
Swap contracts	(75,067)	(189,286)	(373,630)
Total - representing net assets applicable to outstanding capital stock	$263,964,683	$614,694,218	$1,525,867,108
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	79

Statement of Assets and Liabilities  (continued)
January 31, 2017
	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Class A
Net assets	$213,724,609	$494,948,328	$1,309,998,225
Shares outstanding	21,718,720	46,623,032	119,176,597
Net asset value per share	$9.84	$10.62	$10.99
Maximum offering price per share(a)	$10.33	$11.27	$11.66
Class B
Net assets	$1,608,326	$3,970,533	$13,397,582
Shares outstanding	163,980	376,236	1,225,683
Net asset value per share	$9.81	$10.55	$10.93
Class C
Net assets	$42,286,317	$87,493,352	$186,169,954
Shares outstanding	4,321,702	8,356,316	17,071,281
Net asset value per share	$9.78	$10.47	$10.91
Class K
Net assets	$100,582	$58,093	$87,399
Shares outstanding	10,328	5,556	7,960
Net asset value per share	$9.74	$10.46	$10.98
Class R
Net assets	$355,187	$2,549,479	$2,281,611
Shares outstanding	36,106	239,778	208,138
Net asset value per share	$9.84	$10.63	$10.96
Class R4
Net assets	$903,388	$2,705,193	$354,611
Shares outstanding	92,391	256,993	32,623
Net asset value per share	$9.78	$10.53	$10.87
Class R5
Net assets	$417,319	$2,084,266	$5,520,678
Shares outstanding	42,676	198,108	508,010
Net asset value per share	$9.78	$10.52	$10.87
Class Y
Net assets	$595,232	$408,969	$3,459,226
Shares outstanding	60,941	39,339	318,292
Net asset value per share	$9.77	$10.40	$10.87
Class Z
Net assets	$3,973,723	$20,476,005	$4,597,822
Shares outstanding	403,911	1,954,160	418,764
Net asset value per share	$9.84	$10.48	$10.98

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 4.75% for Columbia Capital Allocation Conservative Portfolio and dividing the net asset value by 1.0 minus the maximum sales charge of 5.75% for Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
80	Columbia Capital Allocation Portfolios | Annual Report 2017

Statement of Assets and Liabilities  (continued)
January 31, 2017
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Assets
Investments, at cost
Unaffiliated issuers, at cost	$28,027,812	$16,682,097
Affiliated issuers, at cost	1,981,619,027	612,340,467
Total investments, at cost	2,009,646,839	629,022,564
Investments, at value
Unaffiliated issuers, at value	31,178,491	18,581,396
Affiliated issuers, at value	2,079,076,640	653,648,394
Total investments, at value	2,110,255,131	672,229,790
Cash	16,468	—
Cash collateral held at broker	1,430,000	690,000
Margin deposits	13,501,030	3,381,959
Unrealized appreciation on forward foreign currency exchange contracts	12,390	14,146
Unrealized appreciation on swap contracts	122,674	59,358
Receivable for:
Investments sold	1,626,982	675,662
Capital shares sold	929,002	522,746
Dividends	1,524,890	294,689
Foreign tax reclaims	5,668	6,815
Variation margin	599,731	78,507
Prepaid expenses	5,110	2,515
Trustees’ deferred compensation plan	36,885	—
Other assets	1,035	—
Total assets	2,130,066,996	677,956,187
Liabilities
Foreign currency (identified cost $15,554, $—)	15,390	—
Unrealized depreciation on forward foreign currency exchange contracts	11,683	15,061
Premiums received on outstanding swap contracts	1,508,603	729,969
Payable for:
Investments purchased	1,434,204	289,092
Capital shares purchased	3,932,580	1,319,439
Variation margin	541,477	179,253
Management services fees	5,576	1,434
Distribution and/or service fees	18,448	6,281
Transfer agent fees	168,590	54,117
Plan administration fees	—	1
Compensation of board members	169,484	30,905
Compensation of chief compliance officer	465	147
Other expenses	137,199	68,938
Trustees’ deferred compensation plan	36,885	—
Other liabilities	164	194
Total liabilities	7,980,748	2,694,831
Net assets applicable to outstanding capital stock	$2,122,086,248	$675,261,356
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	81

Statement of Assets and Liabilities  (continued)
January 31, 2017
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Represented by
Paid in capital	$1,973,503,388	$617,439,225
Undistributed (excess of distributions over) net investment income	866,359	(40,748)
Accumulated net realized gain	47,803,472	14,598,468
Unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	3,150,679	1,899,299
Investments - affiliated issuers	97,457,613	41,307,927
Foreign currency translations	(17,808)	(3,993)
Forward foreign currency exchange contracts	707	(915)
Futures contracts	(215,615)	183,155
Swap contracts	(462,547)	(121,062)
Total - representing net assets applicable to outstanding capital stock	$2,122,086,248	$675,261,356
The accompanying Notes to Financial Statements are an integral part of this statement.
82	Columbia Capital Allocation Portfolios | Annual Report 2017

Statement of Assets and Liabilities  (continued)
January 31, 2017
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Class A
Net assets	$1,671,441,976	$582,182,427
Shares outstanding	139,261,869	48,088,626
Net asset value per share	$12.00	$12.11
Maximum offering price per share(a)	$12.73	$12.85
Class B
Net assets	$15,429,655	$6,938,347
Shares outstanding	1,304,582	574,387
Net asset value per share	$11.83	$12.08
Class C
Net assets	$216,270,805	$75,647,980
Shares outstanding	17,966,633	6,381,145
Net asset value per share	$12.04	$11.85
Class K
Net assets	$2,379	$73,327
Shares outstanding	199	6,042
Net asset value per share	$11.95	$12.14
Class R
Net assets	$3,743,092	$2,099,180
Shares outstanding	312,186	174,613
Net asset value per share	$11.99	$12.02
Class R4
Net assets	$2,127,626	$1,242,128
Shares outstanding	175,909	104,484
Net asset value per share	$12.10	$11.89
Class R5
Net assets	$5,706,068	$1,637,835
Shares outstanding	472,039	137,826
Net asset value per share	$12.09	$11.88
Class V(b)
Net assets	$86,404,409	$—
Shares outstanding	7,199,015	—
Net asset value per share	$12.00	$—
Maximum offering price per share(a)	$12.73	$—
Class Y
Net assets	$1,127,642	$2,111,199
Shares outstanding	95,244	177,770
Net asset value per share	$11.84	$11.88
Class Z
Net assets	$119,832,596	$3,328,933
Shares outstanding	10,001,319	276,061
Net asset value per share	$11.98	$12.06

(a)	The maximum offering price per share is calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge of 5.75%.
(b)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	83

Statement of Operations
Year Ended January 31, 2017
	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$249,136	$386,574	$662,255
Dividends — affiliated issuers	5,471,020	12,709,745	31,588,357
Interest	136	1,321	4,292
Foreign taxes withheld	(19,949)	(30,131)	(38,545)
Total income	5,700,343	13,067,509	32,216,359
Expenses:
Management services fees	245,018	489,192	844,147
Distribution and/or service fees
Class A	556,010	1,280,609	3,322,481
Class B	24,295	59,883	188,943
Class C	452,793	889,069	1,868,681
Class R	2,660	14,301	9,566
Transfer agent fees
Class A	249,801	554,060	1,381,421
Class B	2,735	6,521	19,651
Class C	50,843	96,149	194,211
Class K	52	22	89
Class R	598	3,115	1,984
Class R4	642	1,205	241
Class R5	242	932	2,772
Class Y	11	8	37
Class Z	4,135	24,905	3,848
Plan administration fees
Class K	248	108	438
Compensation of board members	21,618	22,543	35,926
Custodian fees	41,691	42,564	49,014
Printing and postage fees	45,205	77,156	187,004
Registration fees	119,229	123,156	136,954
Audit fees	25,742	22,840	28,076
Legal fees	9,752	13,047	21,342
Compensation of chief compliance officer	59	137	336
Other	13,354	22,401	33,801
Total expenses	1,866,733	3,743,923	8,330,963
Expense reduction	—	(80)	(60)
Total net expenses	1,866,733	3,743,843	8,330,903
Net investment income	3,833,610	9,323,666	23,885,456
The accompanying Notes to Financial Statements are an integral part of this statement.
84	Columbia Capital Allocation Portfolios | Annual Report 2017

Statement of Operations  (continued)
Year Ended January 31, 2017
	Columbia Capital Allocation Conservative Portfolio	Columbia Capital Allocation Moderate Conservative Portfolio	Columbia Capital Allocation Moderate Portfolio
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$19,343	$(44,976)	$(197,518)
Investments — affiliated issuers	(1,344,116)	57,411	8,803,400
Capital gain distributions from underlying affiliated funds	1,154,698	4,932,639	24,637,501
Foreign currency translations	5,008	26,782	37,863
Forward foreign currency exchange contracts	(20,696)	(31,710)	(53,291)
Futures contracts	389,609	2,031,347	9,104,798
Swap contracts	(304,553)	(549,968)	(631,067)
Net realized gain (loss)	(100,707)	6,421,525	41,701,686
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,116,614	1,862,000	6,256,148
Investments — affiliated issuers	12,754,674	33,690,238	90,653,947
Foreign currency translations	(3,791)	(924)	(11,976)
Forward foreign currency exchange contracts	8,004	12,329	8,772
Futures contracts	(336,572)	(702,763)	(946,375)
Swap contracts	(53,468)	(156,252)	(373,630)
Net change in unrealized appreciation (depreciation)	13,485,461	34,704,628	95,586,886
Net realized and unrealized gain	13,384,754	41,126,153	137,288,572
Net increase in net assets resulting from operations	$17,218,364	$50,449,819	$161,174,028
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	85

Statement of Operations  (continued)
Year Ended January 31, 2017
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Net investment income
Income:
Dividends — unaffiliated issuers	$583,840	$440,460
Dividends — affiliated issuers	37,311,674	9,992,442
Interest	11,948	1,880
Foreign taxes withheld	(28,620)	(31,908)
Total income	37,878,842	10,402,874
Expenses:
Management services fees	1,878,216	474,170
Distribution and/or service fees
Class A	4,228,768	1,441,355
Class B	230,564	96,864
Class C	2,154,752	721,988
Class R	16,939	6,482
Class V(a)	218,972	—
Transfer agent fees
Class A	2,404,899	712,587
Class B	33,169	11,962
Class C	306,211	89,268
Class K	9	35
Class R	4,810	1,620
Class R4	1,906	846
Class R5	2,522	689
Class V(a)	124,523	—
Class Y	17	25
Class Z	166,772	3,234
Plan administration fees
Class K	48	164
Compensation of board members	54,604	22,345
Custodian fees	57,956	51,934
Printing and postage fees	268,343	107,958
Registration fees	146,753	127,732
Audit fees	30,251	29,876
Legal fees	26,751	13,288
Compensation of chief compliance officer	465	147
Other	(823,798)	19,572
Total expenses	11,534,422	3,934,141
Expense reduction	(9,774)	(120)
Total net expenses	11,524,648	3,934,021
Net investment income	26,354,194	6,468,853
The accompanying Notes to Financial Statements are an integral part of this statement.
86	Columbia Capital Allocation Portfolios | Annual Report 2017

Statement of Operations  (continued)
Year Ended January 31, 2017
	Columbia Capital Allocation Moderate Aggressive Portfolio	Columbia Capital Allocation Aggressive Portfolio
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	$(320,835)	$11,162
Investments — affiliated issuers	30,593,550	8,336,726
Capital gain distributions from underlying affiliated funds	29,669,750	14,247,156
Foreign currency translations	(1,350)	(1,426)
Forward foreign currency exchange contracts	(36,692)	(45,029)
Futures contracts	24,563,282	4,714,419
Swap contracts	(835,341)	(243,247)
Net realized gain	83,632,364	27,019,761
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	6,584,711	3,384,826
Investments — affiliated issuers	145,069,093	54,050,039
Foreign currency translations	(17,801)	(3,986)
Forward foreign currency exchange contracts	7,614	7,750
Futures contracts	2,239,427	404,096
Swap contracts	(462,547)	(121,062)
Net change in unrealized appreciation (depreciation)	153,420,497	57,721,663
Net realized and unrealized gain	237,052,861	84,741,424
Net increase in net assets resulting from operations	$263,407,055	$91,210,277

(a)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	87

Statement of Changes in Net Assets
	Columbia Capital Allocation Conservative Portfolio		Columbia Capital Allocation Moderate Conservative Portfolio
	Year Ended January 31, 2017	Year Ended January 31, 2016	Year Ended January 31, 2017	Year Ended January 31, 2016
Operations
Net investment income	$3,833,610	$4,915,716	$9,323,666	$11,595,181
Net realized gain (loss)	(100,707)	5,070,209	6,421,525	22,242,537
Net change in unrealized appreciation (depreciation)	13,485,461	(18,185,256)	34,704,628	(51,708,726)
Net increase (decrease) in net assets resulting from operations	17,218,364	(8,199,331)	50,449,819	(17,871,008)
Distributions to shareholders
Net investment income
Class A	(3,381,022)	(4,448,036)	(7,758,691)	(10,811,068)
Class B	(18,407)	(57,097)	(42,600)	(138,567)
Class C	(354,966)	(547,575)	(705,691)	(1,186,601)
Class K	(1,597)	(1,945)	(700)	(66)
Class R	(6,627)	(7,103)	(34,021)	(74,076)
Class R4	(9,373)	(3,344)	(26,712)	(24,707)
Class R5	(8,416)	(4,091)	(36,323)	(10,527)
Class Y	(9,897)	(1,638)	(9,366)	(188)
Class Z	(65,500)	(66,888)	(401,349)	(602,055)
Net realized gains
Class A	(1,943,762)	(4,217,753)	(9,926,178)	(15,881,079)
Class B	(21,611)	(84,291)	(120,025)	(329,065)
Class C	(403,214)	(858,561)	(1,739,288)	(2,747,116)
Class K	(866)	(1,788)	(1,059)	(93)
Class R	(5,220)	(8,908)	(48,866)	(117,251)
Class R4	(3,795)	(3,054)	(15,373)	(31,447)
Class R5	(4,277)	(3,797)	(36,592)	(12,668)
Class Y	(4,552)	(1,675)	(10,714)	(258)
Class Z	(30,895)	(54,705)	(462,330)	(790,424)
Total distributions to shareholders	(6,273,997)	(10,372,249)	(21,375,878)	(32,757,256)
Decrease in net assets from capital stock activity	(14,749,960)	(18,116,381)	(34,133,689)	(12,096,589)
Total decrease in net assets	(3,805,593)	(36,687,961)	(5,059,748)	(62,724,853)
Net assets at beginning of year	267,770,276	304,458,237	619,753,966	682,478,819
Net assets at end of year	$263,964,683	$267,770,276	$614,694,218	$619,753,966
Undistributed net investment income	$832,330	$482,258	$2,187,893	$860,363
The accompanying Notes to Financial Statements are an integral part of this statement.
88	Columbia Capital Allocation Portfolios | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Moderate Portfolio		Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended January 31, 2017	Year Ended January 31, 2016	Year Ended January 31, 2017	Year Ended January 31, 2016
Operations
Net investment income	$23,885,456	$25,694,452	$26,354,194	$30,831,267
Net realized gain	41,701,686	90,021,363	83,632,364	117,283,107
Net change in unrealized appreciation (depreciation)	95,586,886	(159,127,232)	153,420,497	(220,323,423)
Net increase (decrease) in net assets resulting from operations	161,174,028	(43,411,417)	263,407,055	(72,209,049)
Distributions to shareholders
Net investment income
Class A	(25,546,421)	(27,562,443)	(22,345,765)	(31,928,009)
Class B	(192,397)	(366,818)	(130,865)	(403,740)
Class C	(2,250,044)	(2,312,461)	(1,662,664)	(2,383,812)
Class K	(2,961)	(6,180)	(144)	(1,839)
Class R	(34,446)	(25,036)	(38,439)	(61,435)
Class R4	(5,209)	(3,442)	(21,568)	(24,085)
Class R5	(123,308)	(49,239)	(82,643)	(57,960)
Class V(a)	—	—	(1,156,475)	(1,678,969)
Class Y	(69,291)	(5,079)	(17,488)	(5,799)
Class Z	(88,153)	(57,266)	(1,861,033)	(2,545,167)
Net realized gains
Class A	(32,907,743)	(77,452,249)	(61,207,186)	(100,812,247)
Class B	(481,470)	(1,745,165)	(785,428)	(2,379,517)
Class C	(4,653,822)	(10,404,243)	(7,800,757)	(12,245,374)
Class K	(6,319)	(16,894)	(90)	(5,407)
Class R	(41,694)	(84,727)	(119,631)	(230,256)
Class R4	(5,430)	(6,698)	(48,999)	(65,357)
Class R5	(138,173)	(110,284)	(176,327)	(130,866)
Class V(a)	—	—	(3,168,524)	(5,315,962)
Class Y	(71,478)	(11,037)	(29,260)	(11,157)
Class Z	(89,876)	(139,513)	(4,282,177)	(7,066,677)
Total distributions to shareholders	(66,708,235)	(120,358,774)	(104,935,463)	(167,353,635)
Increase (decrease) in net assets from capital stock activity	(75,066,971)	(705,114)	(127,731,803)	9,089,709
Total increase (decrease) in net assets	19,398,822	(164,475,305)	30,739,789	(230,472,975)
Net assets at beginning of year	1,506,468,286	1,670,943,591	2,091,346,459	2,321,819,434
Net assets at end of year	$1,525,867,108	$1,506,468,286	$2,122,086,248	$2,091,346,459
Undistributed (excess of distributions over) net investment income	$1,535,844	$2,207,343	$866,359	$(235,873)

(a)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	89

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Aggressive Portfolio
	Year Ended January 31, 2017	Year Ended January 31, 2016
Operations
Net investment income	$6,468,853	$7,358,674
Net realized gain	27,019,761	43,822,743
Net change in unrealized appreciation (depreciation)	57,721,663	(76,946,677)
Net increase (decrease) in net assets resulting from operations	91,210,277	(25,765,260)
Distributions to shareholders
Net investment income
Class A	(6,715,750)	(9,360,758)
Class B	(37,944)	(120,732)
Class C	(383,582)	(640,020)
Class K	(872)	(994)
Class R	(18,790)	(15,063)
Class R4	(9,014)	(22,722)
Class R5	(22,254)	(21,607)
Class Y	(32,328)	(4,922)
Class Z	(44,934)	(34,270)
Net realized gains
Class A	(21,486,728)	(39,256,522)
Class B	(356,433)	(1,044,471)
Class C	(2,751,643)	(4,701,579)
Class K	(2,445)	(3,849)
Class R	(46,212)	(65,849)
Class R4	(22,129)	(54,834)
Class R5	(48,687)	(46,277)
Class Y	(62,134)	(7,475)
Class Z	(102,972)	(117,323)
Total distributions to shareholders	(32,144,851)	(55,519,267)
Increase (decrease) in net assets from capital stock activity	(17,318,215)	49,105,387
Total increase (decrease) in net assets	41,747,211	(32,179,140)
Net assets at beginning of year	633,514,145	665,693,285
Net assets at end of year	$675,261,356	$633,514,145
Excess of distributions over net investment income	$(40,748)	$(11,821)
The accompanying Notes to Financial Statements are an integral part of this statement.
90	Columbia Capital Allocation Portfolios | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Conservative Portfolio				Columbia Capital Allocation Moderate Conservative Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	January 31, 2017		January 31, 2016		January 31, 2017		January 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	3,453,730	33,841,486	2,526,066	25,121,440	5,244,058	55,106,729	5,576,851	60,564,594
Distributions reinvested	516,173	5,032,734	843,495	8,241,451	1,566,725	16,243,578	2,300,914	24,473,485
Redemptions	(5,146,261)	(50,412,406)	(4,741,051)	(47,178,086)	(9,094,068)	(95,614,956)	(8,689,832)	(94,438,223)
Net decrease	(1,176,358)	(11,538,186)	(1,371,490)	(13,815,195)	(2,283,285)	(24,264,649)	(812,067)	(9,400,144)
Class B
Subscriptions	18,485	179,248	16,958	170,969	24,012	250,585	33,232	359,669
Distributions reinvested	3,955	38,414	13,764	134,536	14,335	147,454	39,619	420,807
Redemptions (a)	(215,499)	(2,091,112)	(443,974)	(4,416,213)	(446,898)	(4,653,023)	(852,725)	(9,261,357)
Net decrease	(193,059)	(1,873,450)	(413,252)	(4,110,708)	(408,551)	(4,254,984)	(779,874)	(8,480,881)
Class C
Subscriptions	838,245	8,143,830	917,744	9,088,962	1,384,265	14,325,161	1,530,067	16,400,103
Distributions reinvested	74,314	720,321	139,171	1,351,229	221,186	2,259,044	344,213	3,610,210
Redemptions	(1,241,525)	(12,084,646)	(1,172,463)	(11,568,458)	(1,755,249)	(18,210,715)	(1,692,662)	(18,082,443)
Net increase (decrease)	(328,966)	(3,220,495)	(115,548)	(1,128,267)	(149,798)	(1,626,510)	181,618	1,927,870
Class K
Subscriptions	65	641	62	605	5,157	53,755	—	—
Distributions reinvested	249	2,402	376	3,638	163	1,670	3	26
Redemptions	(40)	(392)	(19)	(182)	(41)	(424)	(19)	(199)
Net increase (decrease)	274	2,651	419	4,061	5,279	55,001	(16)	(173)
Class R
Subscriptions	22,966	222,201	31,147	315,995	112,849	1,186,379	360,874	3,845,506
Distributions reinvested	1,045	10,192	1,611	15,675	6,830	70,914	14,946	157,524
Redemptions	(39,802)	(391,845)	(1,238)	(12,407)	(372,938)	(3,870,315)	(85,630)	(910,701)
Net increase (decrease)	(15,791)	(159,452)	31,520	319,263	(253,259)	(2,613,022)	290,190	3,092,329
Class R4
Subscriptions	95,705	931,733	6,500	64,994	205,466	2,156,698	43,013	459,448
Distributions reinvested	1,349	13,104	648	6,303	4,068	41,999	5,320	56,026
Redemptions	(20,119)	(195,719)	(7,196)	(71,028)	(60,148)	(606,465)	(29,409)	(315,011)
Net increase (decrease)	76,935	749,118	(48)	269	149,386	1,592,232	18,924	200,463
Class R5
Subscriptions	28,267	269,522	34,554	338,277	156,819	1,618,245	54,090	572,346
Distributions reinvested	1,304	12,630	815	7,792	7,081	72,827	2,218	23,065
Redemptions	(21,142)	(206,959)	(7,172)	(69,298)	(34,031)	(356,911)	(7,985)	(82,485)
Net increase	8,429	75,193	28,197	276,771	129,869	1,334,161	48,323	512,926
Class Y
Subscriptions	60,831	588,974	17,151	165,939	60,918	606,952	962	10,320
Distributions reinvested	1,483	14,385	339	3,213	1,968	19,991	30	315
Redemptions	(19,091)	(186,664)	(9)	(88)	(24,524)	(252,259)	(366)	(3,908)
Net increase	43,223	416,695	17,481	169,064	38,362	374,684	626	6,727
Class Z
Subscriptions	227,542	2,228,637	213,994	2,096,292	571,146	5,922,134	470,076	5,022,976
Distributions reinvested	8,487	82,751	9,674	94,396	38,011	388,976	58,675	616,172
Redemptions	(154,482)	(1,513,422)	(204,935)	(2,022,327)	(1,062,959)	(11,041,712)	(525,729)	(5,594,854)
Net increase (decrease)	81,547	797,966	18,733	168,361	(453,802)	(4,730,602)	3,022	44,294
Total net decrease	(1,503,766)	(14,749,960)	(1,803,988)	(18,116,381)	(3,225,799)	(34,133,689)	(1,049,254)	(12,096,589)

(a)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	91

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Moderate Portfolio				Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	January 31, 2017		January 31, 2016		January 31, 2017		January 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	9,418,177	101,647,267	10,333,555	117,917,557	8,889,781	104,260,537	11,604,996	143,928,857
Distributions reinvested	5,439,534	57,678,903	9,395,199	103,690,280	6,231,650	72,007,188	9,395,759	113,615,323
Redemptions	(20,915,655)	(225,993,157)	(19,550,249)	(222,999,413)	(23,465,811)	(276,406,424)	(19,147,608)	(237,749,912)
Net increase (decrease)	(6,057,944)	(66,666,987)	178,505	(1,391,576)	(8,344,380)	(100,138,699)	1,853,147	19,794,268
Class B
Subscriptions	38,186	408,896	56,625	645,503	21,777	249,110	70,638	862,866
Distributions reinvested	63,797	670,795	190,624	2,102,322	73,563	835,816	198,084	2,378,909
Redemptions (a)	(1,207,783)	(12,929,186)	(2,096,547)	(23,986,672)	(1,624,713)	(18,766,142)	(2,440,858)	(30,260,236)
Net decrease	(1,105,800)	(11,849,495)	(1,849,298)	(21,238,847)	(1,529,373)	(17,681,216)	(2,172,136)	(27,018,461)
Class C
Subscriptions	2,766,131	29,626,140	3,249,915	36,695,291	2,452,238	28,887,441	2,871,075	35,637,176
Distributions reinvested	652,731	6,857,159	1,153,671	12,625,304	699,901	8,115,443	1,006,697	12,223,008
Redemptions	(3,740,196)	(40,096,834)	(2,792,354)	(31,606,349)	(3,585,302)	(42,353,594)	(2,513,149)	(31,310,351)
Net increase (decrease)	(321,334)	(3,613,535)	1,611,232	17,714,246	(433,163)	(5,350,710)	1,364,623	16,549,833
Class K
Subscriptions	1,593	17,166	1,780	20,150	—	—	45	581
Distributions reinvested	871	9,175	2,077	22,887	10	113	586	7,058
Redemptions	(22,657)	(245,793)	(1,142)	(12,932)	(7,915)	(92,153)	(440)	(5,714)
Net increase (decrease)	(20,193)	(219,452)	2,715	30,105	(7,905)	(92,040)	191	1,925
Class R
Subscriptions	106,526	1,144,940	39,494	452,709	113,401	1,334,387	117,899	1,460,199
Distributions reinvested	6,305	66,676	9,850	108,793	12,659	146,306	23,993	290,150
Redemptions	(34,733)	(374,518)	(59,708)	(670,748)	(133,089)	(1,545,330)	(165,990)	(2,026,526)
Net increase (decrease)	78,098	837,098	(10,364)	(109,246)	(7,029)	(64,637)	(24,098)	(276,177)
Class R4
Subscriptions	12,499	135,270	16,349	182,991	84,234	1,009,531	22,127	277,972
Distributions reinvested	1,003	10,531	936	9,952	6,045	70,443	7,345	89,265
Redemptions	(594)	(6,378)	(91)	(1,000)	(13,979)	(165,325)	(13,921)	(169,625)
Net increase	12,908	139,423	17,194	191,943	76,300	914,649	15,551	197,612
Class R5
Subscriptions	247,126	2,579,993	360,086	3,972,903	178,372	2,078,780	268,249	3,318,687
Distributions reinvested	24,913	261,372	15,097	159,332	22,221	258,853	15,836	188,647
Redemptions	(135,707)	(1,458,706)	(10,312)	(113,121)	(43,525)	(520,989)	(20,784)	(246,098)
Net increase	136,332	1,382,659	364,871	4,019,114	157,068	1,816,644	263,301	3,261,236
Class V(b)
Subscriptions	—	—	—	—	59,203	689,816	55,836	693,652
Distributions reinvested	—	—	—	—	301,723	3,486,496	454,646	5,499,006
Redemptions	—	—	—	—	(794,994)	(9,366,605)	(698,845)	(8,669,705)
Net decrease	—	—	—	—	(434,068)	(5,190,293)	(188,363)	(2,477,047)
Class Y
Subscriptions	291,628	3,078,927	35,546	389,318	83,261	959,302	41,904	498,953
Distributions reinvested	13,388	140,658	1,511	15,923	4,064	46,628	1,461	16,773
Redemptions	(22,709)	(244,877)	(1,284)	(13,155)	(26,539)	(309,609)	(9,094)	(106,618)
Net increase	282,307	2,974,708	35,773	392,086	60,786	696,321	34,271	409,108
The accompanying Notes to Financial Statements are an integral part of this statement.
92	Columbia Capital Allocation Portfolios | Annual Report 2017

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Moderate Portfolio				Columbia Capital Allocation Moderate Aggressive Portfolio
	Year Ended		Year Ended		Year Ended		Year Ended
	January 31, 2017		January 31, 2016		January 31, 2017		January 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class Z
Subscriptions	701,757	7,595,019	142,637	1,615,688	1,636,520	19,281,751	1,257,040	15,423,589
Distributions reinvested	14,566	154,545	12,420	136,931	335,582	3,872,455	490,413	5,921,054
Redemptions	(533,965)	(5,800,954)	(178,853)	(2,065,558)	(2,195,072)	(25,796,028)	(1,840,996)	(22,697,231)
Net increase (decrease)	182,358	1,948,610	(23,796)	(312,939)	(222,970)	(2,641,822)	(93,543)	(1,352,588)
Total net increase (decrease)	(6,813,268)	(75,066,971)	326,832	(705,114)	(10,684,734)	(127,731,803)	1,052,944	9,089,709

(a)	Includes conversions of Class B shares to Class A shares, if any.
(b)	Effective January 24, 2017, Class T shares were renamed Class V shares.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Capital Allocation Portfolios | Annual Report 2017	93

Statement of Changes in Net Assets   (continued)
	Columbia Capital Allocation Aggressive Portfolio
	Year Ended		Year Ended
	January 31, 2017		January 31, 2016
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions (a)	3,963,603	46,514,139	4,794,249	60,144,147
Distributions reinvested	2,436,608	27,934,275	3,959,049	48,186,327
Redemptions	(7,914,776)	(93,238,477)	(5,250,361)	(66,074,788)
Net increase (decrease)	(1,514,565)	(18,790,063)	3,502,937	42,255,686
Class B
Subscriptions	18,514	216,717	33,216	406,259
Distributions reinvested	34,660	392,427	94,616	1,159,885
Redemptions (a)	(560,280)	(6,543,431)	(806,208)	(10,206,926)
Net decrease	(507,106)	(5,934,287)	(678,376)	(8,640,782)
Class C
Subscriptions	1,223,203	14,035,333	1,449,242	17,781,114
Distributions reinvested	278,739	3,109,704	441,119	5,279,382
Redemptions	(1,277,999)	(14,688,342)	(805,578)	(9,874,715)
Net increase	223,943	2,456,695	1,084,783	13,185,781
Class K
Subscriptions	677	7,978	570	7,178
Distributions reinvested	278	3,196	380	4,628
Redemptions	(2)	(29)	(1,313)	(16,991)
Net increase (decrease)	953	11,145	(363)	(5,185)
Class R
Subscriptions	100,385	1,181,008	37,493	458,163
Distributions reinvested	4,416	50,662	5,776	69,997
Redemptions	(23,630)	(276,720)	(23,015)	(279,771)
Net increase	81,171	954,950	20,254	248,389
Class R4
Subscriptions	67,448	790,402	75,164	927,695
Distributions reinvested	2,746	31,022	6,592	77,345
Redemptions	(37,246)	(430,882)	(50,509)	(577,499)
Net increase	32,948	390,542	31,247	427,541
Class R5
Subscriptions	62,924	728,417	73,667	901,567
Distributions reinvested	6,258	70,819	5,797	67,672
Redemptions	(27,030)	(309,906)	(14,685)	(177,904)
Net increase	42,152	489,330	64,779	791,335
Class Y
Subscriptions	167,020	1,887,192	20,732	247,809
Distributions reinvested	8,326	94,339	1,064	12,182
Redemptions	(17,213)	(201,690)	(2,355)	(25,801)
Net increase	158,133	1,779,841	19,441	234,190
Class Z
Subscriptions	309,403	3,663,467	64,561	808,452
Distributions reinvested	12,344	141,617	11,894	143,726
Redemptions	(209,618)	(2,481,452)	(27,280)	(343,746)
Net increase	112,129	1,323,632	49,175	608,432
Total net increase (decrease)	(1,370,242)	(17,318,215)	4,093,877	49,105,387

(a)	Includes conversions of Class B shares to Class A shares, if any.
The accompanying Notes to Financial Statements are an integral part of this statement.
94	Columbia Capital Allocation Portfolios | Annual Report 2017

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Columbia Capital Allocation Portfolios | Annual Report 2017	95

Financial Highlights
Columbia Capital Allocation Conservative Portfolio
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
1/31/2017	$9.45	0.15	0.48	0.63	(0.15)	(0.09)
1/31/2016	$10.10	0.18	(0.46)	(0.28)	(0.19)	(0.18)
1/31/2015	$10.34	0.18	0.35	0.53	(0.19)	(0.58)
1/31/2014	$10.63	0.20	0.14	0.34	(0.27)	(0.36)
1/31/2013	$10.32	0.24	0.54	0.78	(0.35)	(0.12)
Class B
1/31/2017	$9.42	0.07	0.48	0.55	(0.07)	(0.09)
1/31/2016	$10.07	0.10	(0.45)	(0.35)	(0.12)	(0.18)
1/31/2015	$10.31	0.09	0.37	0.46	(0.12)	(0.58)
1/31/2014	$10.60	0.11	0.15	0.26	(0.19)	(0.36)
1/31/2013	$10.29	0.15	0.54	0.69	(0.26)	(0.12)
Class C
1/31/2017	$9.40	0.07	0.47	0.54	(0.07)	(0.09)
1/31/2016	$10.05	0.11	(0.46)	(0.35)	(0.12)	(0.18)
1/31/2015	$10.28	0.10	0.37	0.47	(0.12)	(0.58)
1/31/2014	$10.58	0.12	0.13	0.25	(0.19)	(0.36)
1/31/2013	$10.28	0.16	0.53	0.69	(0.27)	(0.12)
Class K
1/31/2017	$9.36	0.15	0.47	0.62	(0.15)	(0.09)
1/31/2016	$10.01	0.19	(0.46)	(0.27)	(0.20)	(0.18)
1/31/2015	$10.24	0.18	0.37	0.55	(0.20)	(0.58)
1/31/2014	$10.54	0.23	0.12	0.35	(0.29)	(0.36)
1/31/2013	$10.25	0.24	0.53	0.77	(0.36)	(0.12)
Class R
1/31/2017	$9.45	0.12	0.48	0.60	(0.12)	(0.09)
1/31/2016	$10.10	0.17	(0.47)	(0.30)	(0.17)	(0.18)
1/31/2015	$10.33	0.15	0.37	0.52	(0.17)	(0.58)
1/31/2014	$10.63	0.20	0.11	0.31	(0.25)	(0.36)
1/31/2013	$10.32	0.25	0.50	0.75	(0.32)	(0.12)
The accompanying Notes to Financial Statements are an integral part of this statement.
96	Columbia Capital Allocation Portfolios | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.24)	$9.84	6.67%	0.55%	0.55%	1.51%	24%	$213,725
(0.37)	$9.45	(2.81%)	0.52%	0.52% (c)	1.83%	24%	$216,423
(0.77)	$10.10	5.24%	0.55%	0.55% (c)	1.69%	12%	$245,212
(0.63)	$10.34	3.28%	0.50%	0.50% (c)	1.91%	22%	$263,334
(0.47)	$10.63	7.62%	0.48%	0.48% (c)	2.28%	19%	$282,382

(0.16)	$9.81	5.90%	1.30%	1.30%	0.74%	24%	$1,608
(0.30)	$9.42	(3.55%)	1.27%	1.27% (c)	0.98%	24%	$3,364
(0.70)	$10.07	4.46%	1.30%	1.30% (c)	0.90%	12%	$7,759
(0.55)	$10.31	2.51%	1.25%	1.25% (c)	1.07%	22%	$12,454
(0.38)	$10.60	6.79%	1.23%	1.23% (c)	1.47%	19%	$19,598

(0.16)	$9.78	5.80%	1.30%	1.30%	0.76%	24%	$42,286
(0.30)	$9.40	(3.56%)	1.27%	1.27% (c)	1.08%	24%	$43,719
(0.70)	$10.05	4.57%	1.30%	1.30% (c)	0.95%	12%	$47,899
(0.55)	$10.28	2.43%	1.26%	1.26% (c)	1.18%	22%	$47,435
(0.39)	$10.58	6.75%	1.23%	1.23% (c)	1.54%	19%	$45,368

(0.24)	$9.74	6.70%	0.49%	0.49%	1.58%	24%	$101
(0.38)	$9.36	(2.76%)	0.46%	0.46%	1.91%	24%	$94
(0.78)	$10.01	5.48%	0.47%	0.47%	1.79%	12%	$96
(0.65)	$10.24	3.35%	0.41%	0.41%	2.16%	22%	$99
(0.48)	$10.54	7.62%	0.39%	0.39%	2.27%	19%	$12

(0.21)	$9.84	6.41%	0.80%	0.80%	1.19%	24%	$355
(0.35)	$9.45	(3.05%)	0.77%	0.77% (c)	1.72%	24%	$490
(0.75)	$10.10	5.07%	0.80%	0.80% (c)	1.46%	12%	$206
(0.61)	$10.33	2.94%	0.76%	0.76% (c)	1.91%	22%	$179
(0.44)	$10.63	7.39%	0.72%	0.72% (c)	2.36%	19%	$114
Columbia Capital Allocation Portfolios | Annual Report 2017	97

Financial Highlights  (continued)
Columbia Capital Allocation Conservative Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R4
1/31/2017	$9.39	0.17	0.48	0.65	(0.17)	(0.09)
1/31/2016	$10.04	0.20	(0.45)	(0.25)	(0.22)	(0.18)
1/31/2015	$10.29	0.25	0.30	0.55	(0.22)	(0.58)
1/31/2014 (d)	$10.53	0.18	0.09	0.27	(0.26)	(0.25)
Class R5
1/31/2017	$9.39	0.18	0.48	0.66	(0.18)	(0.09)
1/31/2016	$10.05	0.25	(0.50)	(0.25)	(0.23)	(0.18)
1/31/2015	$10.29	0.17	0.40	0.57	(0.23)	(0.58)
1/31/2014 (f)	$10.53	0.18	0.09	0.27	(0.26)	(0.25)
Class Y
1/31/2017	$9.39	0.18	0.47	0.65	(0.18)	(0.09)
1/31/2016	$10.04	0.20	(0.43)	(0.23)	(0.24)	(0.18)
1/31/2015	$10.29	0.20	0.36	0.56	(0.23)	(0.58)
1/31/2014 (g)	$10.53	0.19	0.09	0.28	(0.27)	(0.25)
Class Z
1/31/2017	$9.45	0.18	0.47	0.65	(0.17)	(0.09)
1/31/2016	$10.10	0.21	(0.46)	(0.25)	(0.22)	(0.18)
1/31/2015	$10.33	0.20	0.37	0.57	(0.22)	(0.58)
1/31/2014	$10.63	0.24	0.12	0.36	(0.30)	(0.36)
1/31/2013	$10.32	0.30	0.51	0.81	(0.38)	(0.12)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(g)	Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
98	Columbia Capital Allocation Portfolios | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.26)	$9.78	6.98%	0.31%	0.31%	1.76%	24%	$903
(0.40)	$9.39	(2.57%)	0.27%	0.27% (c)	2.06%	24%	$145
(0.80)	$10.04	5.41%	0.31%	0.31% (c)	2.44%	12%	$156
(0.51)	$10.29	2.56%	0.23% (e)	0.23% (c),(e)	2.67% (e)	22%	$2

(0.27)	$9.78	7.05%	0.24%	0.24%	1.84%	24%	$417
(0.41)	$9.39	(2.60%)	0.21%	0.21%	2.66%	24%	$322
(0.81)	$10.05	5.60%	0.25%	0.25%	1.80%	12%	$61
(0.51)	$10.29	2.64%	0.12% (e)	0.12% (e)	2.78% (e)	22%	$2

(0.27)	$9.77	6.99%	0.20%	0.20%	1.86%	24%	$595
(0.42)	$9.39	(2.37%)	0.15%	0.15%	2.13%	24%	$166
(0.81)	$10.04	5.55%	0.17%	0.17%	2.08%	12%	$2
(0.52)	$10.29	2.68%	0.07% (e)	0.07% (e)	2.83% (e)	22%	$2

(0.26)	$9.84	6.94%	0.30%	0.30%	1.79%	24%	$3,974
(0.40)	$9.45	(2.56%)	0.27%	0.27% (c)	2.09%	24%	$3,046
(0.80)	$10.10	5.60%	0.30%	0.30% (c)	1.96%	12%	$3,067
(0.66)	$10.33	3.42%	0.26%	0.26% (c)	2.26%	22%	$2,719
(0.50)	$10.63	7.91%	0.22%	0.22% (c)	2.80%	19%	$700
Columbia Capital Allocation Portfolios | Annual Report 2017	99

Financial Highlights
Columbia Capital Allocation Moderate Conservative Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
1/31/2017	$10.14	0.17	0.68	0.85	(0.16)	(0.21)
1/31/2016	$10.98	0.20	(0.49)	(0.29)	(0.22)	(0.33)
1/31/2015	$11.37	0.19	0.51	0.70	(0.23)	(0.86)
1/31/2014	$11.33	0.25	0.44	0.69	(0.33)	(0.32)
1/31/2013	$10.96	0.25	0.71	0.96	(0.32)	(0.27)
Class B
1/31/2017	$10.08	0.08	0.68	0.76	(0.08)	(0.21)
1/31/2016	$10.92	0.11	(0.48)	(0.37)	(0.14)	(0.33)
1/31/2015	$11.31	0.10	0.51	0.61	(0.14)	(0.86)
1/31/2014	$11.28	0.15	0.45	0.60	(0.25)	(0.32)
1/31/2013	$10.91	0.15	0.73	0.88	(0.24)	(0.27)
Class C
1/31/2017	$10.00	0.09	0.67	0.76	(0.08)	(0.21)
1/31/2016	$10.84	0.12	(0.49)	(0.37)	(0.14)	(0.33)
1/31/2015	$11.23	0.11	0.50	0.61	(0.14)	(0.86)
1/31/2014	$11.20	0.16	0.44	0.60	(0.25)	(0.32)
1/31/2013	$10.84	0.16	0.71	0.87	(0.24)	(0.27)
Class K
1/31/2017	$9.99	0.18	0.67	0.85	(0.17)	(0.21)
1/31/2016	$10.82	0.21	(0.48)	(0.27)	(0.23)	(0.33)
1/31/2015	$11.22	0.18	0.52	0.70	(0.24)	(0.86)
1/31/2014 (d)	$11.25	0.32	0.32	0.64	(0.35)	(0.32)
Class R
1/31/2017	$10.16	0.14	0.67	0.81	(0.13)	(0.21)
1/31/2016	$10.99	0.21	(0.52)	(0.31)	(0.19)	(0.33)
1/31/2015	$11.38	0.17	0.50	0.67	(0.20)	(0.86)
1/31/2014	$11.34	0.21	0.45	0.66	(0.30)	(0.32)
1/31/2013	$10.96	0.23	0.72	0.95	(0.30)	(0.27)
Class R4
1/31/2017	$10.06	0.24	0.62	0.86	(0.18)	(0.21)
1/31/2016	$10.89	0.23	(0.48)	(0.25)	(0.25)	(0.33)
1/31/2015	$11.29	0.24	0.48	0.72	(0.26)	(0.86)
1/31/2014	$11.25	0.27	0.46	0.73	(0.37)	(0.32)
1/31/2013 (f)	$11.30	0.09	0.26	0.35	(0.17)	(0.23)
The accompanying Notes to Financial Statements are an integral part of this statement.
100	Columbia Capital Allocation Portfolios | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.37)	$10.62	8.47%	0.49%	0.49% (c)	1.57%	18%	$494,948
(0.55)	$10.14	(2.78%)	0.48%	0.48% (c)	1.86%	21%	$495,849
(1.09)	$10.98	6.23%	0.51%	0.51% (c)	1.70%	14%	$545,696
(0.65)	$11.37	6.18%	0.47%	0.47% (c)	2.15%	30%	$553,593
(0.59)	$11.33	8.94%	0.70%	0.57% (c)	2.19%	38%	$71,321

(0.29)	$10.55	7.61%	1.23%	1.23% (c)	0.74%	18%	$3,971
(0.47)	$10.08	(3.53%)	1.23%	1.23% (c)	0.98%	21%	$7,912
(1.00)	$10.92	5.46%	1.26%	1.26% (c)	0.88%	14%	$17,080
(0.57)	$11.31	5.32%	1.22%	1.22% (c)	1.30%	30%	$27,184
(0.51)	$11.28	8.17%	1.44%	1.32% (c)	1.36%	38%	$8,335

(0.29)	$10.47	7.67%	1.24%	1.24% (c)	0.83%	18%	$87,493
(0.47)	$10.00	(3.56%)	1.23%	1.23% (c)	1.12%	21%	$85,097
(1.00)	$10.84	5.50%	1.26%	1.26% (c)	0.96%	14%	$90,199
(0.57)	$11.23	5.35%	1.23%	1.23% (c)	1.38%	30%	$85,756
(0.51)	$11.20	8.13%	1.45%	1.32% (c)	1.44%	38%	$23,470

(0.38)	$10.46	8.59%	0.43%	0.43%	1.71%	18%	$58
(0.56)	$9.99	(2.65%)	0.41%	0.41%	1.92%	21%	$3
(1.10)	$10.82	6.31%	0.41%	0.41%	1.53%	14%	$3
(0.67)	$11.22	5.72%	0.38% (e)	0.38% (e)	3.10% (e)	30%	$56

(0.34)	$10.63	8.09%	0.73%	0.73% (c)	1.30%	18%	$2,549
(0.52)	$10.16	(2.93%)	0.73%	0.73% (c)	1.92%	21%	$5,007
(1.06)	$10.99	5.95%	0.76%	0.76% (c)	1.46%	14%	$2,230
(0.62)	$11.38	5.87%	0.74%	0.74% (c)	1.85%	30%	$2,243
(0.57)	$11.34	8.76%	0.96%	0.81% (c)	2.04%	38%	$2,148

(0.39)	$10.53	8.71%	0.24%	0.24% (c)	2.28%	18%	$2,705
(0.58)	$10.06	(2.46%)	0.23%	0.23% (c)	2.15%	21%	$1,082
(1.12)	$10.89	6.44%	0.26%	0.26% (c)	2.19%	14%	$966
(0.69)	$11.29	6.52%	0.19%	0.19% (c)	2.36%	30%	$2
(0.40)	$11.25	3.11%	0.51% (e)	0.37% (e)	3.68% (e)	38%	$2
Columbia Capital Allocation Portfolios | Annual Report 2017	101

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Conservative Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
1/31/2017	$10.05	0.20	0.67	0.87	(0.19)	(0.21)
1/31/2016	$10.89	0.30	(0.55)	(0.25)	(0.26)	(0.33)
1/31/2015	$11.28	0.26	0.48	0.74	(0.27)	(0.86)
1/31/2014	$11.25	0.38	0.35	0.73	(0.38)	(0.32)
1/31/2013 (g)	$11.30	0.10	0.25	0.35	(0.17)	(0.23)
Class Y
1/31/2017	$9.94	0.19	0.67	0.86	(0.19)	(0.21)
1/31/2016	$10.77	0.26	(0.50)	(0.24)	(0.26)	(0.33)
1/31/2015	$11.18	0.25	0.48	0.73	(0.28)	(0.86)
1/31/2014 (h)	$11.32	0.22	0.28	0.50	(0.32)	(0.32)
Class Z
1/31/2017	$10.01	0.19	0.67	0.86	(0.18)	(0.21)
1/31/2016	$10.85	0.23	(0.49)	(0.26)	(0.25)	(0.33)
1/31/2015	$11.25	0.22	0.50	0.72	(0.26)	(0.86)
1/31/2014	$11.21	0.28	0.44	0.72	(0.36)	(0.32)
1/31/2013	$10.85	0.27	0.71	0.98	(0.35)	(0.27)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class K shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(g)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(h)	Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
102	Columbia Capital Allocation Portfolios | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.40)	$10.52	8.78%	0.18%	0.18%	1.93%	18%	$2,084
(0.59)	$10.05	(2.48%)	0.16%	0.16%	2.89%	21%	$686
(1.13)	$10.89	6.63%	0.18%	0.18%	2.33%	14%	$217
(0.70)	$11.28	6.53%	0.13%	0.13%	3.35%	30%	$74
(0.40)	$11.25	3.13%	0.41% (e)	0.29% (e)	3.77% (e)	38%	$2

(0.40)	$10.40	8.84%	0.13%	0.13%	1.83%	18%	$409
(0.59)	$9.94	(2.38%)	0.12%	0.12%	2.48%	21%	$10
(1.14)	$10.77	6.66%	0.09%	0.09%	2.24%	14%	$4
(0.64)	$11.18	4.51%	0.08% (e)	0.08% (e)	3.02% (e)	30%	$2

(0.39)	$10.48	8.75%	0.24%	0.24% (c)	1.78%	18%	$20,476
(0.58)	$10.01	(2.56%)	0.23%	0.23% (c)	2.11%	21%	$24,108
(1.12)	$10.85	6.47%	0.26%	0.26% (c)	1.97%	14%	$26,084
(0.68)	$11.25	6.49%	0.24%	0.24% (c)	2.46%	30%	$25,287
(0.62)	$11.21	9.22%	0.45%	0.32% (c)	2.45%	38%	$20,710
Columbia Capital Allocation Portfolios | Annual Report 2017	103

Financial Highlights
Columbia Capital Allocation Moderate Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
1/31/2017	$10.34	0.18	0.95	1.13	(0.21)	(0.27)
1/31/2016	$11.50	0.19	(0.49)	(0.30)	(0.22)	(0.64)
1/31/2015	$12.00	0.18	0.63	0.81	(0.24)	(1.07)
1/31/2014	$11.61	0.20	0.86	1.06	(0.31)	(0.36)
1/31/2013	$10.75	0.22	0.93	1.15	(0.29)	—
Class B
1/31/2017	$10.29	0.08	0.96	1.04	(0.13)	(0.27)
1/31/2016	$11.44	0.09	(0.46)	(0.37)	(0.14)	(0.64)
1/31/2015	$11.94	0.08	0.64	0.72	(0.15)	(1.07)
1/31/2014	$11.55	0.10	0.87	0.97	(0.22)	(0.36)
1/31/2013	$10.70	0.13	0.93	1.06	(0.21)	—
Class C
1/31/2017	$10.27	0.10	0.94	1.04	(0.13)	(0.27)
1/31/2016	$11.41	0.11	(0.47)	(0.36)	(0.14)	(0.64)
1/31/2015	$11.92	0.09	0.62	0.71	(0.15)	(1.07)
1/31/2014	$11.53	0.11	0.86	0.97	(0.22)	(0.36)
1/31/2013	$10.69	0.14	0.91	1.05	(0.21)	—
Class K
1/31/2017	$10.33	0.15	0.99	1.14	(0.22)	(0.27)
1/31/2016	$11.49	0.20	(0.49)	(0.29)	(0.23)	(0.64)
1/31/2015	$11.99	0.19	0.63	0.82	(0.25)	(1.07)
1/31/2014	$11.60	0.21	0.86	1.07	(0.32)	(0.36)
1/31/2013	$10.74	0.21	0.95	1.16	(0.30)	—
Class R
1/31/2017	$10.32	0.16	0.93	1.09	(0.18)	(0.27)
1/31/2016	$11.47	0.16	(0.47)	(0.31)	(0.20)	(0.64)
1/31/2015	$11.97	0.15	0.63	0.78	(0.21)	(1.07)
1/31/2014	$11.58	0.23	0.80	1.03	(0.28)	(0.36)
1/31/2013	$10.74	0.18	0.93	1.11	(0.27)	—
Class R4
1/31/2017	$10.24	0.21	0.93	1.14	(0.24)	(0.27)
1/31/2016	$11.39	0.28	(0.54)	(0.26)	(0.25)	(0.64)
1/31/2015	$11.90	0.26	0.57	0.83	(0.27)	(1.07)
1/31/2014 (d)	$11.82	0.18	0.53	0.71	(0.27)	(0.36)
The accompanying Notes to Financial Statements are an integral part of this statement.
104	Columbia Capital Allocation Portfolios | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.48)	$10.99	11.19%	0.44%	0.44% (c)	1.64%	10%	$1,309,998
(0.86)	$10.34	(2.89%)	0.46%	0.46% (c)	1.68%	17%	$1,295,482
(1.31)	$11.50	6.77%	0.48%	0.48% (c)	1.49%	16%	$1,437,972
(0.67)	$12.00	9.26%	0.46%	0.46% (c)	1.64%	23%	$1,425,904
(0.29)	$11.61	10.87%	0.46%	0.46% (c)	1.98%	23%	$1,331,311

(0.40)	$10.93	10.32%	1.19%	1.19% (c)	0.78%	10%	$13,398
(0.78)	$10.29	(3.56%)	1.21%	1.21% (c)	0.80%	17%	$23,991
(1.22)	$11.44	6.00%	1.23%	1.23% (c)	0.66%	16%	$47,829
(0.58)	$11.94	8.47%	1.21%	1.21% (c)	0.81%	23%	$71,473
(0.21)	$11.55	9.99%	1.20%	1.20% (c)	1.17%	23%	$94,225

(0.40)	$10.91	10.34%	1.19%	1.19% (c)	0.90%	10%	$186,170
(0.78)	$10.27	(3.48%)	1.21%	1.21% (c)	0.95%	17%	$178,548
(1.22)	$11.41	5.92%	1.23%	1.23% (c)	0.77%	16%	$180,143
(0.58)	$11.92	8.51%	1.21%	1.21% (c)	0.92%	23%	$162,357
(0.21)	$11.53	9.95%	1.21%	1.21% (c)	1.25%	23%	$132,770

(0.49)	$10.98	11.26%	0.39%	0.39%	1.43%	10%	$87
(0.87)	$10.33	(2.83%)	0.40%	0.40%	1.76%	17%	$291
(1.32)	$11.49	6.88%	0.40%	0.40%	1.55%	16%	$292
(0.68)	$11.99	9.39%	0.36%	0.36%	1.77%	23%	$359
(0.30)	$11.60	10.94%	0.34%	0.34%	1.93%	23%	$298

(0.45)	$10.96	10.84%	0.69%	0.69% (c)	1.48%	10%	$2,282
(0.84)	$10.32	(3.06%)	0.71%	0.71% (c)	1.37%	17%	$1,342
(1.28)	$11.47	6.52%	0.73%	0.73% (c)	1.29%	16%	$1,610
(0.64)	$11.97	9.02%	0.72%	0.72% (c)	1.92%	23%	$1,147
(0.27)	$11.58	10.46%	0.70%	0.70% (c)	1.67%	23%	$138

(0.51)	$10.87	11.39%	0.19%	0.19% (c)	1.98%	10%	$355
(0.89)	$10.24	(2.58%)	0.21%	0.21% (c)	2.61%	17%	$202
(1.34)	$11.39	7.06%	0.23%	0.23% (c)	2.22%	16%	$29
(0.63)	$11.90	6.11%	0.21% (e)	0.21% (c),(e)	2.36% (e)	23%	$3
Columbia Capital Allocation Portfolios | Annual Report 2017	105

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
1/31/2017	$10.23	0.21	0.94	1.15	(0.24)	(0.27)
1/31/2016	$11.39	0.51	(0.77)	(0.26)	(0.26)	(0.64)
1/31/2015	$11.90	0.39	0.46	0.85	(0.29)	(1.07)
1/31/2014 (f)	$11.82	0.19	0.53	0.72	(0.28)	(0.36)
Class Y
1/31/2017	$10.23	0.23	0.93	1.16	(0.25)	(0.27)
1/31/2016	$11.38	0.16	(0.40)	(0.24)	(0.27)	(0.64)
1/31/2015	$11.90	0.23	0.61	0.84	(0.29)	(1.07)
1/31/2014 (g)	$11.82	0.19	0.54	0.73	(0.29)	(0.36)
Class Z
1/31/2017	$10.33	0.22	0.94	1.16	(0.24)	(0.27)
1/31/2016	$11.49	0.22	(0.49)	(0.27)	(0.25)	(0.64)
1/31/2015	$11.99	0.21	0.63	0.84	(0.27)	(1.07)
1/31/2014	$11.59	0.23	0.87	1.10	(0.34)	(0.36)
1/31/2013	$10.75	0.28	0.88	1.16	(0.32)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(g)	Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
106	Columbia Capital Allocation Portfolios | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.51)	$10.87	11.55%	0.14%	0.14%	1.94%	10%	$5,521
(0.90)	$10.23	(2.61%)	0.15%	0.15%	4.80%	17%	$3,803
(1.36)	$11.39	7.21%	0.16%	0.16%	3.39%	16%	$78
(0.64)	$11.90	6.21%	0.11% (e)	0.11% (e)	2.51% (e)	23%	$3

(0.52)	$10.87	11.61%	0.09%	0.09%	2.15%	10%	$3,459
(0.91)	$10.23	(2.42%)	0.09%	0.09%	1.59%	17%	$368
(1.36)	$11.38	7.16%	0.06%	0.06%	1.92%	16%	$2
(0.65)	$11.90	6.25%	0.07% (e)	0.07% (e)	2.56% (e)	23%	$3

(0.51)	$10.98	11.48%	0.19%	0.19% (c)	2.02%	10%	$4,598
(0.89)	$10.33	(2.65%)	0.21%	0.21% (c)	1.92%	17%	$2,443
(1.34)	$11.49	7.05%	0.23%	0.23% (c)	1.77%	16%	$2,989
(0.70)	$11.99	9.65%	0.21%	0.21% (c)	1.90%	23%	$3,352
(0.32)	$11.59	10.98%	0.22%	0.22% (c)	2.54%	23%	$2,544
Columbia Capital Allocation Portfolios | Annual Report 2017	107

Financial Highlights
Columbia Capital Allocation Moderate Aggressive Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
1/31/2017	$11.15	0.15	1.30	1.45	(0.16)	(0.44)
1/31/2016	$12.45	0.18	(0.55)	(0.37)	(0.22)	(0.71)
1/31/2015	$13.01	0.16	0.76	0.92	(0.25)	(1.23)
1/31/2014	$12.04	0.18	1.21	1.39	(0.25)	(0.17)
1/31/2013	$11.30	0.18	1.07	1.25	(0.22)	(0.29)
Class B
1/31/2017	$11.02	0.04	1.30	1.34	(0.09)	(0.44)
1/31/2016	$12.32	0.06	(0.52)	(0.46)	(0.13)	(0.71)
1/31/2015	$12.89	0.05	0.77	0.82	(0.16)	(1.23)
1/31/2014	$11.94	0.07	1.21	1.28	(0.16)	(0.17)
1/31/2013	$11.21	0.07	1.08	1.15	(0.13)	(0.29)
Class C
1/31/2017	$11.21	0.07	1.29	1.36	(0.09)	(0.44)
1/31/2016	$12.51	0.09	(0.55)	(0.46)	(0.13)	(0.71)
1/31/2015	$13.07	0.06	0.77	0.83	(0.16)	(1.23)
1/31/2014	$12.11	0.08	1.21	1.29	(0.16)	(0.17)
1/31/2013	$11.36	0.09	1.08	1.17	(0.13)	(0.29)
Class K
1/31/2017	$11.12	0.09	1.35	1.44	(0.17)	(0.44)
1/31/2016	$12.42	0.19	(0.55)	(0.36)	(0.23)	(0.71)
1/31/2015	$12.98	0.18	0.75	0.93	(0.26)	(1.23)
1/31/2014 (h)	$12.07	0.18	1.17	1.35	(0.27)	(0.17)
Class R
1/31/2017	$11.14	0.13	1.29	1.42	(0.13)	(0.44)
1/31/2016	$12.44	0.14	(0.54)	(0.40)	(0.19)	(0.71)
1/31/2015	$12.99	0.13	0.76	0.89	(0.21)	(1.23)
1/31/2014	$12.03	0.13	1.22	1.35	(0.22)	(0.17)
1/31/2013	$11.29	0.15	1.07	1.22	(0.19)	(0.29)
Class R4
1/31/2017	$11.23	0.19	1.30	1.49	(0.18)	(0.44)
1/31/2016	$12.54	0.21	(0.56)	(0.35)	(0.25)	(0.71)
1/31/2015	$13.08	0.53	0.44	0.97	(0.28)	(1.23)
1/31/2014	$12.11	0.18	1.25	1.43	(0.29)	(0.17)
1/31/2013 (l)	$11.71	0.11	0.65	0.76	(0.14)	(0.22)
The accompanying Notes to Financial Statements are an integral part of this statement.
108	Columbia Capital Allocation Portfolios | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.60)	$12.00	13.24%	0.47% (c)	0.47% (c),(d)	1.30%	9%	$1,671,442
(0.93)	$11.15	(3.42%)	0.52%	0.52% (d)	1.42%	16%	$1,646,276
(1.48)	$12.45	7.03%	0.52%	0.52% (d)	1.22%	20%	$1,815,185
(0.42)	$13.01	11.67%	0.50%	0.50% (d)	1.38%	22%	$1,805,239
(0.51)	$12.04	11.28%	0.53%	0.53% (d)	1.51%	34%	$679,109

(0.53)	$11.83	12.39%	1.23% (e)	1.23% (d),(e)	0.38%	9%	$15,430
(0.84)	$11.02	(4.15%)	1.27%	1.27% (d)	0.53%	16%	$31,228
(1.39)	$12.32	6.32%	1.27%	1.27% (d)	0.37%	20%	$61,673
(0.33)	$12.89	10.78%	1.25%	1.25% (d)	0.53%	22%	$92,956
(0.42)	$11.94	10.45%	1.27%	1.27% (d)	0.65%	34%	$53,009

(0.53)	$12.04	12.36%	1.22% (f)	1.22% (d),(f)	0.55%	9%	$216,271
(0.84)	$11.21	(4.08%)	1.27%	1.27% (d)	0.69%	16%	$206,181
(1.39)	$12.51	6.30%	1.27%	1.27% (d)	0.49%	20%	$213,166
(0.33)	$13.07	10.71%	1.25%	1.25% (d)	0.63%	22%	$198,837
(0.42)	$12.11	10.49%	1.28%	1.28% (d)	0.75%	34%	$84,349

(0.61)	$11.95	13.21%	0.42% (g)	0.42% (g)	0.80%	9%	$2
(0.94)	$11.12	(3.32%)	0.41%	0.41%	1.53%	16%	$90
(1.49)	$12.42	7.17%	0.41%	0.41%	1.34%	20%	$98
(0.44)	$12.98	11.31%	0.38% (i)	0.38% (i)	1.57% (i)	22%	$105

(0.57)	$11.99	12.97%	0.72% (j)	0.72% (d),(j)	1.10%	9%	$3,743
(0.90)	$11.14	(3.67%)	0.77%	0.77% (d)	1.11%	16%	$3,556
(1.44)	$12.44	6.86%	0.77%	0.77% (d)	1.01%	20%	$4,270
(0.39)	$12.99	11.31%	0.75%	0.75% (d)	1.02%	22%	$4,347
(0.48)	$12.03	11.01%	0.78%	0.78% (d)	1.26%	34%	$4,664

(0.62)	$12.10	13.61%	0.22% (k)	0.22% (d),(k)	1.62%	9%	$2,128
(0.96)	$11.23	(3.23%)	0.27%	0.27% (d)	1.72%	16%	$1,119
(1.51)	$12.54	7.41%	0.29%	0.29% (d)	4.16%	20%	$1,054
(0.46)	$13.08	11.95%	0.22%	0.22% (d)	1.39%	22%	$7
(0.36)	$12.11	6.60%	0.24% (i)	0.24% (d),(i)	3.98% (i)	34%	$3
Columbia Capital Allocation Portfolios | Annual Report 2017	109

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
1/31/2017	$11.23	0.20	1.30	1.50	(0.20)	(0.44)
1/31/2016	$12.53	0.38	(0.71)	(0.33)	(0.26)	(0.71)
1/31/2015	$13.08	0.21	0.77	0.98	(0.30)	(1.23)
1/31/2014	$12.11	0.33	1.12	1.45	(0.31)	(0.17)
1/31/2013 (n)	$11.71	0.11	0.66	0.77	(0.15)	(0.22)
Class V(o)
1/31/2017	$11.15	0.15	1.30	1.45	(0.16)	(0.44)
1/31/2016	$12.45	0.18	(0.55)	(0.37)	(0.22)	(0.71)
1/31/2015	$13.00	0.16	0.76	0.92	(0.24)	(1.23)
1/31/2014	$12.04	0.16	1.22	1.38	(0.25)	(0.17)
1/31/2013	$11.30	0.17	1.07	1.24	(0.21)	(0.29)
Class Y
1/31/2017	$11.01	0.21	1.26	1.47	(0.20)	(0.44)
1/31/2016	$12.31	0.13	(0.45)	(0.32)	(0.27)	(0.71)
1/31/2015	$12.87	0.21	0.76	0.97	(0.30)	(1.23)
1/31/2014 (r)	$12.35	0.18	0.78	0.96	(0.27)	(0.17)
The accompanying Notes to Financial Statements are an integral part of this statement.
110	Columbia Capital Allocation Portfolios | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.64)	$12.09	13.63%	0.13% (m)	0.13% (m)	1.68%	9%	$5,706
(0.97)	$11.23	(3.05%)	0.17%	0.17%	3.15%	16%	$3,537
(1.53)	$12.53	7.46%	0.16%	0.16%	1.62%	20%	$648
(0.48)	$13.08	12.07%	0.18%	0.18%	2.56%	22%	$577
(0.37)	$12.11	6.64%	0.12% (i)	0.12% (i)	4.10% (i)	34%	$3

(0.60)	$12.00	13.24%	0.47% (p)	0.47% (d),(p)	1.30%	9%	$86,404
(0.93)	$11.15	(3.42%)	0.52%	0.52% (d)	1.42%	16%	$85,135
(1.47)	$12.45	7.07%	0.56%	0.54% (d)	1.20%	20%	$97,408
(0.42)	$13.00	11.52%	0.55%	0.55% (d)	1.24%	22%	$101,766
(0.50)	$12.04	11.23%	0.58%	0.58% (d)	1.46%	34%	$100,955

(0.64)	$11.84	13.68%	0.07% (q)	0.07% (q)	1.81%	9%	$1,128
(0.98)	$11.01	(3.09%)	0.12%	0.12%	1.16%	16%	$379
(1.53)	$12.31	7.58%	0.09%	0.09%	1.64%	20%	$2
(0.44)	$12.87	7.88%	0.07% (i)	0.07% (i)	2.22% (i)	22%	$3
Columbia Capital Allocation Portfolios | Annual Report 2017	111

Financial Highlights  (continued)
Columbia Capital Allocation Moderate Aggressive Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class Z
1/31/2017	$11.13	0.18	1.29	1.47	(0.18)	(0.44)
1/31/2016	$12.44	0.21	(0.56)	(0.35)	(0.25)	(0.71)
1/31/2015	$12.99	0.19	0.77	0.96	(0.28)	(1.23)
1/31/2014	$12.03	0.19	1.23	1.42	(0.29)	(0.17)
1/31/2013	$11.29	0.20	1.08	1.28	(0.25)	(0.29)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.04% for Class A. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.03% for Class B. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.04% for Class C. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(g)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.01% for Class K. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(h)	Class K shares commenced operations on February 28, 2013. Per share data and total return reflect activity from that date.
(i)	Annualized.
(j)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.04% for Class R. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(k)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.04% for Class R4. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(l)	Class R4 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(m)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.04% for Class R5. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(n)	Class R5 shares commenced operations on November 8, 2012. Per share data and total return reflect activity from that date.
(o)	Effective January 24, 2017, Class T shares were renamed Class V shares.
(p)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.04% for Class V. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(q)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.05% for Class Y. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
(r)	Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(s)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by 0.04% for Class Z. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.
The accompanying Notes to Financial Statements are an integral part of this statement.
112	Columbia Capital Allocation Portfolios | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.62)	$11.98	13.55%	0.22% (s)	0.22% (d),(s)	1.55%	9%	$119,833
(0.96)	$11.13	(3.26%)	0.27%	0.27% (d)	1.67%	16%	$113,846
(1.51)	$12.44	7.40%	0.27%	0.27% (d)	1.47%	20%	$128,314
(0.46)	$12.99	11.87%	0.25%	0.25% (d)	1.49%	22%	$128,234
(0.54)	$12.03	11.57%	0.28%	0.28% (d)	1.72%	34%	$147,433
Columbia Capital Allocation Portfolios | Annual Report 2017	113

Financial Highlights
Columbia Capital Allocation Aggressive Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class A
1/31/2017	$11.08	0.13	1.49	1.62	(0.14)	(0.45)
1/31/2016	$12.54	0.15	(0.57)	(0.42)	(0.19)	(0.85)
1/31/2015	$12.82	0.12	0.86	0.98	(0.30)	(0.96)
1/31/2014	$11.41	0.12	1.53	1.65	(0.24)	—
1/31/2013	$10.19	0.13	1.25	1.38	(0.16)	—
Class B
1/31/2017	$11.07	0.02	1.50	1.52	(0.06)	(0.45)
1/31/2016	$12.53	0.03	(0.53)	(0.50)	(0.11)	(0.85)
1/31/2015	$12.81	0.01	0.87	0.88	(0.20)	(0.96)
1/31/2014	$11.41	0.02	1.53	1.55	(0.15)	—
1/31/2013	$10.17	0.04	1.26	1.30	(0.06)	—
Class C
1/31/2017	$10.87	0.04	1.45	1.49	(0.06)	(0.45)
1/31/2016	$12.32	0.06	(0.55)	(0.49)	(0.11)	(0.85)
1/31/2015	$12.62	0.03	0.83	0.86	(0.20)	(0.96)
1/31/2014	$11.24	0.03	1.50	1.53	(0.15)	—
1/31/2013	$10.04	0.05	1.24	1.29	(0.09)	—
Class K
1/31/2017	$11.11	0.14	1.48	1.62	(0.14)	(0.45)
1/31/2016	$12.56	0.16	(0.56)	(0.40)	(0.20)	(0.85)
1/31/2015	$12.84	0.10	0.89	0.99	(0.31)	(0.96)
1/31/2014	$11.43	0.14	1.52	1.66	(0.25)	—
1/31/2013	$10.20	0.15	1.25	1.40	(0.17)	—
Class R
1/31/2017	$11.01	0.14	1.43	1.57	(0.11)	(0.45)
1/31/2016	$12.46	0.12	(0.56)	(0.44)	(0.16)	(0.85)
1/31/2015	$12.75	0.10	0.83	0.93	(0.26)	(0.96)
1/31/2014	$11.35	0.14	1.47	1.61	(0.21)	—
1/31/2013	$10.16	0.11	1.24	1.35	(0.16)	—
Class R4
1/31/2017	$10.89	0.15	1.46	1.61	(0.16)	(0.45)
1/31/2016	$12.34	0.24	(0.61)	(0.37)	(0.23)	(0.85)
1/31/2015	$12.63	0.54	0.46	1.00	(0.33)	(0.96)
1/31/2014 (d)	$11.82	0.20	0.88	1.08	(0.27)	—
The accompanying Notes to Financial Statements are an integral part of this statement.
114	Columbia Capital Allocation Portfolios | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.59)	$12.11	14.95%	0.50%	0.50% (c)	1.06%	12%	$582,182
(1.04)	$11.08	(3.92%)	0.51%	0.51% (c)	1.18%	12%	$549,678
(1.26)	$12.54	7.50%	0.54%	0.54% (c)	0.92%	27%	$577,868
(0.24)	$12.82	14.41%	0.52%	0.52% (c)	0.98%	29%	$554,189
(0.16)	$11.41	13.63%	0.52%	0.51% (c)	1.25%	21%	$495,722

(0.51)	$12.08	14.03%	1.25%	1.25% (c)	0.16%	12%	$6,938
(0.96)	$11.07	(4.60%)	1.25%	1.25% (c)	0.26%	12%	$11,970
(1.16)	$12.53	6.72%	1.28%	1.28% (c)	0.04%	27%	$22,043
(0.15)	$12.81	13.54%	1.27%	1.27% (c)	0.14%	29%	$31,473
(0.06)	$11.41	12.80%	1.26%	1.26% (c)	0.41%	21%	$39,020

(0.51)	$11.85	14.01%	1.25%	1.25% (c)	0.33%	12%	$75,648
(0.96)	$10.87	(4.60%)	1.25%	1.25% (c)	0.46%	12%	$66,938
(1.16)	$12.32	6.66%	1.29%	1.29% (c)	0.22%	27%	$62,488
(0.15)	$12.62	13.56%	1.27%	1.27% (c)	0.27%	29%	$50,676
(0.09)	$11.24	12.86%	1.27%	1.26% (c)	0.52%	21%	$38,461

(0.59)	$12.14	14.98%	0.43%	0.43%	1.19%	12%	$73
(1.05)	$11.11	(3.76%)	0.43%	0.43%	1.25%	12%	$57
(1.27)	$12.56	7.60%	0.43%	0.43%	0.72%	27%	$68
(0.25)	$12.84	14.52%	0.40%	0.40%	1.13%	29%	$152
(0.17)	$11.43	13.84%	0.37%	0.37%	1.37%	21%	$126

(0.56)	$12.02	14.61%	0.75%	0.75% (c)	1.22%	12%	$2,099
(1.01)	$11.01	(4.09%)	0.76%	0.76% (c)	0.97%	12%	$1,029
(1.22)	$12.46	7.19%	0.79%	0.79% (c)	0.72%	27%	$912
(0.21)	$12.75	14.13%	0.78%	0.78% (c)	1.12%	29%	$644
(0.16)	$11.35	13.38%	0.79%	0.76% (c)	1.03%	21%	$182

(0.61)	$11.89	15.20%	0.25%	0.25% (c)	1.27%	12%	$1,242
(1.08)	$10.89	(3.65%)	0.26%	0.26% (c)	1.97%	12%	$779
(1.29)	$12.34	7.78%	0.28%	0.28% (c)	4.28%	27%	$497
(0.27)	$12.63	9.08%	0.29% (e)	0.29% (c),(e)	2.54% (e)	29%	$26
Columbia Capital Allocation Portfolios | Annual Report 2017	115

Financial Highlights  (continued)
Columbia Capital Allocation Aggressive Portfolio
Year ended	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains
Class R5
1/31/2017	$10.88	0.17	1.45	1.62	(0.17)	(0.45)
1/31/2016	$12.33	0.31	(0.68)	(0.37)	(0.23)	(0.85)
1/31/2015	$12.63	0.16	0.85	1.01	(0.35)	(0.96)
1/31/2014 (f)	$11.82	0.04	1.06	1.10	(0.29)	—
Class Y
1/31/2017	$10.87	0.19	1.45	1.64	(0.18)	(0.45)
1/31/2016	$12.32	0.08	(0.44)	(0.36)	(0.24)	(0.85)
1/31/2015	$12.62	0.17	0.84	1.01	(0.35)	(0.96)
1/31/2014 (g)	$11.82	0.15	0.95	1.10	(0.30)	—
Class Z
1/31/2017	$11.03	0.16	1.48	1.64	(0.16)	(0.45)
1/31/2016	$12.49	0.19	(0.58)	(0.39)	(0.22)	(0.85)
1/31/2015	$12.78	0.17	0.83	1.00	(0.33)	(0.96)
1/31/2014	$11.36	0.19	1.50	1.69	(0.27)	—
1/31/2013	$10.16	0.21	1.19	1.40	(0.20)	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Class R4 shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(e)	Annualized.
(f)	Class R5 shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
(g)	Class Y shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
116	Columbia Capital Allocation Portfolios | Annual Report 2017

Total distributions to shareholders	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)

(0.62)	$11.88	15.28%	0.18%	0.18%	1.49%	12%	$1,638
(1.08)	$10.88	(3.58%)	0.18%	0.18%	2.61%	12%	$1,041
(1.31)	$12.33	7.83%	0.18%	0.18%	1.22%	27%	$381
(0.29)	$12.63	9.27%	0.19% (e)	0.19% (e)	0.47% (e)	29%	$385

(0.63)	$11.88	15.44%	0.13%	0.13%	1.66%	12%	$2,111
(1.09)	$10.87	(3.54%)	0.15%	0.15%	0.69%	12%	$214
(1.31)	$12.32	7.88%	0.14%	0.14%	1.30%	27%	$2
(0.30)	$12.62	9.23%	0.06% (e)	0.06% (e)	1.95% (e)	29%	$3

(0.61)	$12.06	15.27%	0.25%	0.25% (c)	1.39%	12%	$3,329
(1.07)	$11.03	(3.69%)	0.26%	0.26% (c)	1.55%	12%	$1,809
(1.29)	$12.49	7.70%	0.29%	0.29% (c)	1.30%	27%	$1,433
(0.27)	$12.78	14.82%	0.28%	0.28% (c)	1.51%	29%	$951
(0.20)	$11.36	13.87%	0.28%	0.26% (c)	2.00%	21%	$413
Columbia Capital Allocation Portfolios | Annual Report 2017	117

Notes to Financial Statements
January 31, 2017
Note 1. Organization
Columbia Funds Series Trust and Columbia Funds Series Trust II, (each, a Trust and collectively, the Trusts) are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as open-end management investment companies. Columbia Funds Series Trust is organized as a Delaware statutory trust and Columbia Funds Series Trust II is organized as a Massachusetts business trust.
Information presented in these financial statements pertains to the following series of the Trusts (each, a Fund and collectively, the Funds): Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio, each a series of Columbia Funds Series Trust, and Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio, each a series of Columbia Funds Series Trust II. Each Fund currently operates as a diversified fund.
Each Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), or its affiliates, as well as third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds).
For information on the Underlying Funds, please refer to the Fund’s current prospectus and the prospectuses of the Underlying Funds, which are available, free of charge, from the Securities and Exchange Commission website, www.sec.gov.
Fund shares
Each Trust may issue an unlimited number of shares (without par value) that can be allocated among the separate series as designated by the Board of Trustees.
Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio each offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class Y and Class Z shares. Columbia Capital Allocation Moderate Aggressive Portfolio offers Class A, Class B, Class C, Class K, Class R, Class R4, Class R5, Class V (formerly Class T), Class Y and Class Z shares. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trusts’ organizational documents and by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges.
Class A shares are subject to a maximum front-end sales charge of 4.75% for Columbia Capital Allocation Conservative Portfolio. Class A shares of Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio, Columbia Capital Allocation Moderate Aggressive Portfolio and Columbia Capital Allocation Aggressive Portfolio are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. Each Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.
Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.
Class K shares are not subject to sales charges, however this share class is closed to new investors.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
118	Columbia Capital Allocation Portfolios | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans.
Class V shares (formerly Class T shares) are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations. Effective January 24, 2017, Class T shares were renamed Class V shares.
Class Y shares are not subject to sales charges and are generally available only to certain retirement plans as described in the Fund’s prospectus.
Class Z shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
Each Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Columbia Capital Allocation Moderate Aggressive Fund received a reimbursment for expenses overbilled by a third party. Such reimbursement is included as an offset to Other expenses on the Statement of Operations. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in the Underlying Funds are valued at the net asset value of the applicable class of the Underlying Fund determined as of the close of the New York Stock Exchange on the valuation date.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Columbia Capital Allocation Portfolios | Annual Report 2017	119

Notes to Financial Statements  (continued)
January 31, 2017
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
Certain Funds invest in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
120	Columbia Capital Allocation Portfolios | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In addition to considering counterparty credit risk, the Fund would consider terminating the derivatives contracts based on whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Funds utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift foreign currency exposure back to U.S. dollars, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, and/or to recover an underweight country exposure in its portfolio. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Columbia Capital Allocation Portfolios | Annual Report 2017	121

Notes to Financial Statements  (continued)
January 31, 2017
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Funds bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Funds entered into credit default swap contracts to increase or decrease its credit exposure to an index and to increase or decrease its credit exposure to a specific debt security or a basket of debt securities, as a protection buyer to reduce overall credit exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount,
122	Columbia Capital Allocation Portfolios | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any premium paid or received by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Funds, including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; and the impact of derivative transactions over the period in the Statements of Operations, including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
Columbia Capital Allocation Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	14,510*
Equity risk	Net assets — unrealized appreciation on futures contracts	89,585*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	9,332
Total		113,427

Columbia Capital Allocation Portfolios | Annual Report 2017	123

Notes to Financial Statements  (continued)
January 31, 2017
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	89,577*
Credit risk	Premiums received on outstanding swap contracts	178,437
Equity risk	Net assets — unrealized depreciation on futures contracts	99,911*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	6,429
Interest rate risk	Net assets — unrealized depreciation on futures contracts	28,091*
Total		402,445

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(304,553)	(304,553)
Equity risk	—	(432,087)	—	(432,087)
Foreign exchange risk	(20,696)	—	—	(20,696)
Interest rate risk	—	821,696	—	821,696
Total	(20,696)	389,609	(304,553)	64,360

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(53,468)	(53,468)
Equity risk	—	92,611	—	92,611
Foreign exchange risk	8,004	—	—	8,004
Interest rate risk	—	(429,183)	—	(429,183)
Total	8,004	(336,572)	(53,468)	(382,036)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	25,011,245
Futures contracts — short	3,912,505
Credit default swap contracts — buy protection	11,527,500
Credit default swap contracts — sell protection	687,500

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	5,377	(2,673)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2017.
124	Columbia Capital Allocation Portfolios | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
Columbia Capital Allocation Moderate Conservative Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	11,871*
Equity risk	Net assets — unrealized appreciation on futures contracts	236,711*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	14,285
Total		262,867

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	201,157*
Credit risk	Premiums received on outstanding swap contracts	145,994
Equity risk	Net assets — unrealized depreciation on futures contracts	313,720*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	9,846
Interest rate risk	Net assets — unrealized depreciation on futures contracts	95,223*
Total		765,940

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(549,968)	(549,968)
Equity risk	—	542,305	—	542,305
Foreign exchange risk	(31,710)	—	—	(31,710)
Interest rate risk	—	1,489,042	—	1,489,042
Total	(31,710)	2,031,347	(549,968)	1,449,669

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(156,252)	(156,252)
Equity risk	—	439,841	—	439,841
Foreign exchange risk	12,329	—	—	12,329
Interest rate risk	—	(1,142,604)	—	(1,142,604)
Total	12,329	(702,763)	(156,252)	(846,686)
Columbia Capital Allocation Portfolios | Annual Report 2017	125

Notes to Financial Statements  (continued)
January 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	74,123,333
Futures contracts — short	8,832,850
Credit default swap contracts — buy protection	20,762,750
Credit default swap contracts — sell protection	562,500

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	8,259	(4,091)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2017.
Columbia Capital Allocation Moderate Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	48,806*
Equity risk	Net assets — unrealized appreciation on futures contracts	1,157,288*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	17,781
Interest rate risk	Net assets — unrealized appreciation on futures contracts	78,630*
Total		1,302,505

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	422,436*
Credit risk	Premiums received on outstanding swap contracts	600,197
Equity risk	Net assets — unrealized depreciation on futures contracts	662,127*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	18,405
Interest rate risk	Net assets — unrealized depreciation on futures contracts	285,710*
Total		1,988,875

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
126	Columbia Capital Allocation Portfolios | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(631,067)	(631,067)
Equity risk	—	5,156,289	—	5,156,289
Foreign exchange risk	(53,291)	—	—	(53,291)
Interest rate risk	—	3,948,509	—	3,948,509
Total	(53,291)	9,104,798	(631,067)	8,420,440

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(373,630)	(373,630)
Equity risk	—	1,838,337	—	1,838,337
Foreign exchange risk	8,772	—	—	8,772
Interest rate risk	—	(2,784,712)	—	(2,784,712)
Total	8,772	(946,375)	(373,630)	(1,311,233)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	224,592,779
Futures contracts — short	25,120,819
Credit default swap contracts — buy protection	21,940,750
Credit default swap contracts — sell protection	2,312,500

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	18,575	(15,099)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2017.
Columbia Capital Allocation Portfolios | Annual Report 2017	127

Notes to Financial Statements  (continued)
January 31, 2017
Columbia Capital Allocation Moderate Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	122,674*
Equity risk	Net assets — unrealized appreciation on futures contracts	1,706,522*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	12,390
Interest rate risk	Net assets — unrealized appreciation on futures contracts	86,493*
Total		1,928,079

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	585,221*
Credit risk	Premiums received on outstanding swap contracts	1,508,603
Equity risk	Net assets — unrealized depreciation on futures contracts	1,567,280*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	11,683
Interest rate risk	Net assets — unrealized depreciation on futures contracts	441,350*
Total		4,114,137

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(835,341)	(835,341)
Equity risk	—	22,361,344	—	22,361,344
Foreign exchange risk	(36,692)	—	—	(36,692)
Interest rate risk	—	2,201,938	—	2,201,938
Total	(36,692)	24,563,282	(835,341)	23,691,249

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(462,547)	(462,547)
Equity risk	—	5,052,522	—	5,052,522
Foreign exchange risk	7,614	—	—	7,614
Interest rate risk	—	(2,813,095)	—	(2,813,095)
Total	7,614	2,239,427	(462,547)	1,784,494
128	Columbia Capital Allocation Portfolios | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	391,557,725
Futures contracts — short	34,676,198
Credit default swap contracts — buy protection	29,860,250
Credit default swap contracts — sell protection	5,812,500

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	13,212	(10,146)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2017.
Columbia Capital Allocation Aggressive Portfolio
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at January 31, 2017:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized appreciation on swap contracts	59,358*
Equity risk	Net assets — unrealized appreciation on futures contracts	523,583*
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	14,146
Interest rate risk	Net assets — unrealized appreciation on futures contracts	16,506*
Total		613,593

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Net assets — unrealized depreciation on swap contracts	180,420*
Credit risk	Premiums received on outstanding swap contracts	729,969
Equity risk	Net assets — unrealized depreciation on futures contracts	315,504*
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	15,061
Interest rate risk	Net assets — unrealized depreciation on futures contracts	41,430*
Total		1,282,384

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Capital Allocation Portfolios | Annual Report 2017	129

Notes to Financial Statements  (continued)
January 31, 2017
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended January 31, 2017:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(243,247)	(243,247)
Equity risk	—	4,370,607	—	4,370,607
Foreign exchange risk	(45,029)	—	—	(45,029)
Interest rate risk	—	343,812	—	343,812
Total	(45,029)	4,714,419	(243,247)	4,426,143

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(121,062)	(121,062)
Equity risk	—	1,027,891	—	1,027,891
Foreign exchange risk	7,750	—	—	7,750
Interest rate risk	—	(623,795)	—	(623,795)
Total	7,750	404,096	(121,062)	290,784
The following table is a summary of the average outstanding volume by derivative instrument for the year ended January 31, 2017:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	78,718,568
Futures contracts — short	9,981,356
Credit default swap contracts — buy protection	9,029,250
Credit default swap contracts — sell protection	2,812,500

Derivative instrument	Average unrealized appreciation ($)*	Average unrealized depreciation ($)*
Forward foreign currency exchange contracts	15,420	(12,370)

*	Based on the ending quarterly outstanding amounts for the year ended January 31, 2017.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of January 31, 2017:
130	Columbia Capital Allocation Portfolios | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
Columbia Capital Allocation Conservative Portfolio
	Barclays ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	975	975
Forward foreign currency exchange contracts	9,332	-	9,332
Total Assets	9,332	975	10,307
Liabilities
Forward foreign currency exchange contracts	6,429	-	6,429
OTC credit default swap contracts(b)	163,927	-	163,927
Total Liabilities	170,356	-	170,356
Total Financial and Derivative Net Assets	(161,024)	975	(160,049)
Total collateral received (pledged) (c)	-	-	-
Net Amount (d)	(161,024)	975	(160,049)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Capital Allocation Moderate Conservative Portfolio
	Barclays ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	2,057	2,057
Forward foreign currency exchange contracts	14,285	-	14,285
Total Assets	14,285	2,057	16,342
Liabilities
Forward foreign currency exchange contracts	9,846	-	9,846
OTC credit default swap contracts (b)	134,123	-	134,123
Total Liabilities	143,969	-	143,969
Total Financial and Derivative Net Assets	(129,684)	2,057	(127,627)
Total collateral received (pledged) (c)	-	-	-
Net Amount (d)	(129,684)	2,057	(127,627)

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Capital Allocation Portfolios | Annual Report 2017	131

Notes to Financial Statements  (continued)
January 31, 2017
Columbia Capital Allocation Moderate Portfolio
	Barclays ($)	BNP Paribas ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	-	2,823	2,823
Forward foreign currency exchange contracts	-	17,781	-	17,781
Total Assets	-	17,781	2,823	20,604
Liabilities
Forward foreign currency exchange contracts	-	18,405	-	18,405
OTC credit default swap contracts (b)	551,391	-	-	551,391
Total Liabilities	551,391	18,405	-	569,796
Total Financial and Derivative Net Assets	(551,391)	(624)	2,823	(549,192)
Total collateral received (pledged) (c)	(551,391)	-	-	(551,391)
Net Amount (d)	-	(624)	2,823	2,199

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Columbia Capital Allocation Moderate Aggressive Portfolio
	Barclays ($)	Citi ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	-	3,882	3,882
Forward foreign currency exchange contracts	-	12,390	-	12,390
Total Assets	-	12,390	3,882	16,272
Liabilities
Forward foreign currency exchange contracts	-	11,683	-	11,683
OTC credit default swap contracts (b)	1,385,929	-	-	1,385,929
Total Liabilities	1,385,929	11,683	-	1,397,612
Total Financial and Derivative Net Assets	(1,385,929)	707	3,882	(1,381,340)
Total collateral received (pledged) (c)	(1,385,929)	-	-	(1,385,929)
Net Amount (d)	-	707	3,882	4,589

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
132	Columbia Capital Allocation Portfolios | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
Columbia Capital Allocation Aggressive Portfolio
	Barclays ($)	JPMorgan ($)	Morgan Stanley ($)	Total ($)
Assets
Centrally cleared credit default swap contracts (a)	-	-	1,187	1,187
Forward foreign currency exchange contracts	-	14,146	-	14,146
Total Assets	-	14,146	1,187	15,333
Liabilities
Forward foreign currency exchange contracts	-	15,061	-	15,061
OTC credit default swap contracts (b)	670,611	-	-	670,611
Total Liabilities	670,611	15,061	-	685,672
Total Financial and Derivative Net Assets	(670,611)	(915)	1,187	(670,339)
Total collateral received (pledged) (c)	(670,611)	-	-	(670,611)
Net Amount (d)	-	(915)	1,187	272

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	Over-the-Counter Swap Contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, premiums paid and premiums received.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Funds may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds, other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trusts are allocated to the Funds and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses which are charged directly to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Capital Allocation Portfolios | Annual Report 2017	133

Notes to Financial Statements  (continued)
January 31, 2017
Federal income tax status
For federal income tax purposes, each Fund is treated as a separate entity. The Funds intend to qualify each year as separate regulated investment companies under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of their taxable income for their tax year, and as such will not be subject to federal income taxes. In addition, the Funds intend to distribute in each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, such that the Funds should not be subject to federal excise tax. Therefore, no federal income or excise tax provisions are recorded.
Foreign taxes
The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid quarterly for Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio. Distributions from net investment income, if any, are declared and paid annually for Columbia Capital Allocation Aggressive Portfolio. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trusts’ organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined, and the Funds have no historical basis for predicting the likelihood of any such claims.
Investment company reporting modernization
In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
Effective June 1, 2016, the Funds entered into a Management Agreement with the Investment Manager. Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.020% on assets invested in Columbia proprietary funds (excluding any underlying funds that do not pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager), (ii) 0.120% on assets invested in non-exchange-traded third-party advised mutual funds and (iii) 0.570% on assets invested in all other securities, including other funds advised by the Investment Manager that do not pay a management services fee (or investment advisory services fee, as
134	Columbia Capital Allocation Portfolios | Annual Report 2017

Notes to Financial Statements  (continued)
January 31, 2017
applicable), exchange-traded funds, derivatives and individual securities. Prior to June 1, 2016, each Fund paid the Investment Manager an annual fee for advisory services under an Investment Management Services Agreement and a separate annual fee for administrative and accounting services under an Administrative Services Agreement.
The effective management services fee rates, net of any waiver, based on each Fund’s average daily net assets for the year ended January 31, 2017 (reflecting all advisory and administrative services fees paid to the Investment Manager) were as follows:
Fund	Effective management services fee rate
Columbia Capital Allocation Conservative Portfolio	0.089%
Columbia Capital Allocation Moderate Conservative Portfolio	0.077%
Columbia Capital Allocation Moderate Portfolio	0.055%
Columbia Capital Allocation Moderate Aggressive Portfolio	0.088%
Columbia Capital Allocation Aggressive Portfolio	0.071%
For the period from February 1, 2016 through May 31, 2016, the investment advisory services fee paid to the Investment Manager and the administrative services fee paid to the Investment Manager were as follows:
Fund	Investment advisory services fee ($)	Administrative services fee ($)
Columbia Capital Allocation Conservative Portfolio	55,598	18,281
Columbia Capital Allocation Moderate Conservative Portfolio	103,979	42,256
Columbia Capital Allocation Moderate Portfolio	175,133	102,783
Columbia Capital Allocation Moderate Aggressive Portfolio	488,858	142,763
Columbia Capital Allocation Aggressive Portfolio	118,624	43,727
In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which the Funds invest. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Other expenses
Other expenses are for, among other things, miscellaneous expenses of the Funds or the Board of Trustees, including payments to Board Services Corp., a company providing limited administrative services to the Funds and the Board of Trustees. That company’s expenses include boardroom and office expense, employee compensation, employee health and retirement benefits and certain other expenses. For the year ended January 31, 2017, other expenses paid by the Fund to this company were as follows:
Fund	Amount ($)
Columbia Capital Allocation Conservative Portfolio	95
Columbia Capital Allocation Moderate Conservative Portfolio	129
Columbia Capital Allocation Moderate Portfolio	215
Columbia Capital Allocation Moderate Aggressive Portfolio	271
Columbia Capital Allocation Aggressive Portfolio	131
Compensation of board members
Members of the Board of Trustees, who are not officers or employees of the Investment Manager or Ameriprise Financial, are compensated for their services to the Funds as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by
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Notes to Financial Statements  (continued)
January 31, 2017
the Investment Manager. Each Fund’s liability for these amounts is adjusted for market value changes and remains in the Funds until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Funds.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. A portion of the Chief Compliance Officer’s total compensation is allocated to the Funds, along with other affiliated funds governed by the Board of Trustees, based on relative net assets. The total amount allocated to all affiliated funds governed by the Board of Trustees will not exceed $40,000 annually.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and BFDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, prior to October 1, 2016, the Transfer Agent also received sub-transfer agency fees based on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., for which the Transfer Agent receives a per account fee). Effective October 1, 2016, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the servicing agent or a cap established by the Board from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Effective January 1, 2017, total transfer agency fees for Class K and Class R5 shares are subject to an annual limitation of not more than 0.075% of the average daily net assets attributable to each share class. Total transfer agency fees for Class I and Class Y shares are subject to an annual limitation of not more than 0.025% of the average daily net assets attributable to each share class. Prior to January 1, 2017, total transfer agency fees for Class K and Class R5 shares were subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to each share class. Class I and Class Y shares did not pay transfer agency fees.
For the year ended January 31, 2017, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class V (%)	Class Y (%)	Class Z (%)
Columbia Capital Allocation Conservative Portfolio	0.11	0.11	0.11	0.05	0.11	0.11	0.05	—	0.00 (a)	0.11
Columbia Capital Allocation Moderate Conservative Portfolio	0.11	0.11	0.11	0.05	0.11	0.11	0.05	—	0.00 (a)	0.11
Columbia Capital Allocation Moderate Portfolio	0.10	0.10	0.10	0.05	0.10	0.10	0.05	—	0.00 (a)	0.10
Columbia Capital Allocation Moderate Aggressive Portfolio	0.14	0.14	0.14	0.05	0.14	0.14	0.05	0.14	0.00 (a)	0.14
Columbia Capital Allocation Aggressive Portfolio	0.12	0.12	0.12	0.05	0.13	0.13	0.05	—	0.00 (a)	0.12

(a)	Rounds to zero.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Funds and recorded as part of expense reductions in the Statement of Operations.
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Notes to Financial Statements  (continued)
January 31, 2017
For the year ended January 31, 2017, these minimum account balance fees reduced total expenses as follows:
Fund	Amount ($)
Columbia Capital Allocation Conservative Portfolio	—
Columbia Capital Allocation Moderate Conservative Portfolio	80
Columbia Capital Allocation Moderate Portfolio	60
Columbia Capital Allocation Moderate Aggressive Portfolio	9,774
Columbia Capital Allocation Aggressive Portfolio	120
Plan administration fees
Under a Plan Administration Services Agreement with the Transfer Agent, each Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class K shares for the provision of various administrative, recordkeeping, communication and educational services.
Distribution and service fees
The Funds have an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Funds and providing services to investors.
Under the Plans, each Fund pays a monthly fee to the Distributor at the annual rates of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares, up to 1.00% of each Fund’s average daily net assets attributable to Class B and Class C shares and up to 0.50% of each Fund’s average daily net assets attributable to Class R shares (of which up to 0.25% may be used for shareholder services for Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio).
For Class B and Class C shares of the Funds, of 1.00% fee, up to 0.75% is reimbursed for distribution expenses.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) for each Fund was approximately as follows:
Fund	Class B ($)	Class C ($)
Columbia Capital Allocation Conservative Portfolio	1,614,000	268,000
Columbia Capital Allocation Moderate Conservative Portfolio	2,714,000	462,000
Columbia Capital Allocation Moderate Portfolio	4,959,000	1,601,000
Columbia Capital Allocation Moderate Aggressive Portfolio	4,168,000	1,194,000
Columbia Capital Allocation Aggressive Portfolio	1,197,000	289,000
These amounts are based on the most recent information available as of December 31, 2016, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.
Shareholder services fees
Columbia Capital Allocation Moderate Aggressive Portfolio has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.50% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.25% of the Fund’s average daily net assets attributable to Class V shares.
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Notes to Financial Statements  (continued)
January 31, 2017
Sales charges (unaudited)
Sales charges, including front-end and CDSCs, received by the Distributor for distributing each Fund’s shares for the year ended January 31, 2017, if any, are as follows:
Fund	Class A ($)	Class B ($)	Class C ($)	Class V ($)
Columbia Capital Allocation Conservative Portfolio	196,516	27	5,183	—
Columbia Capital Allocation Moderate Conservative Portfolio	502,993	206	9,229	—
Columbia Capital Allocation Moderate Portfolio	1,509,773	603	21,038	—
Columbia Capital Allocation Moderate Aggressive Portfolio	1,911,148	1,011	18,288	6,032
Columbia Capital Allocation Aggressive Portfolio	1,030,483	187	7,477	—
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that each Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the following annual rates as a percentage of the class’ average daily net assets:
	June 1, 2016 through May 31, 2017
Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class V (%)	Class Y (%)	Class Z (%)
Columbia Capital Allocation Conservative Portfolio	0.49	1.24	1.24	0.44	0.74	0.24	0.19	N/A	0.14	0.24
Columbia Capital Allocation Moderate Conservative Portfolio	0.49	1.24	1.24	0.44	0.74	0.24	0.19	N/A	0.14	0.24
Columbia Capital Allocation Moderate Portfolio	0.47	1.22	1.22	0.42	0.72	0.22	0.17	N/A	0.12	0.22
Columbia Capital Allocation Moderate Aggressive Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	0.51	0.16	0.26
Columbia Capital Allocation Aggressive Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26

	Prior to June 1, 2016
Fund	Class A (%)	Class B (%)	Class C (%)	Class K (%)	Class R (%)	Class R4 (%)	Class R5 (%)	Class V (%)	Class Y (%)	Class Z (%)
Columbia Capital Allocation Conservative Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26
Columbia Capital Allocation Moderate Conservative Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26
Columbia Capital Allocation Moderate Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26
Columbia Capital Allocation Moderate Aggressive Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	0.51	0.16	0.26
Columbia Capital Allocation Aggressive Portfolio	0.51	1.26	1.26	0.46	0.76	0.26	0.21	N/A	0.16	0.26
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. Each Fund’s management services fee is also excluded from the waiver/reimbursement commitment and is therefore paid by the Funds. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
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Notes to Financial Statements  (continued)
January 31, 2017
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At January 31, 2017, these differences are primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (PFIC) holdings, re-characterization of distributions for investments, derivative investments, late-year ordinary losses, capital loss carryforwards, trustees’ deferred compensation, foreign currency transactions and distribution reclassifications. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Fund	Undistributed (excess of distributions over) net investment income ($)	Accumulated net realized gain (loss) ($)	Paid in capital increase (decrease) ($)
Columbia Capital Allocation Conservative Portfolio	372,267	(372,268)	1
Columbia Capital Allocation Moderate Conservative Portfolio	1,019,317	(1,019,317)	—
Columbia Capital Allocation Moderate Portfolio	3,755,275	(3,755,275)	—
Columbia Capital Allocation Moderate Aggressive Portfolio	2,065,122	(2,065,122)	—
Columbia Capital Allocation Aggressive Portfolio	767,688	(767,687)	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by these reclassifications.
The tax character of distributions paid during the years indicated was as follows:
	Year Ended January 31, 2017			Year Ended January 31, 2016
Fund	Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
Columbia Capital Allocation Conservative Portfolio	4,117,122	2,156,875	6,273,997	5,511,697	4,860,552	10,372,249
Columbia Capital Allocation Moderate Conservative Portfolio	9,766,303	11,609,575	21,375,878	14,425,969	18,331,287	32,757,256
Columbia Capital Allocation Moderate Portfolio	28,811,684	37,896,551	66,708,235	33,388,988	86,969,786	120,358,774
Columbia Capital Allocation Moderate Aggressive Portfolio	28,654,252	76,281,211	104,935,463	44,229,587	123,124,048	167,353,635
Columbia Capital Allocation Aggressive Portfolio	7,265,468	24,879,383	32,144,851	11,902,853	43,616,414	55,519,267
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At January 31, 2017, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation (depreciation) ($)
Columbia Capital Allocation Conservative Portfolio	922,446	—	(869,431)	(2,378,034)
Columbia Capital Allocation Moderate Conservative Portfolio	2,231,117	3,622,111	—	3,908,688
Columbia Capital Allocation Moderate Portfolio	1,582,631	31,543,823	—	44,205,272
Columbia Capital Allocation Moderate Aggressive Portfolio	7,453,350	45,070,208	—	97,137,189
Columbia Capital Allocation Aggressive Portfolio	1,344,775	17,416,280	—	39,361,701
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Notes to Financial Statements  (continued)
January 31, 2017
At January 31, 2017, the cost of investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Fund	Tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation (depreciation) ($)
Columbia Capital Allocation Conservative Portfolio	266,523,434	4,212,987	(6,591,021)	(2,378,034)
Columbia Capital Allocation Moderate Conservative Portfolio	609,381,397	16,336,557	(12,427,869)	3,908,688
Columbia Capital Allocation Moderate Portfolio	1,476,111,097	71,745,078	(27,539,806)	44,205,272
Columbia Capital Allocation Moderate Aggressive Portfolio	2,013,117,941	131,935,052	(34,797,863)	97,137,189
Columbia Capital Allocation Aggressive Portfolio	632,868,089	51,265,348	(11,903,647)	39,361,701
The following capital loss carryforwards, determined at January 31, 2017, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended January 31, 2017, capital loss carryforwards utilized, expired unused and permanently lost were as follows:
Fund	2017 ($)	2018 ($)	2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
Columbia Capital Allocation Conservative Portfolio	—	—	—	574,410	295,021	869,431	—	—	—
Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of January 31, 2017, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on February 1, 2017.
Fund	Late year ordinary losses ($)	Post-october capital losses ($)
Columbia Capital Allocation Aggressive Portfolio	10,490	—
Management of the Funds has concluded that there are no significant uncertain tax positions in the Funds that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the year ended January 31, 2017, the cost of purchases and proceeds from sales of securities, but excluding short-term investments and derivatives, if any, for each Fund aggregated to:
	Purchases ($)	Proceeds from sales ($)
Columbia Capital Allocation Conservative Portfolio	59,439,724	89,937,717
Columbia Capital Allocation Moderate Conservative Portfolio	106,251,706	180,561,460
Columbia Capital Allocation Moderate Portfolio	139,889,702	256,597,222
Columbia Capital Allocation Moderate Aggressive Portfolio	176,437,448	380,601,592
Columbia Capital Allocation Aggressive Portfolio	72,273,951	113,547,410
The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
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Notes to Financial Statements  (continued)
January 31, 2017
Note 6. Affiliated money market fund
Each Fund may invest in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by each Fund and other affiliated funds (the Affiliated MMF). The income earned by the Funds from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, each Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. Effective October 1, 2016, the Affiliated MMF prices its shares with a floating net asset value (NAV) and no longer seeks to maintain a stable NAV. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Line of credit
Each Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which is a collective agreement between the Funds and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations.
No Fund had borrowings during the year ended January 31, 2017.
Note 8. Significant risks
Shareholder concentration risk
At January 31, 2017, certain shareholder accounts owned more than 10% of the outstanding shares of one or more of the Funds. For unaffiliated shareholder accounts, the Funds have no knowledge about whether any portion of those shares were owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid or more liquid positions, resulting in Fund losses and the Fund holding a higher percentage of less liquid or illiquid securities. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
The number of accounts and aggregate percentages of shares outstanding held therein were as follows:
Fund	Number of unaffiliated accounts	Percentage of shares outstanding held — unaffiliated (%)	Percentage of shares outstanding held — affiliated (%)
Columbia Capital Allocation Conservative Portfolio	—	—	82.2
Columbia Capital Allocation Moderate Conservative Portfolio	—	—	79.6
Columbia Capital Allocation Moderate Portfolio	—	—	93.1
Columbia Capital Allocation Moderate Aggressive Portfolio	1	14.5	57.7
Columbia Capital Allocation Aggressive Portfolio	—	—	90.4
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
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Notes to Financial Statements  (continued)
January 31, 2017
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
142	Columbia Capital Allocation Portfolios | Annual Report 2017

Report of Independent Registered Public Accounting Firm
To the Trustees of Columbia Funds Series Trust and the Shareholders of Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Capital Allocation Moderate Conservative Portfolio and Columbia Capital Allocation Moderate Aggressive Portfolio (the "Funds," constituting part of Columbia Funds Series Trust) as of January 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
March 24, 2017
To the Trustees of Columbia Funds Series Trust II and the Shareholders of Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio and Columbia Capital Allocation Aggressive Portfolio
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Capital Allocation Conservative Portfolio, Columbia Capital Allocation Moderate Portfolio, and Columbia Capital Allocation Aggressive Portfolio (the "Funds," constituting part of Columbia Funds Series Trust II) as of January 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of January 31, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Minneapolis, MN
March 24, 2017
Columbia Capital Allocation Portfolios | Annual Report 2017	143

Federal Income Tax Information
(Unaudited)
The Funds hereby designates the following tax attributes for the fiscal year ended January 31, 2017. Shareholders will be notified in early 2018 of the amounts for use in preparing 2017 income tax returns.
	Qualified dividend income	Dividends received deduction	Capital gain dividend	Foreign taxes paid	Foreign taxes paid per share	Foreign source income	Foreign source income per share
Columbia Capital Allocation Conservative Portfolio	19.70%	12.18%	$0	$49,201	$0.00	$492,883	$0.02
Columbia Capital Allocation Moderate Conservative Portfolio	32.98%	20.60%	$3,960,483	$170,962	$0.00	$1,664,050	$0.03
Columbia Capital Allocation Moderate Portfolio	35.51%	24.72%	$35,480,215	$519,662	$0.00	$3,917,696	$0.03
Columbia Capital Allocation Moderate Aggressive Portfolio	55.11%	39.11%	$75,365,189	$918,902	$0.01	$5,510,872	$0.03
Columbia Capital Allocation Aggressive Portfolio	84.89%	61.79%	$24,432,449	$361,313	$0.01	$1,876,346	$0.03
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Foreign taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. Eligible shareholders may claim a foreign tax credit. These taxes, and the corresponding foreign source income, are provided.
144	Columbia Capital Allocation Portfolios | Annual Report 2017

TRUSTEES AND OFFICERS
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, Trustees not affiliated with the Investment Manager generally may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Columbia Funds board meeting they attended as a member of the Board.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
George S. Batejan c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1953	Trustee since 1/17	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	124	Advisory Board Member, University of Colorado Business School (Executive Committee, Nominating Committee and Governance Committee) since November 2015; former Chairman of the Board, NICSA (National Investment Company Services Association), 2014-2016; former Director, Intech Investment Management, 2011- 2016; former Board Member, Metro Denver Chamber of Commerce, 2015-2016
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; specializing in arbitration and mediation; Chief Justice, Minnesota Supreme Court, 1998-2006; Associate Justice, Minnesota Supreme Court, 1996-1998; Fourth Judicial District Court Judge, Hennepin County, 1994-1996; Attorney in private practice and public service, 1984-1993; State Representative, Minnesota House of Representatives, 1979-1993, which included service on the Tax and Financial Institutions and Insurance Committees	126	Trustee, BlueCross BlueShield of Minnesota (Chair of the Business Development Committee) since 2009; Chair of the Robina Foundation since August 2013
Edward J. Boudreau, Jr. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000; FINRA Industry Arbitrator, 2002-present; Chairman and Chief Executive Officer, John Hancock Investments (asset management), Chairman and Interested Trustee for open-end and closed-end funds offered by John Hancock,1989-2000; John Hancock Mutual Life Insurance Company, including Senior Vice President and Treasurer and Senior Vice President Information Technology, 1968-1988	124	Former Trustee, Boston Museum of Science (Chair of Finance Committee) 1985-2013; former Trustee, BofA Funds Series Trust (11 funds), 2005-2011
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1954	Trustee since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard — Partners in Cross Cultural Leadership (consulting company) since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, Morgan Stanley, 1982-1991	126	Trustee, New York Presbyterian Hospital Board (Executive Committee and Chair of Human Resources Committee) since 1996
Columbia Capital Allocation Portfolios | Annual Report 2017	145

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William P. Carmichael c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds; Chair of the Board from 1/14-11/15	Retired; Co-founder, The Succession Fund (provides exit strategies to owners of privately held companies), 1998-2007; Adjunct Professor of Finance, Kelley School of Business, Indiana University, 1993-2007; Senior Vice President, Sara Lee Corporation, 1991-1993; Senior Vice President and Chief Financial Officer, Beatrice Foods Company, 1984-1990; Vice President, Esmark, Inc., 1973-1984; Associate, Price Waterhouse, 1968-1972	126	Director, The Finish Line (athletic shoes and apparel) since July 2003; Director, hhgregg since May 2015; former Director, Cobra Electronics Corporation (electronic equipment manufacturer), 1994-August 2014; former Director, Spectrum Brands, Inc. (consumer products), 2002-2009; former Director, Simmons Company (bedding), 2004-2010; former Trustee, BofA Funds Series Trust (11 funds) 2003-2011; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010 - 2013; former Director, International Textile Corp., 2012-2016
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1950	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976 (also teaches and conducts research on corporate governance); Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	126	Trustee, MA Taxpayers Foundation since 1997; Board of Governors, Innovation Institute, MA Technology Collaborative since 2010
William A. Hawkins c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1942	Chair of the Board since 11/15, Trustee since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010; Operation Hope, COO, 2004-2007; IndyMac Bancorp, President, CBG, 1999-2003; American General Bank, President, 1997-1999; Griffin Financial Services, CEO, 1981-1997; The Griffin Funds, CEO, 1992-1998	126	Former Trustee, BofA Funds Series Trust (11 funds), 2005-2015
Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company) since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Managing Director, Morgan Stanley, 1982-1989; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	126	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012; Trustee, Carleton College (on the Investment Committee); Trustee, Carnegie Endowment for International Peace (on the Investment Committee)
146	Columbia Capital Allocation Portfolios | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
Minor M. Shaw c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1947	Trustee since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. (family investment business), 1998-2011	126	Director, BlueCross BlueShield of South Carolina since April 2008; Advisory Board member, Duke Energy Corp. since October 2016; Chair of the Duke Endowment; Director, National Association of Corporate Directors, Carolinas Chapter, since 2013; Chair of Greenville – Spartanburg Airport Commission; former Trustee, BofA Funds Series Trust (11 funds), 2003-2011; former Director, Piedmont Natural Gas, 2004-2016
John G. Taft c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee since 1/17	Chief Executive Officer, RBC Wealth Management (a division of RBC Capital Markets LLC), 2005-2016	124	Trustee, Andy Warhol Foundation for Visual Arts (Finance Committee) since 2014; former Director, RBC Global Asset Management – U.S., 2001-2016
Alison Taunton-Rigby c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	President, Chief Executive Officer (CEO) and Director, RiboNovix, Inc., 2003-2010; President and CEO, CMT Inc., 2001-2003; President and CEO, Aquila Biopharmaceuticals Inc., 1996- 2000; President and CEO, Cambridge Biotechnology Corporation, 1995- 1996, President and CEO, Mitotix Inc., 1993-1994	127	Director, Boston Children’s Hospital since 2002; Director, ICI Mutual Insurance Company, since 2011; Director, Blumont/IRD since 2016; Director, Mount Ida College since 2016; former Director, Abt Associates (government contractor), 2001-2016; former Director, Healthways, Inc. (health and well-being solutions), 2005-2016
Interested trustee not affiliated with Investment Manager*
Name address year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships/ held by Trustee during the past five years
Anthony M. Santomero c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1946	Trustee since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008; President, Federal Reserve Bank of Philadelphia, 2000-2006, Professor of Finance, The Wharton School, University of Pennsylvania, 1972-2002	124	Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Renaissance Reinsurance Ltd. since May 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds), 2008-2011
Columbia Capital Allocation Portfolios | Annual Report 2017	147

TRUSTEES AND OFFICERS  (continued)
*	Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an “interested person” (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trusts and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin St. Boston, MA 02110 1960	Trustee since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010 - September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006 - August 2012.	185	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006-January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary or visiting
investor.columbiathreadneedleus.com.
148	Columbia Capital Allocation Portfolios | Annual Report 2017

TRUSTEES AND OFFICERS  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011), Chief Legal Officer (2015) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively and Chief Counsel, January 2010 - January 2013); Vice President, Chief Legal Officer and Assitant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013 (previously Director and Global Chief Investment Officer, 2010 - 2013).
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operatiing Officer, 2010 - 2016).).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Vice President and Secretary (2015)	Vice President and Group Counsel, Ameriprise Financial, Inc. since August 2011; officer of Columbia Funds and affiliated funds since 2005.
Columbia Capital Allocation Portfolios | Annual Report 2017	149

Additional information
The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board is to vote the proxies of the companies in which the Funds hold investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting investor.columbiathreadneedleus.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting investor.columbiathreadneedleus.com, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
Each Fund file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Funds, please visit investor.columbiathreadneedleus.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081
150	Columbia Capital Allocation Portfolios | Annual Report 2017

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Columbia Capital Allocation Portfolios
P.O. Box 8081
Boston, MA 02266-8081

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Funds, go to
investor.columbiathreadneedleus.com. The Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 225 Franklin Street, Boston, MA 02110-2804
© 2017 Columbia Management Investment Advisers, LLC.
investor.columbiathreadneedleus.com
ANN124_01_G01_(03/17)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William A. Hawkins, Alison Taunton-Rigby and John Taft, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Boudreau, Ms. Carlton, Mr. Hawkins, Ms. Taunton-Rigby and Mr. Taft are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose reports to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended January 31, 2017 and January 31, 2016 are approximately as follows:

2017	2016
$66,800	$57,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended January 31, 2017 and January 31, 2016 are approximately as follows:

2017	2016
$1,600	$1,600

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2017 and 2016, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended January 31, 2017 and January 31, 2016, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended January 31, 2017 and January 31, 2016 are approximately as follows:

2017	2016
$16,200	$17,100

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended January 31, 2017 and January 31, 2016, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended January 31, 2017 and January 31, 2016 are approximately as follows:

2017	2016
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended January 31, 2017 and January 31, 2016 are approximately as follows:

2017	2016
$225,000	$110,000

In fiscal years 2017 and 2016, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2017 and 2016 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended January 31, 2017 and January 31, 2016 are approximately as follows:

2017	2016
$242,800	$128,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	March 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	March 24, 2017

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	March 24, 2017